As filed with the Securities and Exchange Commission on April 28, 2006

                                        Securities Act Registration No. 33-10436
                                Investment Company Act Registration No. 811-4922





                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, D.C. 20549

                                    FORM N-1A



           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           [X]

                      Pre-Effective Amendment No. ____                       [ ]

                       Post-Effective Amendment No. 27                       [X]

                                     and/or

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940       [X]

                              Amendment No. 27                               [X]


                   CALIFORNIA DAILY TAX FREE INCOME FUND, INC.
               (Exact Name of Registrant as Specified in Charter)


                     C/O REICH & TANG ASSET MANAGEMENT, LLC
                   600 FIFTH AVENUE, NEW YORK, NEW YORK 10020
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including Area Code: (212) 830-5200

                                 ROSANNE HOLTZER
                     C/O REICH & TANG ASSET MANAGEMENT, LLC
                                600 FIFTH AVENUE
                            NEW YORK, NEW YORK 10020
                     (Name and Address of Agent for Service)


        Copy to:         MICHAEL R. ROSELLA, ESQ.
                         Paul, Hastings, Janofsky & Walker LLP
                         75 East 55th Street
                         New York, New York 10022
                         (212) 318-6800

Approximate Date of Proposed Public Offering:
As soon as practicable after this Registration Statement becomes effective.

It is proposed that this filing will become effective: (check appropriate box)

         [X]    immediately upon filing pursuant to paragraph (b)
         [   ]  on (date) pursuant to paragraph (b)
         [   ]  60 days after filing pursuant to paragraph (a)(1)
         [   ]  on (date) pursuant to paragraph (a)(1)
         [   ]  75 days after filing pursuant to paragraph (a)(2)
         [   ]  on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

         [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

--------------------------------------------------------------------------------

CALIFORNIA DAILY TAX FREE                             600 FIFTH AVENUE
INCOME FUND, INC.                                     NEW YORK, NY 10020
                                                      (212) 830-5345
                                                      (800) 433-1918 (Toll Free)
CLASS A SHARES; CLASS B SHARES
================================================================================

       PROSPECTUS

       April 28, 2006



       A money market fund whose investment objectives are to seek as high a level of current income exempt from federal income tax and, to the extent possible, from California income taxes, as is believed to be consistent with preservation of capital, maintenance of liquidity and stability of principal.


       THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.




       TABLE OF CONTENTS
--------------------------------------------------------------------------------

       2     Risk/Return Summary: Investments, Risks               8     Management, Organization and Capital
             and Performance                                             Structure
       5     Risk/Return Summary: Fee Table                        9     Shareholder Information

       6     Investment Objectives, Principal Investment           19    Distribution Arrangements
             Strategies and Related Risks                          21    Financial Highlights
--------------------------------------------------------------------------------

       The Notice of the Reich & Tang Privacy Policy is included with this Prospectus but is not part of the Prospectus.

I.  RISK/RETURN SUMMARY: INVESTMENTS, RISKS AND PERFORMANCE

INVESTMENT OBJECTIVES
--------------------------------------------------------------------------------

     The Fund seeks as high a level of current income exempt from federal income tax and, to the extent possible, from California income taxes, as is believed to be consistent with preservation of capital, maintenance of liquidity and stability of principal. There can be no assurance that the Fund will achieve its investment objectives.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

     The Fund intends to achieve its investment objectives by investing primarily in short-term, high quality, debt obligations of:

(i) California, and its political subdivisions;

(ii) Puerto Rico, Guam and other United States Territories, and their political subdivisions; and

(iii)other states.

     These debt obligations, including Participation Certificates therein, are collectively referred to throughout this Prospectus as Municipal Obligations.

     The Fund is a money market fund and seeks to maintain an investment portfolio with a dollar-weighted average maturity of 90 days or less, to value its investment portfolio at amortized cost and to maintain a net asset value of $1.00 per share.

     The Fund intends to concentrate (i.e., invest 25% or more of the Fund's net assets) in California Municipal Obligations and Industrial Revenue Bonds, including Participation Certificates therein. Participation Certificates evidence ownership of an interest in the underlying Municipal Obligations, purchased from banks, insurance companies, or other financial institutions.


PRINCIPAL RISKS
--------------------------------------------------------------------------------

o Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money byinvesting in the Fund.

o The value of the Fund's shares and the securities held by the Fund can each decline in value.

o An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

o The amount of income the Fund generates will vary with changes in prevailing interest rates.

o Because the Fund intends to concentrate in California Municipal Obligations, investors should also consider the greater risk of the Fund's concentration versus the safety that comes with a less concentrated investment portfolio.

o Because the Fund may invest in Participation Certificates, investors should understand the characteristics of the banking industry and the risks that such investments entail.

o An investment in the Fund should be made with an understanding of the risks that an investment in California Municipal Obligations may entail. Payment of interest and preservation of capital are dependent upon the continuing ability of California issuers and/or obligors of state, municipal and public authority debt obligations to meet their payment obligations. Risk factors affecting the State of California are described in "California Risk Factors" in the Statement of Additional Information.

o Because the Fund reserves the right to invest up to 20% of its total assets in taxable securities, investors should understand that some of the income generated by the Fund may be subject to taxation including the federal alternative minimum tax.

RISK/RETURN BAR CHART AND TABLE
--------------------------------------------------------------------------------


     The following bar chart and table may assist you in deciding whether to invest in the Fund. The bar chart shows the change in the annual total returns of the Fund's Class A shares for the last ten calendar years. The table shows the Fund's average annual total return for the last one, five and ten year periods for the Class A shares and the last one and five year periods for the Class B shares. The table also includes the Fund's average annual total return since inception for each Class. While analyzing this information, please note that the Fund's past performance is not an indicator of how the Fund will perform in the future. The current 7-day yield for each Class may be obtained by calling the Fund at (212) 830-5345 or toll-free at (800) 433-1918.

California Daily Tax Free Income Fund, Inc.- Class A Shares (1)(2)


CALENDAR YEAR END             % TOTAL RETURN
1996                               2.76%
1997                               2.84%
1998                               2.48%
1999                               2.25%
2000                               2.75%
2001                               1.57%
2002                               0.55%
2003                               0.17%
2004                               0.33%
2005                               1.50%



(1) The Fund's highest quarterly return was 0.76% for the quarter ending June 30, 1997; the lowest quarterly return was 0.02% for the quarter ending September 30, 2003.

(2) Participating Organizations may charge a fee to investors for purchasing and redeeming shares. Therefore, the net return to such investors may be less than the net return by investing in the Fund directly.


          AVERAGE ANNUAL TOTAL RETURNS - FOR THE PERIODS ENDED DECEMBER 31, 2005

                                              CLASS A                 CLASS B
                                              -------                 -------


           One Year                           1.50%                   1.68%
           Five Years                         0.82%                   1.03%
           Ten Years                          1.72%                   N/A
           Since Inception*                   2.67%                   1.86%
           --------------


----------

* The inception date was February 10, 1987, for the Class A shares and October 9, 1996, for the Class B shares.

--------------------------------------------------------------------------------
                                    FEE TABLE
--------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


SHAREHOLDER FEES
----------------
(fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases...............                None
Wire Redemption Fee....................................              $15.00*

* There is a $15.00 fee for all wire redemptions of less than $10,000.

ANNUAL FUND OPERATING EXPENSES
------------------------------
(expenses that are deducted from Fund assets)

                                                                 CLASS A SHARES             CLASS B SHARES

Management Fees........................................                0.30%                      0.30%

Distribution and Service (12b-1) Fees..................                0.20%                      0.00%

Other Expenses.........................................                0.39%                      0.41%

Administration Fees..................................             0.21%-----                  0.21%-----

Total Annual Fund Operating Expenses...................                0.89%                      0.71%


EXAMPLE
-------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other money market funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.

The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                 1 YEAR             3 YEARS             5 YEARS             10 YEARS


CLASS A:                         $91                $284                $493                $1,096
CLASS B:                         $73                $227                $395                $   883


II. INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS


INVESTMENT OBJECTIVES
--------------------------------------------------------------------------------


     The Fund is a tax-exempt money market fund whose investment objectives are to seek as high a level of current income exempt from federal income tax and, to the extent possible, from California income taxes, as is believed to be consistent with preservation of capital, maintenance of liquidity and stability of principal.


     The investment objectives of the Fund described in this section may only be changed upon the approval of the holders of a majority of the outstanding shares of the Fund.


PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------


     Although the Fund will attempt to invest 100% of its total assets in Municipal Obligations, the Fund at all times will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in Municipal Obligations, the income from which is exempt from both federal and California income tax. This policy is fundamental and may not be changed without shareholder approval.


     With respect to 20% of its net assets, the Fund may purchase taxable securities, including Municipal Obligations, whose interest income is subject to federal, state and local income tax. The kinds of taxable securities in which the Fund may invest are limited to short-term, fixed income securities as more fully described in "Description of the Fund and Its Investments and Risks - Taxable Securities" in the Statement of Additional Information.


     Included in the same 20% of net assets in taxable securities, the Fund may also purchase Municipal Obligations whose interest income may be subject to the federal alternative minimum tax.


     The Fund may also invest in Participation Certificates in Municipal Obligations. These "Participation Certificates" are purchased by the Fund from banks, insurance companies or other financial institutions and cause the Fund to be treated as the owner of an interest in the underlying Municipal Obligations for federal income tax purposes.


     The Fund may invest more than 25% of its assets in Participation Certificates in Industrial Revenue Bonds and other California Municipal Obligations.


     To the extent suitable California Municipal Obligations and territorial Municipal Obligations are not available for investment by the Fund, the Fund may purchase Municipal Obligations issued by other states, their agencies and instrumentalities. The dividends derived from these investments will be designated by the Fund as derived from interest income that will be, in the opinion of bond counsel to the issuer at the date of issuance, exempt from federal income tax, but will be subject to California income tax.


     The Fund will invest primarily in California Municipal Obligations. As a temporary defensive measure the Fund may, from time to time, invest in securities that are inconsistent with its principal investment strategies or remain uninvested in an attempt to respond to adverse market, economic, political or other conditions as determined by the Fund's investment manager. Such a temporary defensive position may cause the Fund to not achieve its investment objectives.


     With respect to 75% of its total assets, the Fund shall invest not more than 5% of its total assets in Municipal Obligations issued by a single issuer. The Fund shall not invest more than 5% of its total assets in Municipal Obligations issued by a single issuer unless the Municipal Obligations are of the highest quality.


     With respect to 75% of its total assets, the Fund shall invest not more than 10% of its total assets in Municipal Obligations backed by a demand feature or guarantee from the same institution.

     The Fund's investments may also include "when-issued" Municipal Obligations and stand-by commitments.


     The Fund's investment manager considers the following factors when buying and selling securities for the portfolio: (i) the availability of cash, (ii) redemption requests, (iii) yield management, and (iv) credit management.


     In order to maintain a share price of $1.00, the Fund must comply with certain industry regulations. The Fund will only invest in securities that are denominated in United States dollars. Other requirements pertain to the maturity and credit quality of the securities in which the Fund may invest. The Fund will only invest in securities that have or are deemed to have a remaining maturity of 397 days or less. Also, the average maturity for all securities contained in the Fund, on a dollar-weighted basis, will be 90 days or less.


     The Fund will only invest in either securities that have been rated (or whose issuers have been rated) in the highest short-term rating category by nationally recognized statistical rating organizations, or are unrated securities but that have been determined by the Fund's investment manager to be of comparable quality.


     For a more detailed description of (i) the securities in which the Fund will invest, (ii) fundamental investment restrictions, and (iii) industry regulations governing credit quality and maturity, please refer to the Statement of Additional Information.


RISKS
--------------------------------------------------------------------------------

     The Fund complies with industry-standard requirements on the quality, maturity and diversification of its investments, which are designed to help maintain a $1.00 share price. A significant change in interest rates or a default on the Fund's investments could cause its share price (and the value of your investment) to change.


     By investing in liquid, short-term, high quality investments that have high quality credit support from banks, insurance companies or other financial institutions (i.e., Participation Certificates and other variable rate demand instruments), the Fund's management believes that it can protect the Fund against credit risks that may exist on long-term Municipal Obligations. The Fund may still be exposed to the credit risk of the institution providing the investment. Changes in the credit quality of the provider could affect the value of the security and your investment in the Fund.


     Because of the Fund's concentration in investments in California Municipal Obligations, the safety of an investment in the Fund will depend substantially upon the financial strength of California and its political subdivisions.


     The primary purpose of investing in a portfolio of California Municipal Obligations is the special tax treatment accorded California resident individual investors. Payment of interest and preservation of principal, however, are dependent upon the continuing ability of the California issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder. Investors should consider the greater risk of the Fund's concentration versus the safety that comes with a less concentrated investment portfolio and should compare yields available on portfolios of California issues with those of more diversified portfolios, including out-of-state issues, before making an investment decision.


     Because the Fund may concentrate in Participation Certificates that may be secured by bank letters of credit or guarantees, an investment in the Fund should be made with an understanding of the characteristics of the banking industry and the risks which such an investment may entail. These characteristics and risks include extensive governmental regulations, changes in the availability and cost of capital funds, and general economic conditions (see "Variable Rate Demand Instruments and Participation Certificates" in the Statement of Additional Information). These factors may limit both the amounts and types of loans and other financial commitments that may be made and interest rates and fees may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations under a letter of credit.


PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------



     A schedule of the Fund's complete portfolio holdings, current as of month-end, will be available on the Fund's website no earlier than 5 days after the end of each month. This information will remain available on the website at least until updated for the next month or until the Fund files with the Securities and Exchange Commission (the "SEC") its semi-annual/annual shareholder report or quarterly portfolio holdings report that includes such period. The most recent schedule is available on the Fund's website at http://www.money-funds.com/portfolioholdings or by calling toll free at (800) 433-1918. The Fund may terminate or modify this policy at any time without further notice to shareholders. A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Statement of Additional Information.


III. MANAGEMENT, ORGANIZATION AND
     CAPITAL STRUCTURE


     The Fund's investment manager is Reich & Tang Asset Management, LLC (the "Manager"). The Manager's principal business office is located at 600 Fifth Avenue, New York, NY 10020. As of March 31, 2006, the Manager was the investment manager, adviser or sub-adviser with respect to assets aggregating in excess of $17.5 billion. The Manager has been an investment adviser since 1970 and currently is manager or sub-adviser of eighteen registered investment companies, of which it acts as administrator for twelve. The Manager also advises pension trusts, profit-sharing trusts and endowments.


     Pursuant to the Investment Management Contract between the Fund and the Manager, the Manager manages the Fund's portfolio of securities and makes decisions with respect to the purchase and sale of investments, subject to the general control of the Board of Directors of the Fund. Pursuant to the Investment Management Contract, the Fund pays the Manager a fee equal to 0.30% per annum of the Fund's average daily net assets for managing the Fund's investment portfolio and performing related services. For the fiscal year ended December 31, 2005, the Fund paid the Manager a management fee equal to 0.30% per annum of the Fund's average daily net assets. A discussion regarding the basis for the Board of Directors approving the continuance of the Investment Management Contract is available in the Fund's annual report for the period ended December 31, 2005.


     Pursuant to the Administrative Services Contract between the Fund and the Manager, the Manager performs clerical, accounting supervision and office service functions for the Fund. The Manager provides the Fund with the personnel to perform all other clerical and accounting type functions not performed by the Manager. For its services under the Administrative Services Contract, the Fund pays the Manager a fee equal to 0.21% per annum of the Fund's average daily net assets. For the fiscal year ended December 31, 2005, the Fund paid the Manager a fee for administrative services equal to 0.21% per annum of the Fund's average daily net assets.



     The Manager, at its discretion, may voluntarily waive all or a portion of the investment management and the administrative services fees. Any portion of the total fees received by the Manager may be used to provide shareholder services and for distribution of Fund shares.

     In addition, Reich & Tang Distributors, Inc., (the "Distributor"), receives a servicing fee equal to 0.20% per annum of the average daily net assets of the Class A shares of the Fund under the Shareholder Servicing Agreement. The fees are accrued daily and paid monthly. Investment management fees and operating expenses, which are attributable to both Classes of shares of the Fund, will be allocated daily to each Class of shares based on the percentage of shares outstanding for each Class at the end of the day.

IV.      SHAREHOLDER INFORMATION


     The Fund sells and redeems its shares on a continuing basis at their net asset value. The Fund does not impose a charge for either purchases or redemptions, although there may be a fee imposed on certain wire redemption requests. All transactions in Fund shares are effected through the Fund's transfer agent, who accepts orders for purchases and redemptions from Participating Organizations (see "Investments Through Participating Organizations - Purchase of Class A Shares" for a definition of Participating Organizations) and from investors directly.


PRICING OF FUND SHARES
--------------------------------------------------------------------------------

     The net asset value of the Fund's shares is determined as of 4:00 p.m., Eastern time, on each Fund Business Day. Fund Business Day means weekdays (Monday through Friday) except (i) days on which the New York Stock Exchange is closed for trading (i.e., national holidays) and (ii) Columbus Day and Veterans' Day. However, on certain days that the New York Stock Exchange is closed, the Fund, at the direction of the Manager, may be open for purchases and redemptions and will determine its net asset value. The Fund's net asset value is computed by dividing the value of the Fund's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued, but excluding capital stock and surplus) by the total number of shares outstanding. The Fund intends to maintain a stable net asset value at $1.00 per share, although there can be no assurance that this will be achieved.


     The Fund's portfolio securities are valued at their amortized cost in compliance with the provisions of Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"). Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If fluctuating interest rates cause the market value of the Fund's portfolio to deviate more than 1/2 of 1% from the value determined on the basis of amortized cost, the Board of Directors will consider whether any action should be initiated. Although the amortized cost method provides certainty in valuation, it may result in periods during which the value of an instrument is higher or lower than the price an investment company would receive if the instrument were sold.


     Shares are issued as of the first determination of the Fund's net asset value per share made after acceptance of the investor's purchase order. In order to maximize earnings on its portfolio, the Fund normally has its assets as fully invested as is practicable. Many securities in which the Fund invests require the immediate settlement in funds of Federal Reserve member banks on deposit at a Federal Reserve Bank (commonly known as "Federal Funds"). Fund shares begin accruing income on the day the shares are issued to an investor.


     The Fund reserves the right to reject any purchase order of its shares. In addition, the Fund does not accept cash, and may refuse to accept cash equivalents (i.e., travelers cheques, money orders, cashier's checks or similar instruments) and certain other forms of payment at its discretion. Certificates for Fund shares will not be issued to investors.


PURCHASE OF FUND SHARES
--------------------------------------------------------------------------------

     The Fund does not accept a purchase order from investors investing in the Fund directly (i.e., not through Participating Organizations) until an investor's payment has been converted into Federal Funds and is received by the Fund's transfer agent. Orders from these direct investors that are accompanied by Federal Funds and received after 4:00 p.m., Eastern time, on a Fund Business Day will result in the issuance of shares on the following Fund Business Day.

     Investors may, if they wish, invest in the Fund through a Participating Organization with which they have accounts. Generally, all other investors, and investors who have accounts with Participating Organizations but do not wish to invest in the Fund through them, may invest in the Fund directly as Class B shareholders. Class B shareholders generally do not receive the benefit of the servicing functions performed by a Participating Organization. Class B shares may also be offered to investors who purchase their shares through Participating Organizations who, because they may not be legally permitted to receive such as fiduciaries, do not receive compensation from the Distributor or the Manager.

     The minimum initial investment in the Fund for both Classes of shares is
(i) $1,000 for purchases through Participating Organizations - this may be satisfied by initial investments aggregating $1,000 by a Participating Organization on behalf of their customers whose initial investments are less than $1,000, (ii) $1,000 for securities brokers, financial institutions and other industry professionals that are not Participating Organizations, and (iii) $5,000 for all other investors. Initial investments may be made in any amount in excess of the applicable minimums. The minimum amount for subsequent investments is $100 unless the investor is a client of a Participating Organization whose clients have made aggregate subsequent investments of $100. The Fund may waive any minimum purchase requirements.



     Each shareholder, except those purchasing through Participating Organizations, will receive a personalized monthly statement from the Fund listing (i) the total number of Fund shares owned as of the statement closing date, (ii) purchases and redemptions of Fund shares, and (iii) the dividends paid on Fund shares (including dividends paid in cash or reinvested in additional Fund shares).


INVESTMENTS THROUGH PARTICIPATING ORGANIZATIONS - PURCHASE OF CLASS A SHARES

--------------------------------------------------------------------------------

     Generally, investors purchasing shares through a Participating Organization become Class A shareholders and are referred to as Participant Investors. Participating Organizations are securities brokers, banks and financial institutions or other industry professionals or organizations that have entered into shareholder servicing agreements with the Distributor with respect to investment of their customer accounts in the Fund. When instructed by a Participant Investor to purchase or redeem Fund shares, the Participating Organization, on behalf of Participant Investor, transmits to the Fund's transfer agent a purchase or redemption order, and in the case of a purchase order, payment for the shares being purchased.


     Participating Organizations may confirm to Participant Investors each purchase and redemption of Fund shares for their accounts. Also, Participating Organizations may send periodic account statements to the Participant Investors showing (i) the total number of Fund shares owned by each Participant Investor as of the statement closing date, (ii) purchases and redemptions of Fund shares by each Participant Investor during the period covered by the statement, and
(iii) the income earned by Fund shares of each Participant Investor during the statement period (including dividends paid in cash or reinvested in additional Fund shares). Participant Investors whose Participating Organizations have not undertaken to provide such statements will receive them from the Fund directly.


     Participating Organizations may charge Participant Investors a fee in connection with their use of specialized purchase and redemption procedures. In addition, Participating Organizations offering purchase and redemption procedures similar to those offered to shareholders who invest in the Fund directly may impose charges, limitations, minimums and restrictions in addition to or different from those applicable to shareholders who invest in the Fund directly. Accordingly, the net yield to investors who invest through Participating Organizations may be less than by investing in the Fund directly. Participating Organizations may also set deadlines for receipt of orders from Participant Investors that are earlier than the order deadline of the Fund due to processing or other reasons. A Participant Investor should read this Prospectus in conjunction with the materials provided by the Participating Organization describing the procedures under which Fund shares may be purchased and redeemed through the Participating Organization.


     Qualified Participating Organizations may transmit an investor's purchase or redemption order to the Fund's transfer agent after 4:00 p.m., Eastern time on the day the order is received from the investor as long as the investor has placed his order with the Participating Organization before 4:00 p.m. on that day. The investor will then receive the net asset value of the Fund's shares determined as of 4:00 p.m. on the day he placed his order with the qualified Participating Organization. Participating Organizations are responsible for instituting procedures to insure that purchase orders by their respective clients are processed expeditiously.


INITIAL DIRECT PURCHASES OF CLASS B SHARES
--------------------------------------------------------------------------------

Investors who wish to invest in the Fund directly may obtain a current Prospectus and the Fund application order form necessary to open an account by telephoning the Fund at (212) 830-5345 or toll free at (800) 433-1918.

MAIL AND PERSONAL DELIVERY
--------------------------

     Investors may send or deliver a check made payable to "California Daily Tax Free Income Fund, Inc." along with a completed Fund application to:

     California Daily Tax Free Income Fund, Inc.
     Reich & Tang Funds
     600 Fifth Avenue-8th Floor
     New York, New York 10020

     Checks are accepted subject to collection at full value in United States currency. Payment by a check drawn on any member of the Federal Reserve System will normally be converted into Federal Funds within two business days after receipt of the check. Checks drawn on a non-member bank may take substantially longer to convert into Federal Funds. If your check is returned unpaid due to insufficient funds, your order will be cancelled and your account will be charged a $20 fee for each returned check.

BANK WIRE
---------

     To purchase shares of the Fund using the wire system for transmittal of money among banks, an investor, prior to his or her initial purchase of shares, should first telephone the Fund at (212) 830-5345 or toll free at (800) 433-1918 to obtain a Fund application necessary to open a new account. The investor should complete and fax the Fund application along with any required documentation to the Fund at (212) 315-1112. The original Fund application and documentation should then be mailed to the address specified under "Mail and Personal Delivery." The investor should then telephone the Fund at the above number to obtain a new account number and then instruct a member bank of the Federal Reserve System to wire the amount of the investment immediately to:


     The Bank of New York
     ABA # 021000018
     Reich & Tang Funds
     DDA # 8900403527
     For California Daily Tax Free
        Income Fund, Inc.

     Account of (Investor's Name)
                 ----------------------------------
     Fund Account #
                   --------------------------------
     SS#/Tax ID#
                -----------------------------------

     An account will not be opened until the Fund has received the Fund application and required documentation in proper form and has accepted the purchase order for its shares.


     There may be a charge by the investor's bank for transmitting the money by bank wire, and there also may be a charge for use of Federal Funds. The Fund does not charge investors in the Fund for its receipt of wire transfers. Payment in the form of a "bank wire" received prior to 4:00 p.m., Eastern time, on a Fund Business Day will be treated as a Federal Funds payment received on that day.


ELECTRONIC FUNDS TRANSFERS (EFT), PRE-AUTHORIZED CREDIT AND DIRECT DEPOSIT PRIVILEGE
--------------------------------------------------------------------------------

     You may purchase shares of the Fund (minimum of $100) by having salary, dividend payments, interest payments or any other payments designated by you, including federal salary, social security, or certain veteran's, military or other payments from the federal government, automatically deposited into your Fund account. You can also have money debited from your checking account. To enroll in any one of these programs, please contact your broker or the Fund for the appropriate form. You may elect at any time to terminate your participation by notifying in writing the appropriate depositing entity and/or federal agency. Death or legal incapacity will automatically terminate your participation in these programs. Further, the Fund may terminate your participation in the Privilege upon 30 days' notice to you.



SUBSEQUENT PURCHASES OF SHARES
--------------------------------------------------------------------------------

     Subsequent purchases can be made by bank wire, as indicated above, or by mailing a check to:

     California Daily Tax Free Income Fund, Inc.
     Mutual Funds Group
     P.O. Box 13232 Newark, New Jersey 07101-3232

     There is a $100 minimum for subsequent purchases of shares. All payments should clearly indicate the shareholder's account number.

     Provided that the information on the application form on file with the Fund is still applicable, a shareholder may reopen an account without filing a new Fund application at any time during the year the shareholder's account is closed or during the following calendar year.


REDEMPTION OF SHARES
--------------------------------------------------------------------------------

     A redemption is effected immediately following, and at a price determined in accordance with, the next determination of net asset value per share of the Fund upon receipt by the Fund's transfer agent of the redemption order (and any supporting documentation which the Fund's transfer agent may require). Normally, payment for redeemed shares is made on the same Fund Business Day the redemption is effected, if the redemption proceeds are paid by wire (on the next Fund Business Day if paid by check). However, redemption payments will not be paid out unless the check (including a certified or cashier's check) used for investment has been cleared for payment by the investor's bank, which can take up to 15 days after investment. Shares redeemed are not entitled to participate in dividends declared on the day a redemption becomes effective.



     A shareholder's original Fund application order form permits the shareholder to redeem by written request and to elect one or more of the additional redemption procedures described below. A shareholder may only change the instructions indicated on his original Fund application order form by transmitting a written direction to the Fund's transfer agent. Requests to institute or change any of the additional redemption procedures will require a signature guarantee.


     When a signature guarantee is called for, the shareholder should have "Signature Guaranteed" stamped under his signature. It should be signed and guaranteed by an eligible guarantor institution which includes a domestic bank, a domestic savings and loan institution, a domestic credit union, a member bank of the Federal Reserve System or a member firm of a national securities exchange, pursuant to the Fund's transfer agent's standards and procedures.

WRITTEN REQUESTS
----------------

     Shareholders may make a redemption in any amount by sending a written request to the Fund addressed to:

     California Daily Tax Free Income Fund, Inc.
     c/o Reich & Tang Funds
     600 Fifth Avenue-8th Floor
     New York, New York 10020

     All written requests for redemption must be signed by the shareholder, in each case with signature guaranteed, unless otherwise indicated on the Fund application or in a subsequent written authorization.

     Normally, the redemption proceeds are paid by check and mailed to the shareholder at the address of record.

CHECKS
------

     By making the appropriate election on their Fund application order form, shareholders may request a supply of checks that may be used to effect redemptions from the Class of shares of the Fund in which they invest. The checks, which will be issued in the shareholder's name, are drawn on a special account maintained by the Fund with the Fund's agent bank. Checks may be drawn in any amount of $250 or more. When a check is presented to the Fund's agent bank, it instructs the Fund's transfer agent to redeem a sufficient number of full and fractional shares in the shareholder's account to cover the amount of the check. The use of a check to make a withdrawal enables a shareholder in the Fund to receive dividends on the shares to be redeemed up to the Fund Business Day on which the check clears. Checks provided by the Fund may not be certified. Fund shares purchased by check may not be redeemed by check until the check has cleared, which can take up to 15 days following the date of purchase.


     There is no charge to the shareholder for checks provided by the Fund, although there may be fees charged for checks provided in connection with certain cash management programs offered through Participating Organizations. The Fund reserves the right to impose a charge or impose a different minimum check amount in the future.


     Shareholders electing the checking option are subject to the procedures, rules and regulations of the Fund's agent bank governing checking accounts. Checks drawn on a jointly owned account may, at the shareholder's election, require only one signature. Checks in amounts exceeding the value of the shareholder's account at the time the check is presented for payment will not be honored. Since the dollar value of the account changes daily, the total value of the account may not be determined in advance and the account may not be entirely redeemed by check. Shareholders will be charged a $16 fee for any stop payment requests, a $15 fee if the Fund is requested to deliver a supply of checks overnight and a $4 fee for each copy of a check requested. In addition, the Fund reserves the right to charge the shareholder's account a fee up to $20 for checks not honored as a result of an insufficient account value, a check deemed not negotiable because it has been held longer than six months, an unsigned check, and/or a post-dated check. The Fund reserves the right to terminate or modify the check redemption procedure at any time or to impose additional fees following notification to the Fund's shareholders.


     Corporations and other entities electing the checking option are required to furnish a certified resolution or other evidence of authorization in accordance with the Fund's normal practices. Individuals and joint tenants are not required to furnish any supporting documentation. Appropriate authorization forms will be sent by the Fund or its agents to corporations and other shareholders who select this option. As soon as the authorization forms are filed in good order with the Fund's agent bank, the Fund will provide the shareholder with a supply of checks.

TELEPHONE
---------

     The Fund accepts telephone requests for redemptions from shareholders who elect this option on their Fund application. The proceeds of a telephone redemption may be sent to the shareholders at their addresses of record or, if in excess of $1,000, to their bank accounts, both as set forth in the Fund application or in a subsequent written authorization. The Fund may accept telephone redemption instructions from any person with respect to accounts of shareholders who elect this service and thus such shareholders risk possible loss of principal and interest in the event of a telephone redemption not authorized by them. The Fund will employ reasonable procedures to confirm that telephone redemption instructions are genuine, and will require that shareholders electing such option provide a form of personal identification. Failure by the Fund to employ such reasonable procedures may cause the Fund to be liable for the losses incurred by investors due to unauthorized or fraudulent telephone redemptions.



     A shareholder making a telephone withdrawal should call the Fund at (212) 830-5345 or toll free at (800) 433-1918 and state: (i) the name of the shareholder appearing on the Fund's records, (ii) the shareholder's account number with the Fund, (iii) the amount to be withdrawn, (iv) whether such amount is to be forwarded to the shareholder's designated bank account or address, and
(v) the name of the person requesting the redemption. Usually, the proceeds are sent to the designated bank account or address on the same Fund Business Day the redemption is effected, if the redemption proceeds are paid by wire (on the next Fund Business Day if paid by check). The Fund reserves the right to terminate or modify the telephone redemption service in whole or in part at any time and will notify shareholders accordingly.

GENERALLY
---------

     There is no redemption charge, although there may be a fee charged on certain wire redemption requests, no minimum period of investment, no minimum amount for a redemption, and no restriction on frequency of withdrawals. Proceeds of redemptions are generally paid by check. Unless other instructions are given in proper form to the Fund's transfer agent, a check for the proceeds of a redemption will be sent to the shareholder's address of record. If a shareholder elects to redeem all of his shares of the Fund, all dividends accrued to the date of such redemption will be paid to the shareholder along with the proceeds of the redemption. A redemption of shares may result in taxable income to the shareholder.

     The right of redemption generally may not be suspended or the date of payment upon redemption postponed for more than seven days after the shares are tendered for redemption, except for (i) any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings),
(ii) any period during which the SEC determines that trading thereon is restricted, (iii) any period during which an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of its portfolio securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund to fairly determine the value of its net assets, or (iv) for such other period as the SEC may by order permit for the protection of the shareholders of the Fund.

     The Fund and its agents reserve the right to "freeze" or "block" (that is, disallow any further purchases or redemptions from any account) or suspend account services in certain instances as permitted or required by applicable laws and regulations, including applicable anti-money laundering regulations. Examples of such instances include, but are not limited to, (i) where an accountholder appears on the list of "blocked" entities and individuals maintained pursuant to OFAC (Office of Foreign Assets Control) regulations, (ii )where the Fund or its agents detect suspicious activity or suspect fraudulent or illegal activity, or (iii) when notice has been received by the Fund or its agents that there is a dispute between the registered or beneficial account owners.

     The Fund reserves the right to redeem the shares of any shareholder if the total value of all the remaining shares in the shareholder's or his Participating Organization's account after a withdrawal is less than $500. Written notice of a proposed mandatory redemption will be given at least 30 days in advance to any shareholder whose account is to be redeemed or the Fund may impose a monthly service charge of $10 on such accounts. For Participant Investor accounts, notice of a proposed mandatory redemption will be given only to the appropriate Participating Organization. The Participating Organization will be responsible for notifying the Participant Investor of the proposed mandatory redemption. A shareholder or Participating Organization who receives such notice may avoid mandatory redemption by purchasing sufficient additional shares to increase its account value to the minimum amount during the notice period.

     In addition, in accordance with applicable customer identification regulations, the Fund reserves the right to redeem the shares of any shareholder and close the shareholder's account if the Fund and its agents are unable to verify the shareholder's identity within a reasonable time after the shareholder's account is opened. If the Fund closes a shareholder's account in this manner, the shares will be valued in accordance with the net asset value next calculated after the Fund decides to close the account.

SPECIFIED AMOUNT AUTOMATIC WITHDRAWAL PLAN
--------------------------------------------------------------------------------

     Shareholders may elect to withdraw shares and receive payment from the Fund of a specified amount of $50 or more automatically on a monthly or quarterly basis. The monthly or quarterly withdrawal payments of the specified amount are made by the Fund on the date specified on the Automatic Withdrawal Authorization form. Whenever such day of the month is not a Fund Business Day, the payment date is the Fund Business Day preceding the day of the month specified on the Automatic Withdrawal Authorization form. In order to make a payment, a number of shares equal in aggregate net asset value to the payment amount are redeemed at their net asset value on the Fund Business Day immediately preceding the date of payment. To the extent that the redemptions to make plan payments exceed the number of shares purchased through reinvestment of dividends and distributions, the redemptions reduce the number of shares purchased on original investment, and may ultimately liquidate a shareholder's investment.


     The election to receive automatic withdrawal payments may be made at the time of the original application by completing an Automatic Authorization Withdrawal form. The election may also be made, changed or terminated at any later time by sending a signature guaranteed written request to the transfer agent. Because the withdrawal plan involves the redemption of Fund shares, such withdrawals may constitute taxable events to the shareholder. However, the Fund does not expect that there will be any realized capital gains.

DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

     The Fund declares dividends equal to all its net investment income (excluding long-term capital gains and losses, if any, and amortization of market discount) on each Fund Business Day and pays dividends monthly. There is no fixed dividend rate. In computing these dividends, interest earned and expenses are accrued daily.

     Net realized capital gains, if any, are distributed at least annually and in no event later than 60 days after the end of the Fund's fiscal year.

     All dividends and distributions of capital gains are automatically invested, at no charge, in additional Fund shares of the same Class of shares immediately upon payment thereof unless a shareholder has elected by written notice to the Fund to receive either of such distributions in cash. The reinvestment of capital gains or any taxable dividends does not avoid a taxable event to the shareholder.

     Because Class A shares bear the service fee under the Fund's 12b-1 Plan, the net income of and the dividends payable to the Class A shares will be lower than the net income of and dividends payable to the Class B shares of the Fund. Dividends paid to each Class of shares of the Fund will, however, be declared and paid on the same days at the same times and, except as noted with respect to the service fees payable under the Plan, will be determined in the same manner and paid in the same amounts.


EXCHANGE PRIVILEGE
--------------------------------------------------------------------------------

     Shareholders of the Fund are entitled to exchange some or all of their Class of shares in the Fund for shares of the same Class of certain other investment companies that retain Reich & Tang Asset Management, LLC as investment manager and that participate in the exchange privilege program with the Fund. If only one Class of shares is available in a particular exchange fund, the shareholders of the Fund are entitled to exchange their shares for the shares available in that exchange fund. Currently the exchange privilege program has been established between the Fund and Connecticut Daily Tax Free Income Fund, Inc., Cortland Trust, Inc., Delafield Fund, Inc., Daily Tax Free Income Fund, Inc., Florida Daily Municipal Income Fund, New Jersey Daily Municipal Income Fund, Inc., New York Daily Tax Free Income Fund, Inc. and Short Term Income Fund, Inc. In the future, the exchange privilege program may be extended to other investment companies that retain Reich & Tang Asset Management, LLC as investment adviser or manager.


     There is no charge for the exchange privilege or limitation as to frequency of exchange. The minimum amount for an exchange is $1,000. However, shareholders who are establishing a new account with an investment company through the exchange privilege must ensure that a sufficient number of shares are exchanged to meet the minimum initial investment required for the investment company into which the exchange is being made. Each Class of shares is exchanged at its respective net asset value.


     The exchange privilege provides shareholders of the Fund with a convenient method to shift their investment among different investment companies when they feel such a shift is desirable. The exchange privilege is available to shareholders resident in any state in which shares of the investment company being acquired may legally be sold. Shares of the same Class may be exchanged only between investment company accounts registered in identical names. Before making an exchange, an investor should review the current prospectus of the investment company into which the exchange is to be made. An exchange will be a taxable event to an exchanging shareholder.

     Instructions for exchanges may be made by sending a written request to:

     California Daily Tax Free Income Fund, Inc.
     c/o Reich & Tang Funds
     600 Fifth Avenue-8th Floor
     New York, New York 10020

     or, for shareholders who have elected that option, by telephoning the Fund at (212) 830-5345 or toll free at (800) 433-1918. The Fund reserves the right to reject any exchange request and may modify or terminate the exchange privilege at any time.

FREQUENT TRADING
--------------------------------------------------------------------------------

    The Reich & Tang family of funds discourages short-term or excessive trading ("frequent trading") of their shares by shareholders (including by means of exchanges) and maintains procedures reasonably designed to detect and deter such frequent trading, except with respect to the money market funds as discussed below. Frequent trading is sometimes referred to as market timing. Market timing may take many forms but commonly refers to arbitrage activity involving the frequent buying and selling of mutual fund shares in order to take advantage of the fact that there may be a lag between a change in the value of a mutual fund's portfolio securities and the reflection of that change in the fund's share price. Frequent trading may dilute the value of fund shares held by long-term shareholders. Frequent trading may also interfere with the efficient management of a fund's portfolio, as it may result in a fund maintaining higher cash balances than it otherwise would (which would result in reduced yields for money market funds) or cause a fund to sell portfolio securities at a time it otherwise would not. Frequent trading may further result in increased portfolio transaction (or brokerage) costs, administrative and other operating costs and may cause a fund to realize taxable capital gains or harvest capital losses at a time that it otherwise would not. For these reasons, frequent trading poses the risk of lower returns for long-term shareholders of a fund. There is no guarantee that these policies and procedures will be effective in detecting and preventing frequent trading in whole or in part.


    Money market funds are not effective vehicles for market timing activity since these types of funds seek to maintain a constant net asset value of $1.00 per share. In addition, the risks of frequent trading are not generally applicable to money market funds because money market funds are created as cash management vehicles which accommodate frequent inflows and outflows of cash. As a result, money market funds are managed to accommodate such cash flows, particularly when used as sweep vehicles, which generally eliminates the potential for disruptive trading.


    Nonetheless, as indicated under "Pricing of Fund Shares" and "Exchange Privilege," the Fund reserves the right to reject any purchase or exchange order for its shares for any reason and thus may exercise such right in the event it determines that a purchase or exchange order is disruptive to the Fund's management or otherwise. The Fund's procedures with respect to frequent purchases and redemptions of Fund shares by shareholders are thus limited to the Fund exercising its right to reject purchase or exchange orders it determines in its discretion to be disruptive. The Fund may change it policies relating to frequent trading at any time without prior notice to shareholders.


TAX CONSEQUENCES
--------------------------------------------------------------------------------
FEDERAL INCOME TAXES
--------------------

     The Fund has elected and intends to continue to qualify as a regulated investment company under the Internal Revenue code (the "Code"). As a regulated investment company, dividends paid by the Fund that are designated by the Fund as exempt interest dividends and derived from Municipal Obligations and Participation Certificates, will be exempt from regular federal income tax whether received in cash or reinvested in additional shares, provided the Fund meets certain requirements of the Internal Revenue Code (the "Code"), including the requirement in the Code that at the close of each quarter of its taxable year at least 50 percent of the value of the total assets of the Fund consists of Municipal Obligations and certain other state and local obligations described in Code Section 103(a), but may be subject to federal alternative minimum tax. These dividends are referred to as exempt interest dividends. Income exempt from federal income tax, however, may be subject to state and local income tax.

     Dividends paid from net investment income, if any, and distributions of any realized short-term capital gains (from tax-exempt or taxable obligations) are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares of the Fund.

     For shareholders that are Social Security and Railroad Retirement recipients, interest on tax-exempt bonds, including exempt interest dividends paid by the Fund, is to be added to the shareholders' adjusted gross income to determine the amount of Social Security benefits includible in their gross income.

     Interest on certain private activity bonds will constitute an item of tax preference subject to the individual federal alternative minimum tax. Shareholders that are corporations will be required to include in alternative minimum taxable income 75% of the amount by which their adjusted current earnings (including tax-exempt interest) exceed their alternative minimum taxable income (determined without this tax item). In certain cases. Shareholders that are Subchapter S corporations with accumulated earnings and profits from Subchapter C years will be subject to a tax on tax-exempt interest.

     The Fund does not expect to realize long-term capital gains, and thus does not contemplate distributing "capital gain dividends" or having undistributed capital gain income.

     The Fund will inform shareholders of the amount and nature of its income and gains in a written notice mailed to shareholders not later than 60 days after the close of the Fund's taxable year.

     The sale, exchange or redemption of shares will generally be a taxable disposition of an asset that may result in a taxable gain or loss for the shareholder if the shareholder receives more or less than it paid for its shares. An exchange pursuant to the exchange privilege is treated as a sale on which the shareholder may realize a taxable gain or loss.

     With respect to variable rate demand instruments, including Participation Certificates therein, the Fund will be treated for federal income tax purposes as the owner of an interest in the underlying Municipal Obligations and that the interest thereon will be exempt from regular federal income taxes to the Fund to the same extent as the interest on the underlying Municipal Obligations.

     The United States Supreme Court has held that there is no constitutional prohibition against the federal government's taxing the interest earned on state or other municipal bonds. The decision does not, however, affect the current exemption from taxation of the interest earned on the Municipal Obligations.

CALIFORNIA INCOME TAXES
-----------------------

     The designation of all or a portion of a dividend paid by the Fund as an exempt-interest dividend under the Code does not necessarily result in the exemption of such amount from tax under the laws of any state or local taxing authority. Under California law, in order to pay exempt-interest dividends, at the end of each quarter of its tax year, at least 50% of the "value" of the Fund's assets must consist of obligations the interest on which, when held by an individual, would be exempt from taxation by the State of California. Assuming compliance with this requirement and the California designation limitation described below with respect to dividends treated for federal income tax purposes as exempt-interest dividends that are paid by the Fund to a California resident individual shareholder, in the opinion of Paul, Hastings, Janofsky & Walker LLP, amounts correctly designated as derived from California Municipal Obligations and/or Territorial Municipal Obligations will not be subject to the California Income Tax. California law, however, limits the amount that may be designated as exempt-interest dividends. With respect to the Fund's taxable year, if the aggregate amount designated as an exempt-interest dividend is greater than the excess of (i) the amount of interest it received which, if held by an individual, was exempt from taxation by California, over (ii) the amounts that, if the Fund were treated as an individual, would be disallowed as deductions for expenses related to exempt income under California or federal law, the portion of the distribution designated an exempt-interest dividend that will be allowed shall be only that proportion of the designated amount that the excess bears to the designated amount.

     Distributions from net investment income and capital gains, including exempt interest dividends, will be subject to California corporate franchise tax if received by a corporate shareholder subject to such tax and may be subject to state taxes in states other than California and to local taxes imposed by certain cities within California and outside California. Accordingly, investors in the Fund including, in particular, corporate investors which may be subject to the California corporate franchise tax, should consult their tax advisors with respect to the application of such taxes to an investment in the Fund, to the receipt of Fund dividends and as to their California tax situation in general.

     Exempt-interest dividends which are not derived from California Municipal Obligations and any other dividends of the Fund which do not qualify as exempt-interest dividends under California law will be includible in a California resident's tax base for purposes of the California income tax.

     Shareholders are urged to consult their tax advisers with respect to the treatment of distributions from the Fund and ownership of shares of the Fund in their own states and localities.

V.   DISTRIBUTION ARRANGEMENTS

RULE 12B-1 FEES
--------------------------------------------------------------------------------

     Investors do not pay a sales charge to purchase shares of the Fund. However, the Fund pays shareholder servicing fees in connection with the provision of servicing to the Class A shareholders. The Fund pays these fees from its assets on an ongoing basis and therefore, over time, the payment of these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

     The Fund's Board of Directors has adopted a Rule 12b-1 distribution and service plan (the "Plan") and, pursuant to the Plan, the Fund and Distributor have entered into a Distribution Agreement and a Shareholder Servicing Agreement (with respect to the Class A shares of the Fund only).

     Under the Distribution Agreement, the Distributor serves as distributor of the Fund's shares and for nominal consideration (i.e., $1.00) and as agent for the Fund, the Distributor will solicit orders for the purchase of the Fund's shares, provided that any orders will not be binding on the Fund until accepted by the Fund as principal.

     Under the Shareholder Servicing Agreement, the Distributor receives, with respect to the Class A shares only, a service fee of 0.20% per annum of the Class A shares average daily net assets (the "Shareholder Service Fee"). The fee is accrued daily and paid monthly. Pursuant to this Agreement, the Distributor provides personal shareholder services and maintains shareholder accounts. Any portion of the fee may be deemed to be used by the Distributor for payments to Participating Organizations with respect to their provision of such services to their clients or customers who are shareholders of the Class A shares of the Fund. The Class B shareholders will generally not receive the benefit of such services from Participating Organizations and, therefore, will not be assessed a Shareholder Servicing Fee.

     The Plan and the Shareholder Servicing Agreement provide that, in addition to the Shareholder Servicing Fee, the Fund will pay for (i) telecommunications expenses including the cost of dedicated lines and CRT terminals, incurred by the Distributor and Participating

Organizations in carrying out their obligations under the Shareholder Servicing Agreement with respect to Class A shares or the Participating Organization agreement, as the case may be, and (ii) preparing, printing and delivering the Fund's prospectus to existing shareholders of the Fund and preparing and printing Fund applications for shareholder accounts.

     The Plan provides that the Manager may make payments from time to time from its own resources, which may include the management fee, administrative services fee and past profits for the following purposes: (i) to pay the costs of and to compensate others, including Participating Organizations with whom the Distributor has entered into written agreements, for performing shareholder servicing on behalf of the Class A shares of the Fund, (ii) to compensate Participating Organizations for providing assistance in distributing the Class A shares of the Fund, and (iii) to pay the costs of the preparation and printing of brochures and other promotional materials, mailings to prospective shareholders, advertising, and other promotional activities, including the salaries and/or commissions of sales personnel of the Distributor and other persons in connection with the distribution of the Fund's shares. The Distributor may also make payments from time to time from its own resources, which may include the Shareholding Servicing Fee (with respect to Class A shares) and past profits, for the purposes enumerated in (i) above. The Distributor may determine the amount of such payments made pursuant to the Plan, provided that such payments will not increase the amount which the Fund is required to pay to the Manager and Distributor for any fiscal year under either the Investment Management Contract or Administrative Services Contract in effect for that year or under the Shareholder Servicing Agreement in effect for that year.

     The Distributor or an affiliate may, from time to time, at its expense and out of its own resources (a source of which may be the 12b-1 fees paid by the Fund under the Plan), make cash payments to some but not all Participating Organizations for shareholder services, as an incentive to sell shares of the Fund and/or to promote retention of their customers' assets in the Fund. These payments may be referred to as "revenue sharing," but do not change the price paid by investors to purchase the Fund's shares or the amount the Fund receives as proceeds from such sales. Revenue sharing payments may be made to Participating Organizations that provide services to the Fund or its shareholders, including (without limitation) shareholder servicing, administration, accounting, transfer agency and/or distribution services. The Distributor negotiates the level of payments described above to any particular Participating Organization with each firm, based on, among other things, the nature and level of services provided by such Participating Organization and the significance of the overall relationship of the Participating Organization to the Manager and its affiliates. The amount of these payments may be significant and may create an incentive for the Participating Organization to sell shares of the Fund to you or to recommend one fund complex over another. Please speak with your Participating Organization to learn more about payments made to them by the Distributor or its affiliates. Additional information regarding these payments can be found in the Fund's Statement of Additional Information. In addition, to the extent allowable under the National Association of Securities Dealers ("NASD") rules and any other applicable regulations, the Distributor or an affiliate may contribute to sales programs for certain Participating Organizations and may provide non-cash compensation to certain Participating Organizations like sponsorship or funding of sales seminars, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or by giving out merchandise at industry conferences, which may be paid for by the Distributor or an affiliate out of its own resources.

VI.  FINANCIAL HIGHLIGHTS


This financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund's financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.





                                                                               Year Ended December 31,
                                                     ------------------------------------------------------------
Class A
-------
                                                       2005         2004         2003         2002         2001
                                                     --------     --------     --------     --------     --------
Per Share Operating Performance:
(for a share outstanding throughout the year)
Net asset value, beginning of year.............      $ 1.00       $ 1.00       $ 1.00       $ 1.00       $ 1.00
                                                     --------     --------     --------     --------     --------
Income from investment operations:
    Net investment income......................        0.015        0.003        0.002        0.005        0.016
    Net realized and unrealized gain (loss)
      on investments...........................        0.000        0.000        0.000        0.000        0.000
                                                     --------     --------     --------     --------     --------
    Total from investment operations...........        0.015        0.003        0.002        0.005        0.016
Less distributions from:
    Dividends from net investment income.......       (0.015)      (0.003)      (0.002)      (0.005)      (0.016)
    Net realized gains on investments..........       ( --  )      ( --  )      ( --  )      ( --  )      ( --  )
                                                     --------     --------     --------     --------     --------
    Total Distributions........................       (0.015)      (0.003)      (0.002)      (0.005)      (0.016)
                                                     --------     --------     --------     --------     --------
Net asset value, end of year...................      $ 1.00       $ 1.00       $ 1.00       $ 1.00       $ 1.00
                                                     ========     ========     ========     ========     ========
Total Return...................................        1.50%        0.33%        0.17%        0.55%        1.57%
Ratios/Supplemental Data
Net assets, end of year (000)..................      $ 172,476    $ 182,770    $ 163,675    $ 161,935    $ 184,975
Ratios to average net assets:
  Expenses, net of fees waived (a).............        0.89%        0.88%        0.84%        0.86%        0.79%
  Net investment income........................        1.44%        0.35%        0.19%        0.57%        1.60%
  Management and administration fees waived....         --          0.02%        0.04%        0.14%        0.04%
  Shareholder servicing fees waived............         --          0.00%        0.02%         --           --
  Expenses paid indirectly.....................        0.00%        0.00%        0.00%        0.00%        0.00%

(a) Includes expenses paid indirectly



                                                                               Year Ended December 31,
                                                    ------------------------------------------------------------
CLASS B
-------
                                                       2005         2004         2003         2002         2001
                                                     --------     --------     --------     --------     --------
Per Share Operating Performance:
(for a share outstanding throughout the year)
Net asset value, beginning of year.............      $ 1.00       $ 1.00       $ 1.00       $ 1.00       $ 1.00
                                                     --------     --------     --------     --------     --------
Income from investment operations:
    Net investment income......................        0.017        0.005        0.004        0.008        0.018
    Net realized and unrealized gain (loss)
      on investments...........................        0.000        0.000        0.000        0.000        0.000
                                                     --------     --------     --------     --------     --------
    Total from investment operations...........        0.017        0.005        0.004        0.008        0.018
Less distributions from:
    Dividends from net investment income.......       (0.017)      (0.005)      (0.004)      (0.008)      (0.018)
    Net realized gains on investments..........       ( --  )      ( --  )      ( --  )      ( --  )      ( --  )
                                                     --------     --------     --------     --------     --------
    Total Distributions........................       (0.017)      (0.005)      (0.004)      (0.008)      (0.018)
                                                     --------     --------     --------     --------     --------
Net asset value, end of year...................      $ 1.00       $ 1.00       $ 1.00       $ 1.00       $ 1.00
                                                     ========     ========     ========     ========     ========
Total Return...................................        1.68%        0.52%        0.39%        0.77%        1.79%
Ratios/Supplemental Data
Net assets, end of year (000)..................      $ 20,663     $ 24,030     $ 15,526     $ 24,778     $ 19,729
Ratios to average net assets:
  Expenses, net of fees waived (a).............        0.71%        0.69%        0.63%        0.64%        0.58%
  Net investment income........................        1.58%        0.58%        0.39%        0.78%        1.92%
  Management and administration fees waived....         --          0.02%        0.04%        0.14%        0.04%
  Expenses paid indirectly.....................        0.00%        0.00%        0.00%        0.00%        0.00%


(a) Includes expenses paid indirectly


                     NOTICE OF REICH & TANG* PRIVACY POLICY

     We do not disclose to third parties nonpublic personal information about current or former Reich & Tang customers, clients or mutual fund shareholders other than as described below.

     We collect nonpublic personal information about you, such as your name, address, social security number, account activity and account balances from your account application and other forms that you may deliver to us. We use this information to provide advisory services to you, to open an account for you, or to process a transaction for your account. In order to service your account and effect your transactions, we provide your nonpublic personal information to our affiliates and to unaffiliated firms to effect or process transactions for you or to assist us in servicing your account.

     We may also disclose nonpublic personal information about you to other service providers who agree to protect the confidentiality of your information and to use the information only for the purpose for which the disclosure is made. We do not otherwise provide nonpublic personal information about you to outside firms, organizations or individuals except as permitted by law.

     We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your personal information.


* For purposes of this notice, "Reich & Tang" includes: Reich & Tang Asset Management, LLC, Reich & Tang Distributors, Inc., Reich & Tang Services, Inc. and all mutual funds or other funds managed or advised by Reich & Tang Asset Management, LLC.


             THIS PAGE IS NOT PART OF THE PRECEDING FUND PROSPECTUS

A Statement of Additional                             CALIFORNIA DAILY TAX FREE
Information (SAI) dated April 28, 2006,               INCOME FUND, INC.
includes additional information about
the Fund and its investments and is
incorporated by reference into this
Prospectus. Further information about                 PROSPECTUS
Fund investments is available in the
annual and semi-annual shareholder                    April 28, 2006
reports. You may obtain the SAI, the
annual and semi-annual reports without
charge by calling the Fund toll free at
(800) 433-1918. You may also obtain the
SAI and the annual and semi-annual
reports without charge by visiting the
Fund's website at
http://www.money-funds.com/funds/index.
To request other information about the
Fund, please call your financial
intermediary or the Fund.
==============================================

==============================================

A current SAI has been filed with
the Securities and Exchange Commission.
Information about the Fund (including
the SAI) is also available from the
Public Reference Room of the Securities
and Exchange Commission. Information on
the operation of the Public Reference
Room may be obtained by calling the
Commission at (202) 942-8090. Fund
reports and other information about the
Fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public
Reference Section, Washington, D.C.
20549-0102.


Investment Company Act No. 811-4922


            Reich & Tang Distributors, Inc.

                   600 Fifth Avenue
                  New York, NY 10020
                    (212) 830-5345


CA4/06P

ADVANTAGE CALIFORNIA TAX EXEMPT LIQUIDITY FUND

Shares of California Daily Tax Free Income Fund, Inc. (the "Fund")
--------------------------------------------------------------------------------

PROSPECTUS

April 28, 2006




A money market fund whose investment objectives are to seek as high a level of current income exempt from federal income tax and, to the extent possible, from California income taxes, as is believed to be consistent with preservation of capital, maintenance of liquidity and stability of principal. This Prospectus relates to the Advantage California Tax Exempt Liquidity Fund Class only ("Advantage Shares").

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The Notice of the Reich & Tang Privacy Policy is included with this Prospectus but is not part of this Prospectus.





OPPENHEIMER
Available exclusively to customers of
Oppenheimer & Co. Inc. and its Affiliates


125 Broad Street
New York, NY 10004








       TABLE OF CONTENTS

        Risk/Return Summary: Investments, Risks                        Management, Organization and Capital
        and Performance                             3                  Structure                            10

        Risk/Return Summary: Fee Table              6                  Shareholder Information              11

        Investment Objectives, Principal Investment                    Distribution Arrangements            17
        Strategies and Related Risks                7
                                                                       Financial Highlights                 20


RISK/RETURN SUMMARY: INVESTMENTS, RISKS AND PERFORMANCE
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES
---------------------

The Fund seeks as high a level of current income exempt from federal income tax and, to the extent possible, from California income taxes, as is believed to be consistent with preservation of capital, maintenance of liquidity and stability of principal. There can be no assurance that the Fund will achieve its investment objectives.

PRINCIPAL INVESTMENT STRATEGIES
-------------------------------

The Fund intends to achieve its investment objectives by investing primarily in short-term, high quality, debt obligations of:

        (i)  California, and its political subdivisions;

        (ii) Puerto Rico, Guam and other United States Territories, and their political subdivisions; and

        (iii)other states.

These debt obligations, including Participation Certificates therein, are collectively referred to throughout this Prospectus as Municipal Obligations.

The Fund is a money market fund and seeks to maintain an investment portfolio with a dollar-weighted average maturity of 90 days or less, to value its investment portfolio at amortized cost and to maintain a net asset value of $1.00 per share.

The Fund intends to concentrate (i.e., invest 25% or more of the Fund's assets) in California Municipal Obligations and Industrial Revenue Bonds, including Participation Certificates therein. Participation Certificates evidence ownership of an interest in the underlying Municipal Obligations, purchased from banks, insurance companies, or other financial institutions.

PRINCIPAL RISKS
---------------

o Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

o The value of the Fund's shares and the securities held by the Fund can each decline in value. o An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

o The amount of income the Fund generates will vary with changes in prevailing interest rates.

o Because the Fund intends to concentrate in California Municipal Obligations, investors should also consider the greater risk of the Fund's concentration versus the safety that comes with a less concentrated investment portfolio.

o Because the Fund may invest in Participation Certificates, investors should understand the characteristics of the banking industry and the risks that such investments entail.

o An investment in the Fund should be made with an understanding of the risks that an investment in California Municipal

     Obligations may entail. Payment of interest and preservation of capital are dependent upon the continuing ability of California issuers and/or obligors of state, municipal and public authority debt obligations to meet their payment obligations. Risk factors affecting the State of California are described in "California Risk Factors" in the Statement of Additional Information.

o Because the Fund reserves the right to invest up to 20% of its net assets in taxable securities, investors should understand that some of the income generated by the Fund may be subject to taxation including the federal alternative minimum tax.

Risk/Return Bar Chart and Table
-------------------------------

     The following bar chart and table may assist you in deciding whether to invest in the Advantage Shares. The bar chart shows the change in the annual total return of the Advantage Shares for the last three calendar years. The table shows the average annual total returns of the Fund's Advantage Class of shares for the last one year and since inception periods. While analyzing this information, please note that the Fund's past performance is not an indicator of how the Fund will perform in the future. The current 7-day yield of the Fund may be obtained by calling the Fund at (212) 830-5345 or toll free at (800) 433-1918.



California Daily Tax Free Income Fund, Inc.- Advantage Shares (1),(2)
[Graphic Omitted]
CALENDAR YEAR END             % TOTAL RETURN
2003                               0.17%
2004                               0.34%
2005                               1.38%





(1) The Fund's highest quarterly return was 0.46% for the quarter ending December 31, 2005; the lowest quarterly return was 0.02% for the quarter ending September 30, 2003.


(2) Participating Organizations may charge a fee to investors for purchasing and redeeming shares. Therefore, the net return to such investors may be less than if they had invested in the Fund directly.




AVERAGE ANNUAL TOTAL RETURNS - ADVANTAGE SHARES
FOR THE PERIODS ENDED DECEMBER 31, 2005

          One Year                                              1.38%
          Since Inception*                                      0.61%

* The inception date of the Advantage Shares was November 22, 2002.


FEE TABLE
--------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
----------------
(fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases...............                None

ANNUAL FUND OPERATING EXPENSES
------------------------------
(expenses that are deducted from Fund assets)

                                                                ADVANTAGE SHARES
                                                                ----------------

Management Fees........................................                0.30%
Distribution and Service (12b-1) Fees..................                0.70%
Other Expenses.........................................                0.35%
  Administration Fees..................................        0.21%
                                                                       -----
Total Annual Fund Operating Expenses...................                1.35%
                                                                       =====


The Fund's distributor has voluntarily waived a portion of the 12b-1 Fees. After such waivers, the 12b-1 Fees were 0.35%. As a result, the actual Total Annual Fund Operating Expenses were 1.00%. This fee waiver arrangement may be terminated at any time at the option of the Fund's distributor.


EXAMPLE
-------

This Example is intended to help you compare the cost of investing in the Fund's Advantage Shares with the cost of investing in other money market funds.

The Example assumes that you invest $10,000 in the Advantage Shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Advantage Shares' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                         1 YEAR           3 YEARS         5 YEARS       10 YEARS
ADVANTAGE SHARES:        $137             $428            $739          $1,624

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVES
---------------------

The Fund is a tax-exempt money market fund whose investment objectives are to seek as high a level of current income exempt from federal income tax and, to the extent possible, from California income tax, as is believed to be consistent with preservation of capital, maintenance of liquidity and stability of principal.

The investment objectives of the Fund described in this section may only be changed upon the approval of the holders of a majority of the outstanding shares of the Fund.

PRINCIPAL INVESTMENT STRATEGIES
-------------------------------

Although the Fund will attempt to invest 100% of its total assets in Municipal Obligations, the Fund at all times will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in Municipal Obligations, the income from which is exempt from both federal and California income tax. This policy is fundamental and may not be changed without shareholder approval.

With respect to 20% of its net assets, the Fund may purchase taxable securities, including Municipal Obligations, whose interest income is subject to federal, state and local income tax. The kinds of taxable securities in which the Fund may invest are limited to short-term, fixed-income securities as more fully described in "Description of the Fund and Its Investments and Risks - Taxable Securities" in the Statement of Additional Information.

Included in the same 20% of net assets in taxable securities, the Fund may also purchase Municipal Obligations whose interest income may be subject to the federal alternative minimum tax.

The Fund may also invest in Participation Certificates in Municipal
Obligations. These "Participation Certificates" are purchased by the Fund from banks, insurance companies or other financial institutions and cause the Fund to be treated as the owner of the underlying Municipal Obligations for federal income tax purposes.

The Fund may invest more than 25% of its assets in Participation
Certificates in Industrial Revenue Bonds and other California Municipal Obligations.

To the extent suitable California Municipal Obligations and Territorial Municipal Obligations are not available for investment by the Fund, the Fund may purchase Municipal Obligations issued by other states, their agencies and instrumentalities. The dividends derived from these investments will be designated by the Fund as derived from interest income that will be, in the opinion of bond counsel to the issuer at the date of issuance, exempt from federal income tax, but will be subject to California income tax.

The Fund will invest primarily in California Municipal Obligations. As a temporary defensive measure the Fund may, from time to time, invest in securities that are inconsistent with its principal investment strategies or remain uninvested in an attempt to respond to adverse market, economic, political or other conditions as determined by the Fund's investment manager. Such a temporary defensive position may cause the Fund to not achieve its investment objectives.

With respect to 75% of its total assets, the Fund shall invest not more than 5% of its total assets in Municipal Obligations issued by a single issuer. The Fund shall not invest more than 5% of its total assets in Municipal Obligations issued by a single issuer unless the Municipal Obligations are of the highest quality.

With respect to 75% of its total assets, the Fund shall invest not more than 10% of its total assets in Municipal Obligations backed by a demand feature or guarantee from the same institution.

The Fund's investments may also include "when-issued" Municipal Obligations and stand-by commitments.

The Fund's investment manager considers the following factors when buying and selling securities for the portfolio: (i) the availability of cash, (ii) redemption requests, (iii) yield management, and (iv) credit management.

 In order to maintain a share price of $1.00, the Fund must comply with certain industry regulations. The Fund will only invest in securities that are denominated in United States dollars. Other requirements pertain to the maturity and credit quality of the securities in which the Fund may invest. The Fund will only invest in securities that have or are deemed to have a remaining maturity of 397 days or less. Also, the average maturity for all securities contained in the Fund, on a dollar-weighted basis, will be 90 days or less.

The Fund will only invest in either securities that have been rated (or whose issuers have been rated) in the highest short-term rating category by nationally recognized statistical rating organizations, or in unrated securities that have been determined by the Fund's investment manager to be of comparable quality.

For a more detailed description of (i) the securities in which the Fund will invest, (ii) fundamental investment restrictions, and (iii) industry regulations governing credit quality and maturity, please refer to the Statement of Additional Information.

RISKS
-----

The Fund complies with industry-standard requirements on the quality, maturity and diversification of its investments, which are designed to help maintain a $1.00 share price. A significant change in interest rates or a default on the Fund's investments could cause its share price (and the value of your investment) to change.

By investing in liquid, short-term, high quality investments that have high quality credit support from banks, insurance companies or other financial institutions (i.e., Participation Certificates and other variable rate demand instruments), the Fund's management believes that it can protect the Fund against credit risks that may exist on long-term Municipal Obligations. The Fund may still be exposed to the credit risk of the institution providing the investment. Changes in the credit quality of the provider could affect the value of the security and your investment in the Fund.

Because of the Fund's concentration in investments in California Municipal Obligations, the safety of an investment in the Fund will depend substantially upon the financial strength of California and its political subdivisions.

The primary purpose of investing in a portfolio of California Municipal Obligations is the special tax treatment accorded California resident individual investors. Payment of interest and preservation of principal, however, are dependent upon the continuing ability of the California issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder. Investors should consider the greater risk of the Fund's concentration versus the safety that comes with a less concentrated investment portfolio and should compare yields available on portfolios of California issues with those of more diversified portfolios, including out-of-state issues, before making an investment decision.

Because the Fund may concentrate in Participation Certificates that may be secured by bank letters of credit or guarantees, an investment in the Fund should be made with an understanding of the characteristics of the banking industry and the risks which such an investment may entail. These characteristics and risks include extensive governmental regulations, changes in the availability and cost of capital funds, and general economic conditions (see "Variable Rate Demand Instruments and Participation Certificates" in the Statement of Additional Information). These factors may limit both the amounts and types of loans and other financial commitments that may be made and interest rates and fees may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations under a letter of credit.

PORTFOLIO HOLDINGS
------------------

A schedule of the Fund's complete portfolio holdings, current as of month-end, will be available on the Fund's website no earlier than 5 days after the end of each month. This information will remain available on the website at least until updated for the next month or until the Fund files with the Securities and Exchange Commission (the "SEC") its semi-annual/annual shareholder report or quarterly portfolio holdings report that includes such period. The most recent schedule is available on the Fund's website at http://www.money-funds.com/portfolioholdings or by calling toll free at (800) 433-1918. The Fund may terminate or modify this policy at any time without further notice to shareholders. A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Statement of Additional Information.

MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
--------------------------------------------------------------------------------

The Fund's investment manager is Reich & Tang Asset Management, LLC (the "Manager"). The Manager's principal business office is located at 600 Fifth Avenue, New York, NY 10020. As of March 31, 2006, the Manager was the investment manager, adviser or sub-adviser with respect to assets aggregating in excess of $17.5 billion. The Manager has been an investment adviser since 1970 and currently is manager or sub-adviser of eighteen registered investment companies, of which it acts as administrator for twelve. The Manager also advises pension trusts, profit-sharing trusts and endowments.

Pursuant to the Investment Management Contract between the Fund and the Manager, the Manager manages the Fund's portfolio of securities and makes decisions with respect to the purchase and sale of investments, subject to the general control of the Board of Directors of the Fund. Pursuant to the Investment Management Contract, the Fund pays the Manager a fee equal to 0.30% per annum of the Fund's average daily net assets for managing the Fund's investment portfolio and performing related services. For the fiscal year ended December 31, 2005, the Fund paid the Manager a management fee equal to 0.30% per annum of the Fund's average daily net assets. A discussion regarding the basis for the Board of Directors approving the continuance of the Investment Management Contract is available in the Fund's annual report for the period ended December 31, 2005.


Pursuant to the Administrative Services Contract between the Fund and the Manager, the Manager performs clerical, accounting supervision and office service functions for the Fund. The Manager provides the Fund with the personnel to perform all other clerical and accounting type functions not performed by the Manager. For its services under the Administrative Services Contract, the Fund pays the Manager a fee equal to 0.21% per annum of the Fund's average daily net assets. For the fiscal year ended December 31, 2005, the Fund paid the Manager a fee for administrative services equal to 0.21% per annum of the Fund's average daily net assets.

The Manager, at its discretion, may voluntarily waive all or a portion of the investment management and the administrative services fees. Any portion of the total fees received by the Manager may be used to provide shareholder services and for distribution of Fund shares.

In addition, Reich & Tang Distributors, Inc., (the "Distributor"), receives a servicing fee equal to 0.25% per annum of the average daily net assets of the Advantage Shares of the Fund under the Shareholder Servicing Agreement and a fee equal to 0.45% per annum of the average daily net assets of the Advantage Shares of the Fund under the Distribution Agreement. The fees are accrued daily and paid monthly. Investment management fees and operating expenses, which are attributable to all Classes of shares of the Fund, will be allocated daily to each Class of shares based on the percentage of shares outstanding for each Class at the end of the day.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

The Fund sells and redeems its shares on a continuing basis at their net asset value. The Fund does not impose a charge for either purchases or redemptions. All transactions in Advantage Shares are effected through the Fund's transfer agent, who accepts orders for purchases and redemptions from Oppenheimer & Co. Inc.

PRICING OF FUND SHARES
----------------------

The net asset value of the Fund's shares is determined as of 4:00 p.m., Eastern time, on each Fund Business Day. Fund Business Day means weekdays (Monday through Friday) except (i) days on which the New York Stock Exchange is closed for trading (i.e., national holidays) and (ii) Columbus Day and Veterans' Day. However, on certain days that the New York Stock Exchange is closed, the Fund, at the direction of the Manager, may be open for purchases and redemptions and will determine its net asset value. The Fund's net asset value is computed by dividing the value of the Fund's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued, but excluding capital stock and surplus) by the total number of shares outstanding. The Fund intends to maintain a stable net asset value at $1.00 per share, although there can be no assurance that this will be achieved.

The Fund's portfolio securities are valued at their amortized cost in compliance with the provisions of Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"). Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If fluctuating interest rates cause the market value of the Fund's portfolio to deviate more than 1/2 of 1% from the value determined on the basis of amortized cost, the Board of Directors will consider whether any action should be initiated. Although the amortized cost method provides certainty in valuation, it may result in periods during which the value of an instrument is higher or lower than the price an investment company would receive if the instrument were sold.

PURCHASE AND REDEMPTION OF SHARES
---------------------------------

Only the Advantage Shares of the Fund are offered through this Prospectus. All shares are held in an omnibus account at the Fund through Oppenheimer & Co. Inc., which will maintain individual investor accounts.


Oppenheimer & Co. Inc. and its affiliates may impose account fees separate from any fees charged by the Fund and may also set deadlines for receipt of orders from investors that are earlier than the deadline of the Fund due to processing or other reasons. Investors should read this prospectus in conjunction with the materials provided by Oppenheimer & Co. Inc.

Oppenheimer & Co. Inc. may transmit an investor's purchase or redemption order to the Fund's transfer agent after 4:00 p.m., Eastern time on the day the order is received from the investor as long as the investor has placed his order with Oppenheimer & Co. Inc. before 4:00 p.m. on that day. The investor will then receive the net asset value of the Fund's shares determined as of 4:00 p.m. on the day he placed his order with Oppenheimer & Co. Inc. Oppenheimer & Co. Inc. is responsible for instituting procedures to ensure that purchase orders by its respective clients are processed expeditiously.

There is no minimum initial or subsequent investment for Advantage Shares.


INITIAL INVESTMENTS (PURCHASES)
-------------------------------

Contact your Financial Advisor to arrange for an initial investment in the Fund. You may use the Fund either as the money market fund tied to your Oppenheimer & Co. Inc. securities account through Oppenheimer & Co. Inc.'s sweep service or as an additional investment position held in your securities account.

The "sweep" means that cash is automatically invested in the Fund when the cash becomes available in your Oppenheimer & Co. Inc. securities account from any source such as proceeds from securities sales, receipt of dividends or interest income, or a check deposit from you. Amounts of $10,000 or more are invested on the next business day; amounts less than $10,000 are invested once a week on the first business day of the following week. The sweep automatically withdraws cash from the Fund when appropriate to cover purchases or other activities in your account.

SUBSEQUENT INVESTMENTS (PURCHASES)
----------------------------------

Mail or deliver your check, payable to Oppenheimer & Co. Inc., to your Financial Advisor. Please write your securities account number and the Fund name on the check. If you wish to make an investment by sending a wire from your bank, contact your Financial Advisor to obtain wiring instructions.

GENERAL INFORMATION ON PURCHASES
--------------------------------

Shares are issued as of the first determination of the Fund's net asset value per share made after acceptance of the investor's purchase order. In order to maximize earnings on its portfolio, the Fund normally has its assets as fully invested as is practicable. Many securities in which the Fund invests require the immediate settlement in funds of Federal Reserve member banks on deposit at a Federal Reserve Bank (commonly known as "Federal Funds"). Fund shares begin accruing income on the day the shares are issued to an investor.

The Fund reserves the right to reject any purchase order for its shares. In addition, the Fund does not accept cash and may refuse to accept cash equivalents (i.e., travelers cheques, money orders, cashier's checks or similar instruments) and certain other forms of payment at its discretion. Certificates for Advantage Shares will not be issued to investors.

WITHDRAWALS (REDEMPTIONS)
-------------------------

For withdrawals other than those automatically activated by the sweep, please instruct your Financial Advisor as to the withdrawal amount and the delivery of the proceeds.

GENERAL INFORMATION ON REDEMPTIONS
----------------------------------

There is no redemption charge, no minimum period of investment, no minimum amount for a redemption, and no restriction on frequency of withdrawals. If a shareholder elects to redeem all the shares of the Fund he owns, all dividends accrued to the date of such redemption will be paid to the shareholder along with the proceeds of the redemption.

A redemption is effected immediately following, and at a price determined in accordance with, the next determination of net asset value per share of the Fund upon receipt by the Fund's transfer agent of the redemption order (and any supporting documentation which the Fund's transfer agent may require). Normally, payment for redeemed shares is made on the same Fund Business Day the redemption is effected if the redemption proceeds are paid by wire (on the next Fund Business Day if paid by check), provided the redemption request is received prior to 4:00 p.m., Eastern time. Shares redeemed are not entitled to participate in dividends declared on the day a redemption becomes effective.

The right of redemption generally may not be suspended or the date of payment upon redemption postponed for more than seven days after the shares are tendered for redemption, except for (i) any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings), (ii) any period during which the SEC determines that trading thereon is restricted, (iii) any period during which an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of its portfolio securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund to fairly determine the value of its net assets, or (iv) for such other period as the SEC may by order permit for the protection of the shareholders of the Fund.

The Fund and its agents reserve the right to "freeze" or "block" (that is, disallow any further purchases or redemptions from any account) or suspend account services in certain instances as permitted or required by applicable laws and regulations, including applicable anti-money laundering regulations. Examples of such instances include, but are not limited to, (i) where an accountholder appears on the list of "blocked" entities and individuals maintained pursuant to OFAC (Office of Foreign Assets Control) regulations, (ii) where the Fund or its agents detect suspicious activity or suspect fraudulent or illegal activity, or (iii) when notice has been received by the Fund or its agents that there is a dispute between the registered or beneficial account owners.

In addition, in accordance with applicable customer identification regulations, the Fund reserves the right to redeem the shares of any shareholder and close the shareholder's account if the Fund and its agents are unable to verify the shareholder's identity within a reasonable time after the shareholder's account is opened. If the Fund closes a shareholder's account in this manner, the shares will be valued in accordance with the net asset value next calculated after the Fund decides to close the account.

 DIVIDENDS AND DISTRIBUTIONS
 ---------------------------

The Fund declares dividends equal to all its net investment income (excluding long-term capital gains and losses, if any, and amortization of market discount) on each Fund Business Day and pays dividends monthly. There is no fixed dividend rate. In computing these dividends, interest earned and expenses are accrued daily.

Net realized capital gains, if any, are distributed at least annually and in no event later than 60 days after the end of the Fund's fiscal year.

All dividends and distributions of capital gains are automatically reinvested, at no charge, in additional Advantage Shares immediately upon payment thereof unless a shareholder has elected by written notice to the Fund to receive either of such distributions in cash. The reinvestment of capital gains or any taxable dividends does not avoid a taxable event to the shareholders. If you elect to receive dividends and distributions in cash and the U.S. Postal Service cannot deliver the checks, or if the checks remain uncashed for six months, the checks will be reinvested into your account at the then current net asset value.

FREQUENT TRADING
----------------


The Reich & Tang family of funds discourages short-term or excessive trading ("frequent trading") of their shares by shareholders (including by means of exchanges) and maintains procedures reasonably designed to detect and deter such frequent trading, except with respect to the money market funds as discussed below. Frequent trading is sometimes referred to as market timing. Market timing may take many forms but commonly refers to arbitrage activity involving the frequent buying and selling of mutual fund shares in order to take advantage of the fact that there may be a lag between a change in the value of a mutual fund's portfolio securities and the reflection of that change in the fund's share price. Frequent trading may dilute the value of fund shares held by long-term shareholders. Frequent trading may also interfere with the efficient management of a fund's portfolio, as it may result in a fund maintaining higher cash balances than it otherwise would (which would result in reduced yields for money market funds) or cause a fund to sell portfolio securities at a time it otherwise would not. Frequent trading may further result in increased portfolio transaction (or brokerage) costs, administrative and other operating costs and may cause a fund to realize taxable capital gains or harvest capital losses at a time that it otherwise would not. For these reasons, frequent trading poses the risk of lower returns for long-term shareholders of a fund. There is no guarantee that these policies and procedures will be effective in detecting and preventing frequent trading in whole or in part.

Money market funds are not effective vehicles for market timing activity since these types of funds seek to maintain a constant net asset value of $1.00 per share. In addition, the risks of frequent trading are not generally applicable to money market funds because money market funds are created as cash management vehicles which accommodate frequent inflows and outflows of cash. As a result, money market funds are managed to accommodate such cash flows, particularly when used as sweep vehicles, which generally eliminates the potential for disruptive trading.

Nonetheless, as indicated under "General Information on Purchases" the Fund reserves the right to reject any purchase or exchange order for its shares for any reason and thus may exercise such right in the event it determines that a purchase or exchange order is disruptive to the Fund's management or otherwise. The Fund's procedures with respect to frequent purchases and redemptions of Fund shares by shareholders are thus limited to the Fund exercising its right to reject purchase or exchange orders it determines in its discretion to be disruptive. The Fund may change its policies relating to frequent trading at any time without prior notice to shareholders.

TAX CONSEQUENCES
----------------
FEDERAL INCOME TAXES

The Fund has elected and intends to continue to qualify as a regulated investment company under the Internal Revenue code (the "Code"). As a regulated investment company, dividends paid by the Fund that are designated by the Fund as exempt interest dividends and derived from Municipal Obligations and Participation Certificates, will be exempt from regular federal income tax whether received in cash or reinvested in additional shares, provided the Fund meets certain requirements of the Internal Revenue Code (the "Code"), including the requirement in the Code that at the close of each quarter of its taxable year at least 50 percent of the value of the total assets of the Fund consists of Municipal Obligations and certain other state and local obligations described in Code Section 103(a), but may be subject to federal alternative minimum tax. These dividends are referred to as exempt interest dividends. Income exempt from federal income tax, however, may be subject to state and local income tax.

Dividends paid from net investment income, if any, and distributions of any realized short-term capital gains (from tax-exempt or taxable obligations) are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares of the Fund.

For shareholders that are Social Security and Railroad Retirement recipients, interest on tax-exempt bonds, including exempt interest dividends paid by the Fund, is to be added to the shareholders' adjusted gross income to determine the amount of Social Security benefits includible in their gross income.

Interest on certain private activity bonds will constitute an item of tax preference subject to the individual federal alternative minimum tax. Shareholders that are corporations will be required to include in alternative minimum taxable income 75% of the amount by which their adjusted current earnings (including tax-exempt interest) exceed their alternative minimum taxable income (determined without this tax item). In certain cases, shareholders that are Subchapter S corporations with accumulated earnings and profits from Subchapter C years will be subject to a tax on tax-exempt interest.

The Fund does not expect to realize long-term capital gains, and thus does not contemplate distributing "capital gain dividends" or having undistributed capital gain income.

The Fund will inform shareholders of the amount and nature of its income and gains in a written notice mailed to shareholders not later than 60 days after the close of the Fund's taxable year.

The sale, exchange or redemption of shares will generally be a taxable disposition of an asset that may result in a taxable gain or loss for the shareholder if the shareholder receives more or less than it paid for its shares. An exchange pursuant to the exchange privilege is treated as a sale on which the shareholder may realize a taxable gain or loss.

With respect to variable rate demand instruments, including Participation Certificates therein, the Fund will be treated for federal income tax purposes as the owner of an interest in the underlying Municipal Obligations and the interest thereon will be exempt from regular federal income taxes to the Fund to the same extent as the interest on the underlying Municipal Obligations.

The United States Supreme Court has held that there is no constitutional prohibition against the federal government's taxing the interest earned on state or other municipal bonds. The decision does not, however, affect the current exemption from taxation of the interest earned on the Municipal Obligations. California Income Taxes

The designation of all or a portion of a dividend paid by the Fund as an exempt-interest dividend under the Code does not necessarily result in the exemption of such amount from tax under the laws of any state or local taxing authority. Under California law, in order to pay exempt-interest dividends, at the end of each quarter of its tax year, at least 50% of the "value" of the Fund's assets must consist of obligations the interest on which, when held by an individual, would be exempt from taxation by the State of California. Assuming compliance with this requirement and the California designation limitation described below with respect to dividends treated for federal income tax purposes as exempt-interest dividends that are paid by the Fund to a California resident individual shareholder, in the opinion of Paul, Hastings, Janofsky & Walker LLP, amounts correctly designated as derived from California Municipal Obligations and/or Territorial Municipal Obligations will not be subject to the California Income Tax. California law, however, limits the amount that may be designated as exempt-interest dividends. With respect to the Fund's taxable year, if the aggregate amount designated as an exempt-interest dividend is greater than the excess of (i) the amount of interest it received which, if held by an individual, was exempt from taxation by California, over (ii) the amounts that, if the Fund were treated as an individual, would be disallowed as deductions for expenses related to exempt income under California or federal law, the portion of the distribution designated an exempt-interest dividend that will be allowed shall be only that proportion of the designated amount that the excess bears to the designated amount.

Distributions from net investment income and capital gains, including exempt interest dividends, will be subject to California corporate franchise tax if received by a corporate shareholder subject to such tax and may be subject to state taxes in states other than California and to local taxes imposed by certain cities within California and outside

California. Accordingly, investors in the Fund including, in particular, corporate investors which may be subject to the California corporate franchise tax, should consult their tax advisors with respect to the application of such taxes to an investment in the Fund, to the receipt of Fund dividends and as to their California tax situation in general.

Exempt-interest dividends which are not derived from California Municipal Obligations and any other dividends of the Fund which do not qualify as exempt-interest dividends under California law will be includible in a California resident's tax base for purposes of the California income tax.

Shareholders are urged to consult their tax advisers with respect to the treatment of distributions from the Fund and ownership of shares of the Fund in their own states and localities.

DISTRIBUTION ARRANGEMENTS
--------------------------------------------------------------------------------
RULE 12B-1 FEES
---------------

Investors do not pay a sales charge to purchase Advantage Shares of the Fund. However, the Fund pays fees in connection with the distribution of shares and for the provision of servicing to Advantage shareholders. The Fund pays these fees from its assets on an ongoing basis and therefore, over time, the payment of these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The Fund's Board of Directors has adopted a Rule 12b-1 distribution and service plan (the "Plan") and, pursuant to the Plan, the Fund and the Distributor have entered into a Distribution Agreement and a Shareholder Servicing Agreement with respect to the Advantage Shares of the Fund.

Under the Distribution Agreement, the Distributor serves as distributor of the Fund's shares. The Distributor receives, with respect to the Advantage Shares, a distribution fee equal to 0.45% per annum of the Advantage Shares' average daily net assets (the "Distribution Fee") for providing distribution related services, and for making payments to Oppenheimer & Co. Inc. for providing assistance in distributing the Advantage Shares. As agent for the Fund, the Distributor solicits orders for the purchase of the Fund's shares, provided that any orders will not be binding on the Fund until accepted by the Fund as principal.

Under the Shareholder Servicing Agreement, the Distributor receives, with respect to the Advantage Shares, a service fee of 0.25% per annum of the Advantage Shares' average daily net assets (the "Shareholder Servicing Fee") for providing personal shareholder services and for the maintenance of shareholder accounts. The fees are accrued daily and paid monthly. Any portion of the fees may be deemed to be used by the Distributor for payments to Oppenheimer & Co. Inc. with respect to its provision of such distribution or shareholder services to its clients or customers who are Advantage shareholders.

The Distributor, at its discretion, may voluntarily waive all or a portion of the Distribution Fee or Shareholder Servicing Fee.

The Plan and the Shareholder Servicing Agreement provide that, in addition to the Shareholder Servicing Fee, the Fund will pay for (i) telecommunications expenses including the cost of dedicated lines and CRT terminals, incurred by the Distributor and Oppenheimer & Co. Inc. in carrying out their obligations under the Shareholder Servicing Agreement with respect to Advantage Shares or the Distributor's agreement with Oppenheimer & Co. Inc., as the case may be, and
(ii) preparing, printing and delivering the Fund's prospectus to existing Advantage shareholders and preparing and printing Fund applications for shareholder accounts.

The Plan provides that the Manager may make payments from time to time from its own resources, which may include the management fee, administrative services fee and past profits for the following purposes: (i) to pay the cost of and to compensate Oppenheimer & Co. Inc. for performing shareholder servicing on behalf of the Advantage Shares of the Fund, (ii) to compensate Oppenheimer & Co. Inc. for providing assistance in distributing the Advantage Shares of the Fund, and
(iii) to pay the costs of the preparation and printing of brochures and other promotional materials, mailings to prospective shareholders, advertising, and other promotional activities, including the salaries and/or commissions of sales personnel of the Distributor and other persons in connection with the distribution of the Advantage Shares. The Distributor may also make payments from time to time from its own resources, which may include the (a) Shareholder Servicing Fee and past profits, for the purposes enumerated in (i) above and (b) the Distribution Fee and past profits, for the purposes enumerated in (ii) and
(iii) above. The Distributor will determine the amount of such payments made pursuant to the Plan, provided that such payments will not increase the amount which the Fund is required to pay to the Manager and Distributor for any fiscal year under either the Investment Management Contract, Administrative Services Contract, Shareholder Servicing Agreement or Distribution Agreement in effect for that year.

Oppenheimer & Co. Inc. receives distribution and servicing payments from the Distributor with respect to the Advantage Shares in amounts that exceed the payments the Distributor receives from the Fund pursuant to the Plan, Distribution Agreement and Shareholder Servicing Agreement with respect to such shares. The excess of such payments over the total payments the Distributor receives from the Fund represents payments made out of the Manager's and/or Distributor's own resources. These payments may be referred to as "revenue sharing" but do not change the price paid by investors to purchase the Fund's shares or the amount the Fund receives as proceeds from such sales. Revenue sharing payments may be made to Oppenheimer & Co. Inc. for providing services to the Fund or its shareholders, including, without limitation, shareholder servicing and distribution assistance. The amount of these payments may create an incentive for

Oppenheimer & Co., and its affiliates to sell shares of the Fund to you or to recommend one Fund complex over another. Please speak with your financial advisor to learn more about these payments. Additional information regarding these payments can be found in the Fund's Statement of Additional Information. In addition, to the extent allowable under the National Association of Securities Dealers ("NASD") rules and any other applicable regulations, the Distributor or an affiliate may contribute to sales programs for Oppenheimer & Co. and may provide non-cash compensation to Oppenheimer & Co. like sponsorship or funding of sales seminars, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or by giving out merchandise at industry conferences, which may be paid for by the Distributor or an affiliate out of its own resources.

FINANCIAL HIGHLIGHTS

This financial highlights table is intended to help you understand the financial performance of the Advantage Shares of the Fund since the inception of the Advantage Shares. Certain information reflects financial results for a single Fund share. The total return in the table represents the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund's financial statements audited by PricewaterhouseCoopers LLP, whose report, along with Fund's financial statements, is included in the annual report, which is available upon request.




                                                                Year Ended
                                                               December 31,                  November 22, 2002
Advantage Shares                                   ----------------------------------- (Commencement of Offering) to
----------------                                     2005         2004         2003          December 31, 2002
                                                   ---------    ---------    ---------       -----------------
Per Share Operating Performance:
(for a share outstanding throughout the period)
Net asset value, beginning of period...........    $  1.00      $  1.00      $  1.00            $  1.00
                                                   ---------    ---------    ---------          ---------
Income from investment operations:
    Net investment income......................       0.014        0.003        0.002              0.000
    Net realized and unrealized gain (loss)
       on investments..........................       0.000        0.000        0.000              0.000
                                                   ---------    ---------    ---------          ---------
   Total from investment operations............       0.014        0.003        0.002              0.000
Less distributions:
    Dividends from net investment income.......      (0.014)      (0.003)      (0.002)            (0.000)
    Net realized gains on investments..........      ( --  )      ( --  )      ( --  )            ( --  )
                                                   ---------    ---------    ---------          ---------
   Total Distributions.........................      (0.014)      (0.003)      (0.002)            (0.000)
                                                   ---------    ---------    ---------          ---------
Net asset value, end of period.................    $  1.00      $  1.00      $  1.00            $  1.00
                                                   =========    =========    =========          =========
Total Return...................................       1.38%        0.31%        0.17%              0.04%(a)
Ratios/Supplemental Data
Net assets, end of period (000)................    $  48,001    $  34,387    $  34,997          $  49,822
Ratios to average net assets:
  Expenses, net of fees waived (b).............       1.00%        0.90%        0.84%              0.84%(c)
  Net investment income........................       1.34%        0.31%        0.19%              0.50%(c)
  Management and administration fees waived....        --          0.02%        0.04%              0.14%(c)
  Shareholder servicing and distribution fees waived  0.35%        0.43%        0.46%              0.44%(c)
  Expenses paid indirectly.....................       0.00%        0.00%        0.00%              0.00%(c)


(a) Not annualized
(b) Includes expenses paid indirectly
(c) Annualized


                     NOTICE OF REICH & TANG* PRIVACY POLICY
--------------------------------------------------------------------------------

     We do not disclose to third parties nonpublic personal information about current or former Reich & Tang customers, clients or mutual fund shareholders other than as described below.

     We collect nonpublic personal information about you, such as your name, address, social security number, account activity and account balances from your account application and other forms that you may deliver to us. We use this information to provide advisory services to you, to open an account for you, or to process a transaction for your account. In order to service your account and effect your transactions, we provide your nonpublic personal information to our affiliates and to unaffiliated firms to effect or process transactions for you or to assist us in servicing your account.

     We may also disclose nonpublic personal information about you to other service providers who agree to protect the confidentiality of your information and to use the information only for the purpose for which the disclosure is made. We do not otherwise provide nonpublic personal information about you to outside firms, organizations or individuals except as permitted by law.

     We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your personal information.


----------
* For purposes of this notice, "Reich & Tang" includes: Reich & Tang Asset Management, LLC, Reich & Tang Distributors, Inc., Reich & Tang Services, Inc. and all mutual funds or other funds managed or advised by Reich & Tang Asset Management, LLC.




             THIS PAGE IS NOT PART OF THE PRECEDING FUND PROSPECTUS.

                      [This page intenionally left blank.]

                      [This page intenionally left blank.]

SHARES OF CALIFORNIA DAILY TAX FREE INCOME FUND, INC.
-----------------------------------------------------


A Statement of Additional
Information (SAI) dated April 28, 2006             [GRAPHIC OMITTED]
includes additional information about              OPPENHEIMER
the Fund and its investments and is
incorporated by reference into this                Available exclusively to
Prospectus. Further information about              customers of Oppenheimer &
Fund investments is available in the               Co. Inc. and its Affiliates
annual and semi-annual shareholder
reports. You may obtain the SAI, the
annual and semi-annual reports without
charge by calling the Fund at (800)
433-1918. You may also obtain the SAI
and the annual and semi-annual reports
without charge by visiting the Fund's               ADVANTAGE CALIFORNIA
website at http://www.money-funds.com               TAX EXEMPT LIQUIDITY FUND
/funds/AdvantageLiquidity.
To request other information about the
Fund, please call your financial                    PROSPECTUS
intermediary or the Fund.                           --------------------
                                                    April 28, 2006

A current SAI has been filed with
the Securities and Exchange Commission.
Information about the Fund (including
the SAI) is also available from the
Public Reference Room of the Securities
and Exchange Commission. Information on
the operation of the Public Reference
Room may be obtained by calling the
Commission at (202) 942-8090. Fund
reports and other information about the
Fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public
Reference Section, Washington, D.C.
20549-0102.


Investment Company Act No. 811-4922

          Reich & Tang Distributors, Inc.
                  600 Fifth Avenue
                 New York, NY 10020
                   (212) 830-5345

ADV_CA4/06P

--------------------------------------------------------------------------------
CALIFORNIA                                  600 Fifth Avenue, New York, NY 10020
DAILY TAX FREE                              (212) 830-5345
INCOME FUND, INC.                           (800) 433-1918 (Toll Free)
================================================================================



                       STATEMENT OF ADDITIONAL INFORMATION
                   APRIL 28, 2006 RELATING TO THE PROSPECTUSES
     FOR THE CLASS A AND CLASS B SHARES AND ADVANTAGE CALIFORNIA TAX EXEMPT
               LIQUIDITY FUND CLASS OF SHARES DATED APRIL 28, 2006



This Statement of Additional Information (SAI) is not a Prospectus. The SAI expands upon and supplements the information contained in the current Prospectuses of the California Daily Tax Free Income Fund, Inc. (the "Fund"), and should be read in conjunction with each Prospectus.

A Prospectus may be obtained from any Participating Organization or by writing or calling the Fund toll free at (800) 433-1918. The audited Financial Statements of the Fund have been incorporated by reference into the SAI from the Fund's Annual Report. The Annual Report is available, without charge, upon request by calling the toll free number provided. The material relating to the purchase, redemption and pricing of shares has been incorporated by reference into the SAI from the Fund's Prospectuses.

If you wish to invest in the Advantage California Tax Exempt Liquidity Fund Shares (the "Advantage Shares"), you should obtain a separate Prospectus by writing to Oppenheimer & Co. Inc., 125 Broad Street, New York, NY 10004, or calling the Fund toll free at (800) 433-1918.

This Statement of Additional Information is incorporated by reference into the Fund's Prospectuses in its entirety.


                                TABLE OF CONTENTS
------------------------------------------------------------------------------------------------------------------------


Fund History................................................2   Capital Stock and Other Securities....................28
Description of the Fund and Its Investments                     Purchase, Redemption and Pricing of Shares............29
And Risks...................................................2   Taxation of the Fund..................................30
Management of the Fund.....................................19   Underwriters..........................................32
Control Persons and Principal Holders of Securities........22   Financial Statements..................................32
Investment Advisory and Other Services.....................23   Description of Ratings................................33
Brokerage Allocation and Other Practices...................28   Taxable Equivalent Yield Tables.......................34
------------------------------------------------------------------------------------------------------------------------


I.  FUND HISTORY

The Fund was incorporated on December 5, 1986, in the State of Maryland.

II.  DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS

The Fund is an open-end, management investment company that is a tax-exempt money market fund. The Fund's investment objectives are to seek a high level of current income exempt from federal income tax and California income tax consistent with preservation of capital, maintenance of liquidity and stability of principal. No assurance can be given that these objectives will be achieved.


The following discussion expands upon the description of the Fund's investment strategies and policies in each of the Prospectuses.

The Fund's assets will be invested primarily in (i) high quality debt obligations issued by or on behalf of the State of California, other states, territories and possessions of the United States and their authorities, agencies, instrumentalities and political subdivisions, the interest on which is, in the opinion of bond counsel to the issuer at the date of issuance, currently exempt from federal income taxation and in (ii) Participation Certificates (which cause the Fund to be treated as the owner of an interest in the underlying municipal obligations for federal income tax purposes) in municipal obligations purchased from banks, insurance companies or other financial institutions. These debt obligations, including Participation Certificates therein, are collectively referred to throughout this Statement of Additional Information as Municipal Obligations. Dividends paid by the Fund are exempt-interest dividends by virtue of being properly designated by the Fund as derived from Municipal Obligations. They will be exempt from federal income tax provided the Fund qualifies as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and complies with
Section 852(b)(5) of the Code. Although the Supreme Court has determined that Congress has the authority to subject the interest on bonds such as the Municipal Obligations to federal income taxation, existing law excludes such interest from federal income tax. However, such interest may be subject to the federal alternative minimum tax.

Securities, the interest income on which is subject to federal, state and local income tax, will not exceed 20% of the value of the Fund's net assets. (See "Federal Income Taxes" herein.) Exempt-interest dividends paid by the Fund that are correctly identified by the Fund as derived from obligations issued by or on behalf of the State of California or any California local governments, or their instrumentalities, authorities or districts ("California Municipal Obligations") and from obligations of Puerto Rico, Guam and the United States Virgin Islands, as well as any other types of obligations that California is prohibited from taxing under the Constitution, the laws of the United States of America or the California Constitution ("Territorial Municipal Obligations"), will be exempt from California income tax provided the Fund complies with applicable California requirements. (See "California Income Taxes" herein.) To the extent that suitable California Municipal Obligations and Territorial Municipal Obligations are not available for investment by the Fund, the Fund may purchase Municipal Obligations issued by other states, their agencies and instrumentalities. The dividends on these will be designated by the Fund as derived from interest income which will be, in the opinion of bond counsel to the issuer at the date of issuance, exempt from federal income tax but will be subject to the California income tax. Except as a temporary defensive measure during periods of adverse market conditions as determined by Reich & Tang Asset Management, LLC (the "Manager"), the Fund will invest primarily in California Municipal Obligations. The Fund seeks to maintain an investment portfolio with a dollar-weighted average maturity of 90 days or less and to value its investment portfolio at amortized cost and maintain a net asset value at $1.00 per share. There can be no assurance that this value will be maintained.

The Fund may hold uninvested cash reserves pending investment. The Fund's investments may include "when-issued" Municipal Obligations, stand-by commitments and taxable repurchase agreements. Although the Fund will attempt to invest 100% of its total assets in Municipal Obligations, the Fund reserves the right to invest up to 20% of the value of its net assets in securities, the interest income on which is subject to federal, state and local income tax. The Fund may invest more than 25% of its assets in Participation Certificates purchased from banks in industrial revenue bonds and other California Municipal Obligations. In view of this possible "concentration" in bank Participation Certificates in California Municipal Obligations, an investment in Fund shares should be made with an understanding of the characteristics of the banking industry and the risks which such an investment may entail. (See

"Variable Rate Demand Instruments and Participation Certificates" herein.)
The investment objectives of the Fund described in the preceding paragraphs of this section may not be changed unless approved by the holders of a majority of the outstanding shares of the Fund. As used herein, the term "majority of the outstanding shares" of the Fund means the vote of the lesser of (i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or
(ii) more than 50% of the outstanding shares of the Fund.

The Fund may only purchase United States dollar-denominated securities that have been determined by the Manager to present minimal credit risks and that are Eligible Securities at the time of acquisition. The term Eligible Securities means: (i) securities which have or are deemed to have remaining maturities of 397 days or less and are rated in the two highest short-term rating categories by any two nationally recognized statistical rating organizations ("NRSROs") or in such categories by the only NRSRO that has rated the Municipal Obligations (collectively, the "Requisite NRSROs") or (ii) unrated securities determined by the Manager to be of comparable quality. In addition, securities which have or are deemed to have remaining maturities of 397 days or less but that at the time of issuance were long-term securities (i.e., with maturities greater than 397 days) and that are deemed unrated securities may be purchased if they have received a long-term rating from the Requisite NRSROs in one of the three highest rating categories. Provided, however, that such may not be purchased if it (i) does not satisfy the rating requirements set forth in the preceding sentence and (ii) has received a long-term rating from any NRSRO that is not within the three highest long-term rating categories. A determination of comparability by the Manager is made on the basis of its credit evaluation of the issuer, which may include an evaluation of a letter of credit, guarantee, insurance or other credit facility issued in support of the securities. While there are several organizations that currently qualify as NRSROs, two examples of NRSROs are Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc. ("S&P") and Moody's Investors Service, Inc. ("Moody's"). The two highest ratings by S&P and Moody's are "AAA" and "AA" by S&P in the case of long-term bonds and notes or "Aaa" and "Aa" by Moody's in the case of bonds; "SP-1" and "SP-2" by S&P or "MIG-1" and "MIG-2" by Moody's in the case of notes; "A-1" and "A-2" by S&P or "Prime-1" and "Prime-2" by Moody's in the case of tax-exempt commercial paper. The highest rating in the case of variable and floating demand notes is "VMIG-1" by Moody's or "SP-1/AA" by S&P. Such instruments may produce a lower yield than would be available from less highly rated instruments. It is the Fund's policy to only invest in securities that have been rated (or whose issuers have been rated) in the highest short-term rating by the requisite NRSROs, or are unrated securities that have been determined by the Manager to be of comparable quality.

Subsequent to its purchase by the Fund, a rated security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. If this occurs, the Manager of the Fund shall promptly reassess whether the security presents minimal credit risks and shall cause the Fund to take such action as it determines is in the best interest of the Fund and its shareholders. However, reassessment is not required if the security is disposed of or matures within five business days of the Manager becoming aware of the new rating and provided further that the Board of Directors is subsequently notified of the Manager's actions.

In addition, in the event that a security (i) is in default, (ii) ceases to be an Eligible Security under Rule 2a-7 of the Investment Company Act of 1940, as amended, (the "1940 Act"), or (iii) is determined to no longer present minimal credit risks, or an event of insolvency occurs with respect to the issuer of a portfolio security or the provider of any Demand Feature or Guarantee, the Fund will dispose of the security absent a determination by the Fund's Board of Directors that disposal of the security would not be in the best interests of the Fund. Disposal of the security shall occur as soon as practicable consistent with achieving an orderly disposition by sale, exercise of any demand feature or otherwise. In the event of a default with respect to a security which immediately before default accounted for 1/2 of 1% or more of the Fund's total assets, the Fund shall promptly notify the Securities and Exchange Commission (the "SEC") of such fact and of the actions that the Fund intends to take in response to the situation.

All investments by the Fund will mature or will be deemed to mature within 397 days or less from the date of acquisition and the average maturity of the Fund portfolio (on a dollar-weighted basis) will be 90 days or less. The maturities of variable rate demand instruments held in the Fund's portfolio will be deemed to be the longer of the period required before the Fund is entitled to receive payment of the principal amount of the instrument through demand, or the period remaining until the next interest rate adjustment, although the stated maturities may be in excess of 397 days.

With respect to 75% of its total assets, the Fund shall invest not more than 5% of its total assets in Municipal Obligations issued by a single issuer. However, the Fund shall not invest more than 5% of its total assets in Municipal Obligations issued by a single issuer unless such Municipal Obligations are rated in the highest short-term rating category.

The Fund intends to qualify as a regulated investment company under Subchapter M of the Code. The Fund will be restricted in that at the close of each quarter of the taxable year, at least 50% of the value of its total assets must be represented by cash, government securities, regulated investment company securities and other securities which are limited in respect of any one issuer to not more than 5% in value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer. In addition, at the close of each quarter of its taxable year, not more than 25% in value of the Fund's total assets may be invested in securities of one issuer (or two or more issuers that the Fund controls) other than Government securities or regulated investment company securities. The limitations described in this paragraph regarding qualification as a regulated investment company are not fundamental policies and may be revised to the extent applicable federal income tax requirements are revised. (See "Federal Income Taxes" herein.)

DESCRIPTION OF MUNICIPAL OBLIGATIONS

As used herein, "Municipal Obligations" include the following as well as "Variable Rate Demand Instruments and Participation Certificates."

(1) Municipal Bonds with remaining maturities of 397 days or less that are Eligible Securities at the time of acquisition. Municipal Bonds are debt obligations of states, cities, counties, municipalities and municipal agencies (all of which are generally referred to as "municipalities"). They generally have a maturity at the time of issuance of one year or more and are issued to raise funds for various public purposes such as construction of a wide range of public facilities, to refund outstanding obligations and to obtain funds for institutions and facilities.

     The two principal classifications of Municipal Bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Issuers of general obligation bonds include states, counties, cities, towns and other governmental units. The principal of, and interest on, revenue bonds are payable from the income of specific projects or authorities and generally are not supported by the issuer's general power to levy taxes. In some cases, revenues derived from specific taxes are pledged to support payments on a revenue bond.

     In addition, certain kinds of "private activity bonds" are issued by public authorities to provide funding for various privately operated industrial facilities (hereinafter referred to as "industrial revenue bonds" or "IRBs"). Interest on IRBs is generally exempt, with certain exceptions, from federal income tax pursuant to Section 103(a) of the Code, provided the issuer and corporate obligor thereof continue to meet certain conditions. (See "Federal Income Taxes" herein.) IRBs are, in most cases, revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds. The payment of the principal and interest on IRBs usually depends solely on the ability of the user of the facilities financed by the bonds or other guarantor to meet its financial obligations and, in certain instances, the pledge of real and personal property as security for payment. If there is no established secondary market for the IRBs, the IRBs or the Participation Certificates in IRBs purchased by the Fund will be supported by letters of credit, guarantees or insurance that meet the definition of Eligible Securities at the time of acquisition and provide the demand feature which may be exercised by the Fund at any time to provide liquidity. Shareholders should note that the Fund may invest in IRBs acquired in transactions involving a Participating Organization. In accordance with Investment Restriction 6 herein, the Fund is permitted to invest up to 10% of the portfolio in high quality, short-term Municipal Obligations (including IRBs) meeting the definition of Eligible Securities at the time of acquisition that may not be readily marketable or have a liquidity feature.

(2) Municipal Notes with remaining maturities of 397 days or less that are Eligible Securities at the time of acquisition. The principal kinds of Municipal Notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes and project notes. Notes sold in anticipation of collection of taxes, a bond sale or receipt of other revenues are usually general obligations of the issuing municipality or agency. Project notes are issued by local agencies and are guaranteed by the United States Department of Housing and Urban Development. Project notes are also secured by the full faith and credit of the United States. The Fund's investments may be concentrated in Municipal Notes of California issuers.

(3) Municipal Commercial Paper that is an Eligible Security at the time of acquisition. Issues of Municipal Commercial Paper typically represent very short-term, unsecured, negotiable promissory notes. These obligations are often issued to meet seasonal working capital needs of municipalities or to provide interim construction financing. They are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases Municipal Commercial Paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions which may be called upon in the event of default by the issuer of the commercial paper.

(4) Municipal Leases, which may take the form of a lease or an installment purchase or conditional sale contract, issued by state and local governments and authorities to acquire a wide variety of equipment and facilities such as fire and sanitation vehicles, telecommunications equipment and other capital assets. Municipal Leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses. These clauses provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. To reduce this risk, the Fund will only purchase Municipal Leases subject to a non-appropriation clause where the payment of principal and accrued interest is backed by an unconditional irrevocable letter of credit, a guarantee, insurance or other comparable undertaking of an approved financial institution. These types of Municipal Leases may be considered illiquid and subject to the 10% limitation of investments in illiquid securities set forth under "Investment Restrictions" contained herein. The Board of Directors may adopt guidelines and delegate to the Manager the daily function of determining and monitoring the liquidity of Municipal Leases. In making such determination, the Board and the Manager may consider such factors as the frequency of trades for the obligation, the number of dealers willing to purchase or sell the obligations and the number of other potential buyers and the nature of the marketplace for the obligations, including the time needed to dispose of the obligations and the method of soliciting offers. If the Board determines that any Municipal Leases are illiquid, such lease will be subject to the 10% limitation on investments in illiquid securities. The Fund has no intention to invest in Municipal Leases in the foreseeable future and will amend this Statement of Additional Information in the event that such an intention should develop in the future.

(5) Any other federal tax-exempt obligations, and to the extent possible, California Income tax-exempt obligations issued by or on behalf of states and municipal governments and their authorities, agencies, instrumentalities and political subdivisions, whose inclusion in the Fund would be consistent with the Fund's investment objectives, policies and risks described herein and permissible under Rule 2a-7 under the 1940 Act.

VARIABLE RATE DEMAND INSTRUMENTS AND PARTICIPATION CERTIFICATES

Variable rate demand instruments that the Fund will purchase are tax-exempt Municipal Obligations. They provide for a periodic adjustment in the interest rate paid on the instrument and permit the holder to demand payment of the unpaid principal balance plus accrued interest at specified intervals upon a specified number of days notice either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to such instrument.

The variable rate demand instruments in which the Fund may invest are payable on demand on not more than 30 calendar days' notice and may be exercised at any time or at specified intervals not exceeding 397 days depending upon the terms of the instrument. Variable rate demand instruments that cannot be disposed of properly within seven days in the ordinary course of business are illiquid securities. The terms of the instruments provide that interest rates are adjustable at intervals ranging from daily to up to 397 days. The adjustments are based upon an appropriate interest rate adjustment index as provided in the respective instruments or a negotiated market rate. The Fund decides which variable rate demand instruments it will purchase in accordance with procedures prescribed by its Board of Directors to minimize credit risks. A fund utilizing the amortized cost method of valuation under Rule 2a-7 of the 1940 Act may purchase variable rate demand instruments only if (i) the instrument is subject to an unconditional demand feature, exercisable by the Fund in the event of a default in the payment of principal or interest on the underlying securities, that is an Eligible Security or (ii) the instrument is not subject to an unconditional demand feature but does qualify as an Eligible Security and has a long-term rating by the Requisite NRSROs in one of the two highest rating categories, or if unrated, is determined to be of comparable quality by the Manager. The Manager may determine that an unrated variable rate demand instrument meets the Fund's high quality criteria if it is backed by a letter of credit or guarantee or is insured by an insurer that meets the quality criteria for the Fund stated herein or on the basis of a credit evaluation of the underlying obligor. If an instrument is ever not deemed to be an Eligible Security, the Fund either will sell it in the market or exercise the demand feature.

The variable rate demand instruments that the Fund may invest in include Participation Certificates purchased by the Fund from banks, insurance companies or other financial institutions in fixed or variable rate, tax-exempt Municipal Obligations (expected to be concentrated in IRBs) owned by such institutions or affiliated organizations. The Fund will not purchase Participation Certificates in fixed rate tax-exempt Municipal Obligations without obtaining an opinion of counsel that the Fund will be treated as the owner thereof for federal income tax purposes. A Participation Certificate gives the Fund an undivided interest in the Municipal Obligation in the proportion that the Fund's participation interest bears to the total principal amount of the Municipal Obligation and provides the demand repurchase feature described below. Where the institution issuing the participation does not meet the Fund's eligibility criteria, the participation is backed by an irrevocable letter of credit or guaranty of a bank (which may be the bank issuing the Participation Certificate, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the certificate of participation) or insurance policy of an insurance company that the Manager has determined meets the prescribed quality standards for the Fund. The Fund has the right to sell the Participation Certificate back to the institution. Where applicable, the Fund can draw on the letter of credit or insurance after no more than 30 days' notice either at any time or at specified intervals not exceeding 397 days (depending on the terms of the participation), for all or any part of the full principal amount of the Fund's participation interest in the security plus accrued interest. The Fund intends to exercise the demand only (i) upon a default under the terms of the bond documents, (ii) as needed to provide liquidity to the Fund in order to make redemptions of Fund shares, or (iii) to maintain a high quality investment portfolio. The institutions issuing the Participation Certificates will retain a service and letter of credit fee (where applicable) and a fee for providing the demand repurchase feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the participations were purchased by the Fund. The total fees generally range from 5% to 15% of the applicable prime rate or other interest rate index. With respect to insurance, the Fund will attempt to have the issuer of the Participation Certificate bear the cost of the insurance. However, the Fund retains the option to purchase insurance if necessary, in which case the cost of insurance will be an expense of the Fund. The Manager has been instructed by the Fund's Board of Directors to continually monitor the pricing, quality and liquidity of the variable rate demand instruments held by the Fund, including the Participation Certificates, on the basis of published financial information and reports of the rating agencies and other bank analytical services to which the Fund may subscribe. Although these instruments may be sold by the Fund, the Fund intends to hold them until maturity, except under the circumstances stated above.

In view of the possible "concentration" of the Fund in Participation Certificates in California Municipal Obligations, which may be secured by bank letters of credit or guarantees, an investment in the Fund should be made with an understanding of the characteristics of the banking industry and the risks which such an investment may entail. Banks are subject to extensive governmental regulations which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations under a letter of credit. The Fund may invest 25% or more of its net assets in securities that are related in such a way that an economic, business or political development or change affecting one of the securities would also affect the other securities. This includes, for example, securities the interest upon which is paid from revenues of similar type projects, or securities the issuers of which are located in the same state.

While the value of the underlying variable rate demand instruments may change with changes in interest rates generally, the variable rate nature of the underlying variable rate demand instruments should minimize changes in value of the instruments. Accordingly, as interest rates decrease or increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio of fixed income securities. The portfolio may contain variable rate demand instruments on which stated minimum or maximum rates, or maximum rates set by state law, limit the degree to which interest on such variable rate demand instruments may fluctuate; to the extent state law contains such limits, increases or decreases in value may be somewhat greater than would be the case without such limits. Additionally, the portfolio may contain variable rate demand Participation Certificates in fixed rate Municipal Obligations. The fixed rate of interest on these Municipal Obligations will be a ceiling on the variable rate of the Participation Certificate. In the event that interest rates increase so that the variable rate exceeds the fixed rate on the Municipal Obligations, the Municipal Obligations can no longer be valued at par and may cause the Fund to take corrective action, including the elimination of the instruments from the portfolio. Because the adjustment of interest rates on the variable rate demand instruments is made in relation to movements of the applicable banks' "prime rates", or other interest rate adjustment index, the variable rate demand instruments are not comparable to long-term fixed rate securities. Accordingly, interest rates on the variable rate demand instruments may be higher or lower than current market rates for fixed rate obligations of comparable quality with similar maturities.

Because of the variable rate nature of the instruments, the Fund's yield will decline and its shareholders will forego the opportunity for capital appreciation during periods when prevailing interest rates have declined. On the other hand, during periods where prevailing interest rates have increased, the Fund's yield will increase and its shareholders will have reduced risk of capital depreciation.

For purposes of determining whether a variable rate demand instrument held by the Fund matures within 397 days from the date of its acquisition, the maturity of the instrument will be deemed to be the longer of (i) the period required before the Fund is entitled to receive payment of the principal amount of the instrument or (ii) the period remaining until the instrument's next interest rate adjustment. The maturity of a variable rate demand instrument will be determined in the same manner for purposes of computing the Fund's dollar-weighted average portfolio maturity. If a variable rate demand instrument ceases to be an Eligible Security it will be sold in the market or through exercise of the repurchase demand feature to the issuer.

WHEN-ISSUED SECURITIES

New issues of certain Municipal Obligations frequently are offered on a when-issued basis. The payment obligation and the interest rate that will be received on these Municipal Obligations are each fixed at the time the buyer enters into the commitment although delivery and payment of the Municipal Obligations normally take place within 45 days after the date of the Fund's commitment to purchase. Although the Fund will only make commitments to purchase when-issued Municipal Obligations with the intention of actually acquiring them, the Fund may sell these securities before the settlement date if deemed advisable by the Manager.

Municipal Obligations purchased on a when-issued basis and the securities held in the Fund's portfolio are subject to changes in value (both generally changing in the same way; that is, both experiencing appreciation when interest rates decline and depreciation when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Purchasing Municipal Obligations on a when-issued basis can involve a risk that the yields available in the market when the delivery takes place may actually be higher or lower than those obtained in the transaction itself. A separate account of the Fund consisting of cash or liquid debt securities equal to the amount of the when-issued commitments will be established at the Fund's custodian bank. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market value. If the market or fair value of such securities declines, additional cash or highly liquid securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the Fund. On the settlement date of the when-issued securities, the Fund will meet its obligations from then-available cash flow, sale of securities held in the separate account, sale of other securities or, although it would not normally expect to do so, from sale of the when-issued securities themselves (which may have a value greater or lesser than the Fund's payment obligations). Sale of securities to meet such obligations may result in the realization of capital gains or losses, which are not exempt from federal income tax.

STAND-BY COMMITMENTS

When the Fund purchases Municipal Obligations, it may also acquire stand-by commitments from banks and other financial institutions. Under a stand-by commitment, a bank or broker-dealer agrees to purchase at the Fund's option a specified Municipal Obligation at a specified price with same day settlement. A stand-by commitment is the equivalent of a "put" option acquired by the Fund with respect to a particular Municipal Obligation held in its portfolio.

The amount payable to the Fund upon its exercise of a stand-by commitment normally would be (i) the acquisition cost of the Municipal Obligation (excluding any accrued interest that the Fund paid on the acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the security, plus (ii) all interest accrued on the security since the last interest payment date during the period the security was owned by the Fund. Absent unusual circumstances relating to a change in market value, the Fund would value the underlying Municipal Obligation at amortized cost. Accordingly, the amount payable by a bank or dealer during the time a stand-by commitment is exercisable would be substantially the same as the market value of the underlying Municipal Obligation.

The Fund's right to exercise a stand-by commitment would be unconditional and unqualified. A stand-by commitment would not be transferable by the Fund, although it could sell the underlying Municipal Obligation to a third party at any time.

The Fund expects stand-by commitments to generally be available without the payment of any direct or indirect consideration. However, if necessary and advisable, the Fund may pay for stand-by commitments either separately in cash or by paying a higher price for portfolio securities which are acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held in the Fund's portfolio will not exceed 1/2 of 1% of the value of the Fund's total assets calculated immediately after the acquisition of each stand-by commitment.

The Fund will enter into stand-by commitments only with banks and other financial institutions that, in the Manager's opinion, present minimal credit risks. If the issuer of the Municipal Obligation does not meet the eligibility criteria, the issuer of the stand-by commitment will have received a rating which meets the eligibility criteria or, if not rated, will present a minimal risk of default as determined by the Manager. The Fund's reliance upon the credit of these banks and broker-dealers will be supported by the value of the underlying Municipal Obligations held by the Fund that were subject to the commitment.

The Fund intends to acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The purpose of this practice is to permit the Fund to be fully invested in securities the interest on which is exempt from federal income tax while preserving the necessary liquidity to purchase securities on a when-issued basis, to meet unusually large redemptions and to purchase at a later date securities other than those subject to the stand-by commitment. The acquisition of a stand-by commitment would not affect the valuation or assumed maturity of the underlying Municipal Obligations which will continue to be valued in accordance with the amortized cost method. Stand-by commitments acquired by the Fund will be valued at zero in determining net asset value. In those cases in which the Fund pays directly or indirectly for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held by the Fund. Stand-by commitments will not affect the dollar-weighted average maturity of the Fund's portfolio. The maturity of a security subject to a stand-by commitment is longer than the stand-by repurchase date.

The stand-by commitments the Fund may enter into are subject to certain risks. These include the ability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, the fact that the commitment is not marketable by the Fund, and that the maturity of the underlying security will generally be different from that of the commitment.

In addition, the Fund may apply to the Internal Revenue Service for a ruling, or seek from its counsel an opinion, that interest on Municipal Obligations subject to stand-by commitments will be exempt from federal income taxation (see "Federal Income Taxes" herein). In the absence of a favorable tax ruling or opinion of counsel, the Fund will not engage in the purchase of securities subject to stand-by commitments.

TAXABLE SECURITIES

Although the Fund will attempt to invest 100% of its total assets in tax-exempt Municipal Obligations, the Fund may invest up to 20% of the value of its net assets in securities of the kind described below. The interest income from such securities is subject to federal and California income tax. The Fund may purchase and hold such taxable securities under any one or more of the following circumstances: (i) pending investment of proceeds of sales of Fund shares or of portfolio securities, (ii) pending settlement of purchases of portfolio securities, and (iii) to maintain liquidity for the purpose of meeting anticipated redemptions. In addition, the Fund may temporarily invest more than 20% in such taxable securities when, in the opinion of the Manager, it is advisable to do so because of adverse market conditions affecting the market for Municipal Obligations. The kinds of taxable securities in which the Fund may invest are limited to the following short-term, fixed-income securities (maturing in 397 days or less from the time of purchase): (i) obligations of the United States Government or its agencies, instrumentalities or authorities, (ii) commercial paper meeting the definition of Eligible Securities at the time of acquisition, (iii) certificates of deposit of domestic banks with assets of $1 billion or more, and (iv) repurchase agreements with respect to any Municipal Obligations or other securities which the Fund is permitted to own.

REPURCHASE AGREEMENTS

The Fund may invest in instruments subject to repurchase agreements with securities dealers, member banks of the Federal Reserve System and other entities the Manager has determined are creditworthy. Under the terms of a typical repurchase agreement, the Fund will acquire an underlying debt instrument for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase and the Fund to resell the instrument at a fixed price and time, thereby determining the yield during the Fund's holding period. This results in a fixed rate of return insulated from market fluctuations during such period. A repurchase agreement is subject to the risk that the seller may fail to repurchase the security. Repurchase agreements may be deemed to be loans under the 1940 Act. All repurchase agreements entered into by the Fund shall be fully collateralized at all times during the period of the agreement in that the value of the underlying security shall be at least equal to the amount of the loan, including the accrued interest thereon. Additionally, the Fund or its custodian shall have possession of the collateral, which the Fund's Board believes will give it a valid, perfected security interest in the collateral. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs in connection with the disposition of the collateral. The Fund's Board believes that the collateral underlying repurchase agreements may be more susceptible to claims of the seller's creditors than would be the case with securities owned by the Fund. It is expected that repurchase agreements will give rise to income which will not qualify as tax-exempt income when distributed by the Fund. The Fund will not invest in a repurchase agreement maturing in more than seven days if any such investment, together with illiquid securities held by the Fund, exceeds 10% of the Fund's total net assets. (See Investment Restriction Number 6 herein.) Repurchase agreements are subject to the same risks described herein for stand-by commitments.

CALIFORNIA RISK FACTORS


The following information constitutes only a brief summary, does not purport to be a complete description, and is based on information available as of the date of this Statement of Additional Information primarily from official statements and prospectuses relating to securities offerings of the State of California (sometimes referred to in this section as the "State"), the latest of which is dated March 1, 2006. Other factors will affect issuers. The Fund has not independently verified such information. The creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State, and the State has no responsibility to make payment on such local obligations.

There have been a number of political developments, voter initiatives, state constitutional amendments and legislation in California in recent years that may affect the ability of the State government and municipal governments to pay interest and repay principal on the securities they have issued. In addition, in recent years, the State has derived a significant portion of its revenues from personal income and sales taxes. Because the amount collected from these taxes is particularly sensitive to economic conditions, the State's revenues have been volatile.

It is not possible to predict the future impact of the legislation and economic considerations described below on the long-term ability of the State or California municipal issuers to pay interest or repay principal on their obligations. In part that is because of possible inconsistencies in the terms of the various laws and Propositions and the applicability of other statutes to these issues. The budgets of California counties and local governments may be significantly affected by state budget decisions beyond their control. The information below about these conditions is only a brief summary, based upon information the Fund has drawn from sources that it believes are reliable.

GENERAL ECONOMIC CONDITIONS

The economy of the State is the largest among the 50 states and one of the largest in the world. The diversified economy of the State has major components in high technology, trade, entertainment, agriculture, tourism, construction and services. Certain of the State's significant industries, such as high technology, are sensitive to economic disruptions in their export markets and the State's rate of economic growth could be adversely affected by developments in these or other sectors of its economy. A significant downturn in U.S. stock market prices could adversely affect California's economy by reducing household spending and business investment, particularly in the important high technology sector. Moreover, a large and increasing share of the State's General Fund revenue in the form of income and capital gains taxes is directly related to, and can be adversely affected by, a significant downturn in the performance of the stock markets. For example, the State estimates that stock market related personal income tax revenue declined from $17.6 billion in fiscal year 2000-01 to $5.2 billion in 2002-03.

Since early 2001, the State has faced severe financial challenges, which may continue for several years. The State experienced an economic recession in 2001 and a sluggish recovery in 2002 and 2003 (with greatest impacts in the high technology, internet, and telecommunications sectors, especially in Northern California); weakened exports; and most particularly, large stock market declines (with attendant declines in stock option values and capital gains realizations). These adverse fiscal and economic factors resulted in a serious erosion of General Fund tax revenues. The three largest General Fund tax sources (personal income, sales and use, and corporate taxes) totaled $72.8 billion in fiscal year 2000-01, $59.7 billion in 2001-02, $61.9 billion in 2002-03 and
$68.4 billion in 2003-04. As of July 2005, such sources were projected to be $80.5 billion in 2004-05. According to the 2006-07 Governor's Budget, such sources are projected to be $82.3 billion in 2005-06 and $87.0 billion in 2006-07.

It is impossible to predict the time, magnitude or location of a major earthquake or its effect on the California economy. In January 1994, a major earthquake struck the Los Angeles area, causing significant damage in a four county area. The possibility exists that another such earthquake could create a major dislocation of the California economy and significantly affect State and local governmental budgets.

STATE BUDGETS

FINANCIAL RESULTS PRIOR TO 2001-2002. Following a severe recession beginning in 1990, the State's financial condition improved markedly during the fiscal years starting in 1995-96, due to a combination of better than expected revenues, a slowdown in growth of social welfare programs, and continued spending restraint based on actions taken in earlier years. The State's cash position also improved, and no external deficit borrowing occurred through the end of the five fiscal years prior to 2001-02. In 2001-02, revenues dropped by an unprecedented amount compared to the prior year. Revenues from the three largest tax sources were $59.7 billion, a drop of over $13 billion from 2000-01, the vast bulk of which was attributable to reduced personal income taxes from stock option and capital gains activity. Consequently, the Department of Finance estimates that, on a budgetary basis, the General Fund had a $2.1 billion deficit at June 30, 2002.

2002 BUDGET ACT. The 2002 Budget Act initially forecasted $79.2 billion in General Fund revenues and transfers and $76.7 billion in expenditures. These revenue estimates proved to be substantially overstated, as expected economic recovery did not occur. Despite mid-year budget adjustment legislation, totaling about $10.4 billion in spending reductions, deferrals and funding transfers (including a $1.1 billion deferral of K-14 education funding into the 2003-04 fiscal year), California's fiscal condition continued to deteriorate. California ended fiscal year 2002-03 with a $7.5 billion negative fund balance.

2003 BUDGET ACT. The 2003 Budget Act forecasted $73.4 billion in General Fund revenues and transfers and $71.1 billion in expenditures. However, the budget assumed the issuance of $10.7 billion in fiscal recovery bonds.

In November 2003, the Governor of the State, Gray Davis, was recalled and replaced by Arnold Schwarzenegger, who proposed an alternative economic recovery bond measure to address the budget deficit. In March 2004, California voters approved both the issuance of up to $15 billion in Economic Recovery Bonds and a related balanced budget amendment described under "Economic Recovery Bonds" below.

According to the 2004 Budget Act, revenues and transfers for 2003-04 were estimated to be $74.6 billion with $75.6 billion in expenditures. As a result of the sale of the Economic Recovery Bonds and the use of the deficit recovery fund (see below), California ended the fiscal year with a reserve of $3.1 billion.

2004 BUDGET ACT. The 2004 Budget Act forecasted $77.3 billion in General Fund revenues and transfers and $80.7 billion in expenditures. As of the release of the 2004-05 Governor's Budget, the June 30, 2005 reserve was projected to be approximately $1.4 billion.

According to the 2005 Budget Act, as of July 2005, General Fund revenues and transfers for fiscal year 2004-05 were projected to be $79.9 billion while expenditures were projected to be $81.7 billion. The 2005 Budget Act predicted a reserve of approximately $7.5 billion. According to the 2006-07 Governor's Budget, California ended with the 2004-05 fiscal year with a reserve of approximately $9.1 billion.

2005 BUDGET ACT. The 2005-06 Governor's Budget, released in January 2005, reported that, in the absence of corrective actions to change existing policies, operating deficits, estimated at $9.1 billion for 2005-06, would continue to be incurred. This budget projected General Fund revenues and transfers for 2005-06 of $83.8 billion, an increase of $3.9 billion compared with revised estimates for 2004-05. General Fund expenditures were projected at $85.7 billion, an increase of $4.0 billion compared with revised estimates for 2004-05. The budget projected to end fiscal year 2005-06 with a $1.1 billion reserve.

The 2005-06 Budget included $7.0 billion in program reductions and related cost savings in 2005-06. In addition, the budget proposed the issuance of an additional $1.7 billion in Economic Recovery Bonds and a variety of proposals to increase tax revenues by $409 million without tax increases.

The 2005-06 Budget also proposed several major budget reforms, including modifying Proposition 98 (the State's minimum funding requirement for education), imposing across-the-board budget reductions in the event of fiscal imbalance, consolidating certain outstanding obligations, terminating the State's right to suspend the automatic transfer of gas tax revenues to special transportation funds, prohibiting the borrowing of special funds to cover General Fund imbalances and terminating the State's and local government's sponsorship of defined benefit retirement plans. In early April 2005, the Governor announced that he would not seek, before June 2006, to terminate the State's and local government's sponsorship of defined benefit retirement plans.

In May 2005, the Governor released his revision to the budget proposed in January 2005. This May Revision projected the State would receive about $4.2 billion in additional revenues (for 2004-05 and 2005-06) from revenues projected in January. The Governor proposed to use these increased resources almost exclusively for one-time purposes. The May Revision would reduce the amount of budgetary debt by $2.5 billion by not issuing the $1.7 billion in Economic Recovery Bonds proposed by the January budget and by repaying approximately $581 million to local governments related to the reduction in Vehicle License Fee ("VLF") revenue that would have been due in full in 2006-07. In addition, the May Revision would increase funding of current programs by a net amount of $1.7 billion by restoring the Proposition 42 transfer of General Fund sales taxes to transportation special funds (which the Governor had proposed suspending in the January budget), restoring funding for the senior citizens' property tax and renters' tax relief programs, and restoring one-time funds for K-14 education (primarily related to borrowings made in 1995-1996 and 1996-1997).

The Governor signed the 2005 Budget Act on July 11, 2005 which was substantially in line with the Governor's proposals in the May Revision. The 2005 Budget Act forecasted $84.5 billion in General Fund revenues and transfers and $90.0 billion in expenditures. The 2005 Budget Act projected that by utilizing part of the prior year's $7.5 billion General Fund balance, the General Fund would end the year with a positive balance of $1.9 billion. As of the enactment of the 2005 Budget Act, the June 30, 2006 reserve was projected to be over $1.9 billion. The 2005 Budget Act assumed that the State would not issue Economic Recovery Bonds or raise taxes. According to the 2005 Budget Act, the revenue projections assumed continued but moderating growth in California's economy.

In a September 2005 report, the State's Legislative Analyst's Office (the "LAO") concluded that, despite some corrective actions in the 2005 Budget Act, the State's ongoing structural budget problem remains a major concern. The LAO noted that the 2005 Budget Act contains a significant number of one-time or limited-term solutions.

One-time savings contained in the 2005 Budget Act and highlighted in the LAO September Report include, among others, holding Proposition 98 funding for the 2004-05 at the level provided in the 2004-05 budget for a savings of about $3 billion, cutting $455 million in social services, retaining $380 million in certain sales taxes on gasoline (so-called "spillover funds") in the General Fund instead of using them for public transit purposes, and certain borrowings and revenue increases. The out-year spending highlighted by the LAO September Report includes the prepayment during the 2005-06 budget year of the $1.2 billion VLF "gap loan" to local governments due in fiscal year 2006-07.

In the LAO's November 2005 Fiscal Outlook report, the LAO predicted that the State will generate a reserve of about $5.2 billion during the 2005-06 budget year, up by nearly $4 billion from the 2005 Budget Act estimate. The LAO report predicted that the reserve will be more than sufficient to overcome the approximately $4 billion operating deficit predicted for 2006-07 without additional program reductions or sources of revenue. However, the LAO warned that multibillion-dollar operating deficits will persist in future budgets and that the State continues to have a longer-term structural deficit problem. Eliminating future operating budget shortfalls will require significant actions by the Legislature.

According to the 2006-07 Governor's Budget, as of January 2006, General Fund revenues and transfers for fiscal year 2005-06 are projected to be $87.7 billion while expenditures are projected to be $90.3 billion. The State ended the fiscal year with an estimated reserve of approximately $6.5 billion.

2006-07 GOVERNOR'S BUDGET. The 2006-07 Governor's Budget, released on January 10, 2006, projects a $6.4 billion operating deficit for fiscal year 2006-07, a reduction in the estimated operating deficit from earlier projections. This budget projects General Fund revenues and transfers for 2006-07 of $91.5 billion, an increase of $3.8 billion compared with revised estimates for 2005-06. General Fund expenditures are projected at $97.9 billion, an increase of $7.6 billion compared with revised estimates for 2004-05. The budget projects to end fiscal year 2006-07 with a $674 million reserve.

Coinciding with the release of the budget, the Governor announced a "Strategic Growth Plan" for the State in which he proposed that the State spend nearly $223 billion over 10 years on State infrastructure programs such as transportation, education, flood control, public safety and courts. The Strategic Growth Plan would be financed in part through the issuance of $68 billion in general obligation bonds.

In its January 12, 2006 Overview of the 2006-07 Governor's Budget, the LAO concluded that the 2006-07 budget "moves the State in the wrong direction in terms of reaching its longer-term goal of getting its fiscal house in order." The LAO noted that revenues during the first six months of the 2005-06 fiscal year exceeded the 2005 Budget Act projections, and based upon these recent cash gains, the 2006-07 budget assumes much higher revenue for the upcoming fiscal year. The LAO believes that the higher estimates are justified, but also believes that the State should reduce outstanding debt obligations with these higher than expected revenues. Instead, the budget proposes over $4 billion in higher spending, including over $2 billion for new or expanded programs. Given the State's structural deficit, the LAO believes that the budget should focus on paying down existing indebtedness before taking on expansive new programs.

In February 2006, the LAO released a further analysis of the budget and the Governor's proposals. Based on newer data, the LAO projected that revenues would exceed the 2006-07 Governor's Budget forecast by $1.3 billion in 2005-06 and by $1.0 billion in 2006-07. Based on these increased revenue projections, and assuming all the Governor's budget proposals were adopted, the LAO projected that the State would end 2005-06 with a general reserve of $2.6 billion (approximately $1.9 billion more than that assumed in the budget estimate).

However, the LAO warned that several budgetary risks could add several billions of dollars to the operating shortfalls during the next several fiscal years. They include an economic slowdown due to higher energy costs, a real estate decline, unfavorable outcomes in major lawsuits, and added State costs resulting from federal budget reduction efforts. The LAO recommended that the Legislature reduce the amount of ongoing spending increases proposed in the budget. In the report, the LAO continued to warn of operating budget shortfalls in upcoming years of up to $5 billion annually.

CONSTRAINTS ON THE BUDGET PROCESS

Approved in March 2004 with the State's Economic Recovery Bonds, Proposition 58 requires the State to enact a balanced budget and establish a special reserve in the General Fund and restricts future borrowing to cover budget deficits. As a result of the provisions requiring the enactment of a balanced budget and restricting borrowing, the State would, in some cases, have to take more immediate actions to correct budgetary shortfalls. Beginning with the budget for fiscal year 2004-05, Proposition 58 requires the Legislature to pass a balanced budget and provides for mid-year adjustments in the event that the budget falls out of balance. The balanced budget determination is made by subtracting expenditures from all available resources, including prior-year balances.

If the Governor determines that the State is facing substantial revenue shortfalls or spending deficiencies, the Governor is authorized to declare a fiscal emergency. He or she would then be required to propose legislation to address the emergency, and call the Legislature into special session to consider that legislation. If the Legislature fails to pass and send to the Governor legislation to address the budget fiscal emergency within 45 days, the Legislature would be prohibited from acting on any other bills or adjourning in joint recess until such legislation is passed.

Proposition 58 also requires that a special reserve (the Budget Stabilization Account) be established in the State's General Fund. Beginning with fiscal year 2006-07, a specified portion of estimated annual General Fund revenues would be transferred by the Controller into the Budget Stabilization Account no later than September 30 of each fiscal year. These transfers would continue until the balance in the Budget Stabilization Account reaches $8 billion or 5 percent of the estimated General Fund revenues for that fiscal year, whichever is greater. The annual transfer requirement would be in effect whenever the balance falls below the $8 billion or 5 percent target. The annual transfers could be suspended or reduced for a fiscal year by an executive order issued by the Governor no later than June 1 of the preceding fiscal year.

Proposition 58 will also prohibit certain future borrowing to cover budget deficits. This restriction applies to general obligation bonds, revenue bonds, and certain other forms of long-term borrowing. The restriction does not apply to certain other types of borrowing, such as (a) short-term borrowing to cover cash shortfalls in the General Fund (including revenue anticipation notes or revenue anticipation warrants currently used by the State), or (b) inter-fund borrowings.

FUTURE BUDGETS. It cannot be predicted what actions will be taken in the future by the State Legislature and the Governor to deal with changing State revenues and expenditures. The State budget will be affected by national and State economic conditions and other factors.

STATE INDEBTEDNESS

GENERAL OBLIGATION BONDS. As of February 1, 2006, the State had approximately $47.9 billion aggregate principal of its long-term general obligation bonds outstanding. General obligation bond authorizations in an aggregate amount of approximately $33.2 billion remained unissued as of that date.
Initiative measures to issue $3 billion in bonds (California Stem Cell Research and Cures Act) and to issue $750 million in bonds (Children's Hospital Projects Bond Act) were approved by the voters in the November 2004 election.

The Legislature has approved approximately $600 million of new bond authorization, the California Reading and Literacy Improvement and Public Library Construction and Renovation Bond Act of 2006, to be placed on the June 2006 primary election ballot. A $9.95 billion bond measure for high speed rail projects has been placed on the November 2006 general election ballot. Additional bond proposals may also be added to the 2006 primary or general election ballots.

RATINGS. As of March 16, 2006, the State's general obligation bonds were rated A2 by Moody's, A by Standard & Poor's, and A by Fitch Ratings.

Upon the Governor's approval of the 2005 Budget Act, Fitch Ratings raised the rating on the State's outstanding general obligation bonds to A from A-. Also upgraded, to A- from BBB+, were the ratings on bonds issued by several State agencies but supported by State resources. At the same time, Moody's upgraded the State's general obligation bonds to A2 from A3, while maintaining the State's positive rating outlook. The upgrade reflects a continuing favorable trend of recovery in the State's economy and tax revenues, better than expected financial performance in 2004-05, and a moderately improved financial outlook for 2005-06 and beyond. The July 2005 rating action by Fitch Ratings and Moody's affected $36.5 billion of outstanding general obligation bonds, $5.7 billion of General Fund-supported lease revenue bonds, and $2.5 billion of General Fund-enhanced tobacco settlement bonds.

It is not presently possible to determine whether, or the extent to which, Moody's, Standard & Poor's or Fitch Ratings will change such ratings in the future. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

ECONOMIC RECOVERY BONDS. The California Economic Recovery Bond Act ("Proposition 57") was approved by voters in March 2004. Proposition 57 authorized the issuance of up to $15 billion in Economic Recovery Bonds to finance the negative General Fund reserve balance as of June 30, 2004, and other General Fund obligations undertaken prior to June 30, 2004.

Repayment of the Economic Recovery Bonds is secured by a pledge of revenues from a one-quarter cent increase in the State's sales and use tax starting July 1, 2004. Fifty percent, or up to $5 billion of future deposits in the reserve fund created by the Balanced Budget Amendment approved by Proposition 58, may be used to repay the Economic recovery bonds. In addition, as voter-approved general obligation bonds, payment of the Economic Recovery Bonds is secured by the State's full faith and credit in the event the dedicated revenue is insufficient to repay the bonds.

In May and June 2004, the State issued $10.9 billion of Economic Recovery Bonds, which resulted (due to the sale of bonds at a premium) in the deposit of net proceeds in the General Fund of approximately $11.3 billion. The State may issue the remainder of authorized Economic Recovery Bonds in future fiscal years.

COMMERCIAL PAPER PROGRAM. Pursuant to the terms of the bank credit agreement presently in effect supporting the State's general obligation commercial paper program, up to $1.5 billion of general obligation commercial paper notes may be outstanding at any time; this amount may be increased or decreased in the future. As of February 1, 2006, the legislative finance committees had authorized the issuance of up to approximately $18.2 billion of commercial paper notes; as of that date approximately $758 million aggregate principal amount of general obligation commercial paper notes was outstanding.

LEASE-PURCHASE DEBT. In addition to general obligation bonds, the State builds and acquires capital facilities through the use of lease-purchase borrowing. As of February 1, 2006, the State had approximately $7.8 billion of outstanding lease purchase debt.

NON-RECOURSE DEBT. Certain State agencies and authorities issue revenue obligations for which the General Fund has no liability. Revenue bonds represent obligations payable from State revenue-producing enterprises and projects, which are not payable from the General Fund, and conduit obligations payable only from revenues paid by private users of facilities financed by the revenue bonds. State agencies and authorities had approximately $49.8 billion aggregate principal amount of revenue bonds and notes which are non-recourse to the General Fund outstanding as of December 31, 2005.

CASH FLOW BORROWINGS. As part of its cash management program, the State has regularly issued short-term obligations to meet cash flow needs. The State has issued Revenue Anticipation Notes ("RANs") in 19 of the last 20 fiscal years to partially fund timing differences between receipts and disbursements, as the majority of General Fund revenues are received in the last part of the fiscal year. The State has proposed to issue approximately $3 billion in RANs for the 2005-06 fiscal year.

REPAYMENT OF ENERGY LOANS. The Department of Water Resources (the "DWR") borrowed money from the General Fund for DWR's power supply program between January and June 2001. The DWR has issued approximately $11.25 billion in revenue bonds in several series and in the fall of 2002 used the net proceeds of the revenue bonds to repay outstanding loans from banks and commercial lenders in the amount of approximately $3.5 billion and a loan from the General Fund in the amount of $6.1 billion plus accrued interest of approximately $500 million.

The loans from the General Fund and the banks and commercial lenders financed DWR's power supply program costs during 2001 that exceeded DWR's revenues from the sale of electricity. The general purpose of the power supply program was to provide to customers of the three major investor-owned electric utilities in the State (the "IOUs") the portion of their power not provided by the IOUs. The power supply program has become self-supporting and no additional loans from the General Fund are authorized. As of January 1, 2003, the DWR's authority to enter into new power purchase contracts terminated, and the IOUs resumed responsibility for obtaining electricity for their customers.

The primary source of money to pay debt service on the DWR revenue bonds will be revenues derived from customers of the IOUs resulting from charges set by the California Public Utilities Commission. The DWR revenue bonds are not a debt or liability of the State and do not directly, indirectly or contingently obligate the State to levy or to pledge any form of taxation whatever therefor or to make any appropriation for their payment.

ENHANCED TOBACCO SETTLEMENT REVENUE BONDS. In 1998, the State (together with 45 other states and certain U.S. jurisdictions) signed a settlement agreement with the four major cigarette manufacturers. The State agreed to drop its lawsuit and not to sue in the future for monetary damages. Tobacco manufacturers agreed to billions of dollars in payments and restrictions on marketing activities. Under the settlement, the companies agreed to pay California governments approximately $25 billion (subject to adjustments) over a period of 25 years. Payments continue in perpetuity, with current projections of $1.2 billion in 2025, steadily increasing each year to $1.6 billion in 2045. Under a separate Memorandum of Understanding, half of the money will be paid to the State and half to local governments (all counties and the cities of San Diego, Los Angeles, San Francisco and San Jose).

An initial sale of 57.6% of the State's tobacco settlement revenues from July 1, 2003, onward, producing $2.5 billion in revenue was completed in January 2003. A second sale of the remaining amount, which produced $2.3 billion in revenue, was completed in September 2003 (Series 2003B). In August 2005, the Series 2003B bonds were refinanced, retaining all of the covenants of the original issue. In return, the State was paid a credit enhancement fee of $525 million. The 2003 Budget Act authorizes the Director of Finance to make allocations with legislative notification if tobacco settlement revenues are insufficient to cover the cost of the tobacco securitization program. The Legislature is not obligated to make any such requested appropriation in the future.

Tobacco settlement revenue bonds are neither general nor legal obligations of the State or any of its political subdivisions and neither the faith and credit nor the taxing power nor any other assets or revenues of the State or of any political subdivision is or shall be pledged to the payment of any such bonds.

LOCAL GOVERNMENT

The primary units of local government in California are the counties, ranging in population from 1,200 (Alpine) to approximately 10 million (Los Angeles). Counties are responsible for the provision of many basic services, including indigent healthcare, welfare, courts, jails and public safety in unincorporated areas. There are also 478 incorporated cities and thousands of other special districts formed for education, utility and other services. The fiscal condition of local governments has been constrained since the enactment of "Proposition 13" in 1978 and later constitutional amendments, which reduced and limited the future growth of property taxes and limited the ability of local governments to impose "special taxes" (those devoted to a specific purpose) without two-thirds voter approval. Proposition 218, another initiative constitutional amendment enacted in 1996, further limited the ability of local governments to impose or raise various taxes, fees, charges and assessments without voter approval. Counties, in particular, have had fewer options to raise revenues than many other local government entities, and have been required to maintain many services.

Some local governments in California have experienced notable financial difficulties, including Los Angeles County, Orange County and San Diego County, and there is no assurance that any California issuer will make full or timely payments of principal or interest or remain solvent.

According to the State, the 2004 Budget Act, related legislation and the enactment of Senate Constitutional Amendment No. 4 (described below) will dramatically change the State-local fiscal relationship. These constitutional and statutory changes implement an agreement negotiated between the Governor and local governments officials (the "State-local agreement") in connection with the 2004 Budget Act. One change relates to the reduction of the VLF rate from 2 percent to 0.65 percent of the market value of the vehicle. In order to protect local governments, the reduction in VLF revenue to cities and counties from this rate change will be replaced by an increase in the amount of property tax they receive. Under the State-local agreement and implementing legislation, for fiscal years 2004-05 and 2005-06 only, the replacement property taxes that cities and counties receive will be reduced by $700 million. In future years, local governments will receive the full value of the VLF revenue. Also for these two fiscal years, redevelopment agencies will be required to shift $250 million to schools, and special districts to shift $350 million, in property tax revenues they would otherwise receive.

As part of the State-local agreement, Senate Constitutional Amendment No. 4 was enacted by the Legislature and subsequently approved by the voters at the November 2004 election. Senate Constitutional Amendment No. 4 amends the State Constitution to, among other things, reduce the Legislature's authority over local government revenue sources by placing restrictions on the State's access to local governments' property, sales, and VLF revenues as of November 3, 2004. Beginning with fiscal year 2008-09, the State will be able to borrow up to 8 percent of local property tax revenues, but only if the Governor proclaims such action is necessary due to a severe State fiscal hardship, two-thirds of both houses of the Legislature approves the borrowing and the amount borrowed is required to be paid back within three years. The State also will not be able to borrow from local property tax revenues for more than two fiscal years within a period of 10 fiscal years. In addition, the State cannot reduce the local sales tax rate or restrict the authority of the local governments to impose or change the distribution of the statewide local sales tax.

Senate Constitutional Amendment No. 4 also prohibits the State from mandating activities on cities, counties or special districts without providing for the funding needed to comply with the mandates. Beginning in fiscal year 2005-06, if the State does not provide funding for an activity that has been determined to be mandated, the requirement on cities, counties or special districts to abide by the mandate would be suspended. In addition, Senate Constitutional Amendment No. 4 expands the definition of what constitutes a mandate to encompass State action that transfers to cities, counties and special districts financial responsibility for a required program for which the State previously had partial or complete responsibility. The State mandate provisions of Senate Constitutional Amendment No. 4 do not apply to schools or community colleges or to mandates relating to employee rights.

CONSTITUTIONAL, LEGISLATIVE AND OTHER FACTORS

The State is subject to an annual appropriations limit imposed by Article XIII B of the State Constitution (the "Appropriations Limit"). The Appropriations Limit does not restrict appropriations to pay debt service on voter-authorized bonds.

Article XIII B prohibits the State from spending "appropriations subject to limitation" in excess of the Appropriations Limit. "Appropriations subject to limitation" are authorizations to spend "proceeds of taxes," which consist of tax revenues and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed "the cost reasonably borne by that entity in providing the regulation, product or service," but "proceeds of taxes" exclude most State subventions to local governments, tax refunds and some benefit payments such as unemployment insurance. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees and certain other non-tax funds. Various types of appropriations are excluded from the Appropriations Limit.

The State's Appropriations Limit in each year is based on the Limit for the prior year, adjusted annually for changes in State per capita personal income and changes in population, and adjusted, when applicable, for any transfer of financial responsibility for providing services to or from another unit of government or any transfer of the financial source for the provisions of services from tax proceeds to non-tax proceeds.

The Legislature has enacted legislation to implement Article XIII B which defines certain terms used in Article XIII B and sets forth the methods for determining the Appropriations Limit. California Government code Section 7912 requires an estimate of the Appropriations Limit to be included in the Governor's Budget, and thereafter to be subject to the budget process and established in the Budget Act.

On November 8, 1988, voters of the State approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act." Proposition 98 changed State funding of public education below the university level and the operation of the State appropriations funding, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues. Proposition 98 permits the Legislature by two-thirds vote of both houses, with the Governor's concurrence, to suspend the K-14 schools' minimum funding formula for a one-year period. Proposition 98 also contains provisions transferring certain State tax revenues in excess of the
Article XIII B limit to K-14 schools.

Because of the complexities of Article XIII B, the ambiguities and possible inconsistencies in its terms, the applicability of its exceptions and exemptions and the impossibility of predicting future appropriations, it is not possible to predict the impact of this or related legislation on the bonds in the Fund's portfolio.

Other Constitutional amendments affecting State and local taxes and appropriations have been proposed from time to time. If any such initiatives were adopted, the State could be pressured to provide additional financial assistance to local Governments or appropriate revenues as mandated by such initiatives. Propositions such as Proposition 98 and others that may be adopted in the future may place increasing pressure on the State's budget over future years, potentially reducing resources available for other State programs, especially to the extent the Article XIII B spending limit would restrain the State's ability to fund such other programs by raising taxes.

FUTURE INITIATIVES. Articles XIII A, XIII B, XIII C and XIII D were each adopted as measures that qualified for the ballot pursuant to the State's initiative process. From time to time, other initiative measures could be adopted that could effect revenues of the State or public agencies within the State.

EFFECT OF OTHER STATE LAWS ON BOND OBLIGATIONS

Some of the tax-exempt securities that the Fund can invest in may be obligations payable solely from the revenues of a specific institution or secured by specific properties. These are subject to provisions of California law that could adversely affect the holders of such obligations. For example, the revenues of California health care institutions may be adversely affected by State laws, and California law limits the remedies of a creditor secured by a mortgage or deed of trust on real property. Debt obligations payable solely from revenues of health care institutions may also be insured by the State but no guarantee exists that adequate reserve funds will be appropriated by the State legislature for such purpose.

PENDING LITIGATION

The State is a party to numerous legal proceedings, many of which normally occur in governmental operations. In addition, the State is involved in certain other legal proceedings that, if decided against the State might require the State to make significant future expenditures or impair future revenue sources. Because of the prospective nature of these proceedings, it is not presently possible to predict the outcome of such litigation or estimate the potential impact on the ability of the State to pay debt service costs on its obligations.

On July 15, 2005, Enron Corp., the energy trader that filed for bankruptcy protection, agreed to a settlement with the State to end claims of market manipulation during the California energy crisis of 2000 and 2001. After bankruptcy related adjustments, the State received a payment of over $300 million.

On August 8, 2005, a lawsuit titled California Teachers Association et al. v. Arnold Schwarzenegger et al. was filed. Plaintiffs - California Teachers Association, California Superintendent of Public Instruction Jack O'Connell, and various other individuals - allege that the California Constitution's minimum school funding guarantee was not followed for the 2004-2005 fiscal year and the 2005-06 fiscal year in the aggregate amount of approximately $3.1 billion. Plaintiffs seek a writ of mandate requiring the State to recalculate the minimum-funding guarantee in compliance with the California Constitution.

On November 15, 2005, a California Superior Court judge entered a decision in a case which sought judicial validation for the issuance by the State of pension obligation bonds. The judge ruled the bonds were not valid. The State plans to appeal, but the State will not be able to issue pension obligation bonds until the matter is finally resolved. It is unlikely that final resolution of the matter will occur in time to allow the State to issue any pension obligation bonds during fiscal year 2005-06. The State will therefore have to make a payment of about $525 million for a portion of the current fiscal year contribution to the California Public Employees' Retirement System which had been planned to be funded from the bonds.


NATURAL DISASTERS

It is impossible to predict the time, magnitude or location of a major natural disaster (such as an earthquake, a wildfire, or a flood) or its effect on the California economy. For example, in January 1994, a major earthquake struck the Los Angeles area, causing significant damage in a four county area. The possibility exists that another such earthquake, or another type of natural disaster, could create a major dislocation of the California economy and significantly affect State and local governmental budgets.

MARKET DISRUPTION AND GEOPOLITICAL RISK

The war with Iraq, its aftermath and the continuing occupation of Iraq may have a substantial impact on the California, U.S. and world economies and securities markets. The nature, scope and duration of the war and occupation cannot be predicted with any certainty. Terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001 closed some of the U.S. securities markets for a four-day period and similar events cannot be ruled out. The war and occupation, terrorism and related geopolitical risks have led, and may in the future lead to, increased short-term market volatility and may have adverse long-term effects on California, U.S. and world economies and markets generally. Those events and these risks could also have an acute effect on individual issuers or related groups of issuers, including government issuers in California. These risks could also adversely affect inflation, interest rates and other factors that could adversely affect the value of the Fund's investments.

INVESTMENT RESTRICTIONS

The Fund has adopted the following fundamental investment restrictions. They may not be changed unless approved by a majority of the outstanding shares of the Fund. The term "majority of the outstanding shares" of the Fund means the vote of the lesser of (i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The Fund may not:

(1) Make portfolio investments other than as described under "Description of the Fund and Its Investments and Risks." Any other form of federal tax-exempt investment must meet the Fund's high quality criteria, as determined by the Board of Directors, and be consistent with the Fund's objectives and policies.

(2) Borrow money. This restriction shall not apply to borrowings from banks for temporary or emergency (not leveraging) purposes. This includes the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an amount up to 15% of the value of the Fund's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing was made. While borrowings exceed 5% of the value of the Fund's total assets, the Fund will not make any investments. Interest paid on borrowings will reduce net income.

(3) Pledge, hypothecate, mortgage or otherwise encumber its assets, except in an amount up to 15% of the value of its total assets and only to secure borrowings for temporary or emergency purposes.

(4) Sell securities short or purchase securities on margin, or engage in the purchase and sale of put, call, straddle or spread options or in writing such options. However, securities subject to a demand obligation and stand-by commitments may be purchased as set forth under "Description of the Fund and Its Investments and Risks."

(5) Underwrite the securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security.

(6) Purchase securities subject to restrictions on disposition under the Securities Act of 1933 ("restricted securities"), except the Fund may purchase variable rate demand instruments which contain a demand feature. The Fund will not invest in a repurchase agreement maturing in more than seven days if any such investment together with securities that are not readily marketable held by the Fund exceed 10% of the Fund's net assets.


(7) Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil and gas interests. This shall not prevent the Fund from investing in Municipal Obligations secured by real estate or interests in real estate.

(8) Make loans to others, except through the purchase of portfolio investments, including repurchase agreements, as described under "Description of the Fund and Its Investments and Risks."

(9) Purchase more than 10% of all outstanding voting securities of any one issuer or invest in companies for the purpose of exercising control.

(10) Invest more than 25% of its assets in the securities of "issuers" in any single industry. The Fund may invest more than 25% of its assets in Participation Certificates and there shall be no limitation on the purchase of those Municipal Obligations and other obligations issued or guaranteed by the United States Government, its agencies or instrumentalities. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the issuing entity and a security is backed only by the assets and revenues of the entity, the entity would be deemed to be the sole issuer of the security. Similarly, in the case of an industrial revenue bond, if that bond is backed only by the assets and revenues of the non-government user, then such non-government user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity, such as an insurance company or other corporate obligor, guarantees a security or a bank issues a letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. Immediately after the acquisition of any securities subject to a Demand Feature or Guarantee (as such terms are defined in Rule 2a-7 of the 1940 Act), with respect to 75% of the total assets of the Fund, not more than 10% of the Fund's assets may be invested in securities that are subject to a Guarantee or Demand Feature from the same institution. However, the Fund may only invest more than 10% of its assets in securities subject to a Guarantee or Demand Feature issued by a Non-Controlled Person (as such term is defined in Rule 2a-7 of the 1940
     Act).

(11) Invest in securities of other investment companies. The Fund may purchase unit investment trust securities where such unit trusts meet the investment objectives of the Fund and then only up to 5% of the Fund's net assets, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

(12) Issue senior securities, except insofar as the Fund may be deemed to have issued a senior security in connection with a permitted borrowing.

If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or in the amount of the Fund's assets will not constitute a violation of such restriction.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund's Board of Directors has adopted the Manager's policies and procedures relating to the disclosure of Fund portfolio holdings information (the "Policy"). The Policy prohibits the disclosure of portfolio holdings unless: (1) the disclosure is in response to a regulatory request and the Chief Compliance Officer ("CCO") of the Fund has authorized such disclosure; (2) the disclosure is to a mutual fund rating or statistical agency or person performing similar functions where there is a legitimate business purpose for such disclosure and such entity has signed a confidentiality or similar agreement, where available, with the Fund or its agents and the CCO of the Fund has authorized such disclosure (procedures to monitor the use of any non-public information by these entities may include (a) annual certifications relating to the confidentiality of such information or (b) the conditioning of the receipt of such information upon the entity agreeing to maintain the confidentiality of the information, along with other representations, where such representations accompany the transmittal of the information); (3) the disclosure is made to parties involved in the investment process, administration or custody of the Fund, including its board of directors; (4) the disclosure is in connection with (a) a quarterly, semi-annual or annual report that is available to the public or (b) other periodic disclosure that is publicly available; or (5) the disclosure is made pursuant to prior written approval of the CCO of the Fund. The Manager shall not accept on behalf of itself, its affiliates or the Fund any compensation or other consideration in connection with the disclosure of portfolio holdings of such Fund. Any disclosure made pursuant to Item 5 above is reported to the board at the next quarterly meeting. This Policy may change at any time without prior notice to shareholders.

Subject to the Fund's policies described in Item 2 above, the Manager and/or the Fund maintains ongoing arrangements with the following rating or statistical agencies or agencies providing similar functions pursuant to which non-public information about the Fund's portfolio securities holdings, including information derived from such holdings (e.g., breakdown of portfolio holdings by securities type, percentage of holdings subject to alternative minimum tax, weighted average maturity of the portfolio, etc.), may be provided:

Entity and Type of Information                                Frequency                Lag Time

iMoneyNet, Inc. (information derived from the portfolio)      Weekly                   1 business day lag

Investment Company Institute
(information derived from the portfolio)                      Monthly                  10 business day lag

Lipper, Inc. (information derived from the portfolio)         Quarterly                15 calendar day lag

In addition, portfolio holdings information may be provided to the Fund's service providers on an as-needed basis in connection with the services provided to the Fund by such service providers. Information may be provided to these parties without a time lag. Service providers that may be provided with information concerning the Fund's portfolio holdings include the Manager and its affiliates, legal counsel, independent registered public accounting firm, custodian, fund accounting agent, and financial printers. Portfolio holdings information may also be provided to the Fund's Board of Directors.

The entities to whom the Fund provides portfolio holdings information, either by explicit arrangement or by virtue of their respective duties to the Fund, are required to maintain the confidentiality of the information provided. Neither the Fund nor the Manager or its affiliates receives any compensation or other consideration in connection with these ongoing arrangements. There can be no guarantee that the Policy will be effective in preventing the potential misuse of confidential information regarding the Fund's portfolio holdings by individuals or entities in possession of such information.

III.  MANAGEMENT OF THE FUND

The Fund's Board of Directors, which is responsible for the overall management and supervision of the Fund, employs the Manager to serve as investment manager of the Fund. The Manager provides persons satisfactory to the Fund's Board of Directors to serve as officers of the Fund. Due to the services performed by the Manager, the Fund currently has no employees and its officers are not required to devote their full-time to the affairs of the Fund.


The Board has an Audit Committee that meets at least annually to assist the Board in selecting, overseeing and setting the compensation of the Fund's independent registered public accounting firm. The Audit Committee is responsible for pre-approving all audit or non-audit services performed by the independent registered public accounting firm for the Fund and for pre-approving certain non-audit services performed by the independent registered public accounting firm for the Manager and certain control persons of the Manager. The Audit Committee also meets with the Fund's independent registered public accounting firm to review the Fund's financial statements and to report on its findings to the Board, and to provide the independent registered public accounting firm the opportunity to report on various other matters. The members of the Committee are Dr. W. Giles Mellon, Robert Straniere, Dr. Yung Wong and Edward A. Kuczmarski. The Committee met five times during the fiscal year ended December 31, 2005.

The Board also has a Nominating Committee comprised of Edward A. Kuczmarski, Dr.
W. Giles Mellon, Robert Straniere and Dr. Yung Wong to whose discretion the selection and nomination of Directors who are not "interested persons," as defined in the 1940 Act, of the Fund is committed. The Nominating Committee held one meeting during the fiscal year ended December 31, 2005. Nominees recommended by shareholders are considered by the Nominating Committee to the extent required by applicable law.

The following table shows the Directors and Officers of the Fund and their principal occupations during the past five years. Unless otherwise specified, the address of each of the following persons is 600 Fifth Avenue, New York, New York 10020.

                       DIRECTORS AND OFFICERS INFORMATION

--------------------- ------------ ---------------- ------------------------------------------------- -------------- ---------------
   NAME, ADDRESS,      POSITION(S) TERM OF OFFICE                 PRINCIPAL OCCUPATION(S)               NUMBER OF        OTHER
      AND AGE           HELD WITH   AND LENGTH OF                       DURING PAST                     PORTFOLIOS   DIRECTORSHIPS
                          FUND     TIME SERVED (1)                        5 YEARS                        IN FUND        HELD BY
                                                                                                         COMPLEX        DIRECTOR
                                                                                                       OVERSEEN BY
                                                                                                         DIRECTOR
--------------------- ------------ ---------------- ------------------------------------------------- -------------- ---------------
DISINTERESTED DIRECTORS:
--------------------- ------------ ---------------- ------------------------------------------------- -------------- ---------------


Edward A. Kuczmarski,    Director    Since 2006     Certified Public Accountant and                       Twelve     Trustee of the
Age 56                                              Partner of Hays & Company                                        Empire Builder
                                                    LLP since 1980.                                                  Tax Free Bond
                                                                                                                     Fund.
--------------------- ------------ ---------------- ------------------------------------------------- -------------- ---------------
Dr. W. Giles Mellon,     Director    Since 1987     Professor Emeritus of Business                        Eleven          None
Age 75                                              Administration in the Graduate School
                                                    of Management, Rutgers University with
                                                    which he has been associated since 1966.
--------------------- ------------ ---------------- ------------------------------------------------- -------------- ---------------
Robert Straniere, Esq.,  Director    Since 1987     Owner, Straniere Law Firm since 1980, NYS             Eleven     WPG Funds Group
Age 65                                              Assemblyman since 1981 to 2004 and counsel at
                                                    Fisher, Fisher & Berger since 1995.
--------------------- ------------ ---------------- ------------------------------------------------- -------------- ---------------
Dr. Yung Wong,           Director    Since 1987     Managing Director of Abacus Associates, an            Eleven          None
Age 67                                              investment firm, since 1996.

--------------------- ------------ ---------------- ------------------------------------------------- -------------- ---------------
INTERESTED DIRECTOR/OFFICERS:
--------------------- ------------ ---------------- ------------------------------------------------- -------------- ---------------


Steven W. Duff,       President      Since 1994     President and Manager of Reich & Tang Asset           Sixteen         None
Age 52                and                           Management, LLC (the "Manager") and President
                      Director(2)                   of the Mutual Funds Division of the Manager
                                                    since August 1994.  Mr. Duff is also President and
                                                    Director/Trustee of eight other funds in the Reich &
                                                    Tang Fund Complex, Director of Pax World Money
                                                    Market Fund, Inc., Principal Executive Officer of
                                                    Delafield Fund, Inc. and President and Chief
                                                    Executive Officer of Tax Exempt Proceeds Fund,
                                                    Inc.   Mr. Duff also serves as a Director of Reich &
                                                    Tang Services, Inc. and Reich & Tang Distributors,
                                                    Inc.
--------------------- ------------ ---------------- ------------------------------------------------- -------------- ---------------
Richard De Sanctis,   Vice           Since 2005     Executive Vice President and Chief Financial           N/A            N/A
Age 49                President                     Officer of Manager.  Associated with the Manager
                                                    since 1990. Mr. De Sanctis is also Vice President
                                                    of ten other funds in the Reich & Tang Fund
                                                    Complex, Vice President and Assistant Secretary of
                                                    Cortland Trust, Inc. and serves as Executive Vice
                                                    President and Chief Financial Officer of Reich &
                                                    Tang Services, Inc. and Reich & Tang Distributors,
                                                    Inc.  Prior to December 2004, Mr. De Sanctis was
                                                    Treasurer and Assistant Secretary of eleven funds
                                                    in the Reich & Tang Fund Complex and Vice
                                                    President, Treasurer and Assistant Secretary of
                                                    Cortland Trust, Inc.

--------------------- ------------ ---------------- ------------------------------------------------- -------------- ---------------
Molly Flewharty,      Vice           Since 1987     Senior Vice President of the Manager. Associated       N/A            N/A
Age 55                President                     with the Manager since December 1977. Ms. Flewharty
                                                    is also Vice President of eleven other funds in the
                                                    Reich & Tang Fund Complex.  Ms. Flewharty also
                                                    serves as  Senior Vice President of Reich & Tang
                                                    Distributors, Inc.

--------------------- ------------ ---------------- ------------------------------------------------- -------------- ---------------
Rosanne Holtzer,          Chief      Since 2004     Senior Vice President, Compliance Officer and          N/A            N/A
Age 41                 Compliance                   Assistant Secretary of the Manager.  Associated
                         Officer                    with the Manager since June 1986.  Ms. Holtzer is
                                                    also Chief Compliance Officer, Secretary and
                         Secretary   Since 2001     Assistant Treasurer of eleven other funds in the
                                                    Reich & Tang Fund Complex.  Ms. Holtzer also serves
                        Assistant                   as Senior Vice President, Assistant Secretary and
                        Treasurer    Since 1998     Compliance Officer of Reich & Tang Distributors,
                                                    Inc. and Senior Vice President, Assistant Secretary
                                                    and Chief Compliance Officer of Reich & Tang
                                                    Services, Inc.
--------------------- ------------ ---------------- ------------------------------------------------- -------------- ---------------



                 DIRECTORS AND OFFICERS INFORMATION (CONTINUED)

--------------------- ------------ ---------------- ------------------------------------------------- -------------- ---------------
   NAME, ADDRESS,      POSITION(S) TERM OF OFFICE                 PRINCIPAL OCCUPATION(S)                 NUMBER OF        OTHER
      AND AGE           HELD WITH   AND LENGTH OF                       DURING PAST                       PORTFOLIOS   DIRECTORSHIPS
                          FUND     TIME SERVED (1)                        5 YEARS                          IN FUND        HELD BY
                                                                                                           COMPLEX        DIRECTOR
                                                                                                         OVERSEEN BY
                                                                                                           DIRECTOR
--------------------- ------------ ---------------- ------------------------------------------------- -------------- ---------------
INTERESTED DIRECTORS/OFFICERS:
--------------------- ------------ ---------------- ------------------------------------------------- -------------- ---------------


Michael Lydon,        Vice           Since 2005     Executive Vice President and Chief Operations          N/A            N/A
Age 42                President                     Officer of the Manager.  Mr. Lydon has been
                                                    associated with the Manager since January 2005.
                                                    Mr. Lydon was Vice President at Automatic Data
                                                    Processing from July 2000 to December 2004. Prior
                                                    to July 2000, Mr. Lydon was Executive Vice
                                                    President and Chief Information Officer of the
                                                    Manager.  Mr. Lydon is also Vice President of
                                                    eleven other funds in the Reich & Tang Fund
                                                    Complex.  Mr. Lydon also serves as Executive Vice
                                                    President and Chief Operations Officer for Reich &
                                                    Tang Distributors, Inc. and Reich & Tang Services,
                                                    Inc.
--------------------- ------------ ---------------- ------------------------------------------------- -------------- ---------------
Dana E. Messina,      Vice           Since 1989     Executive Vice President of the Manager.               N/A            N/A
Age 49                President                     Associated with the Manager since December 1980.
                                                    Ms. Messina is also Vice
                                                    President of eight other
                                                    funds in the Reich & Tang
                                                    Fund Complex. Ms. Messina
                                                    also serves as Executive
                                                    Vice President of Reich &
                                                    Tang Distributors, Inc.
--------------------- ------------ ---------------- ------------------------------------------------- -------------- ---------------
Anthony Pace,           Treasurer    Since 2004     Vice President of the Manager since September 2004.    N/A            N/A
Age 40                     and                      Mr. Pace was a Director of a Client Service Group at
                        Assistant                   GlobeOp Financial Services, Inc. from May 2002 to
                        Secretary                   August 2004 and Controller/Director of Mutual Fund
                                                    Administration for Smith Barney Funds Management LLC
                                                    and Solomon Brothers Asset Management Inc. from 1998
                                                    to May 2002.  Mr. Pace is also Treasurer and
                                                    Assistant Secretary of eleven other funds in the
                                                    Reich & Tang Fund Complex.
--------------------- ------------ ---------------- ------------------------------------------------- -------------- ---------------


(1)  Each Director will hold office for an indefinite term until the earliest of
     (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Fund's Articles of Incorporation, as amended, and Amended and Restated By-Laws. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until their successor is elected and qualifies.

(2) Steven W. Duff may be deemed an interested person of the Fund, as defined in the 1940 Act, due to his affiliation with the Manager.


The following table shows the dollar range of Fund shares beneficially owned by each director as of December 31, 2005:



NAME OF DIRECTOR                        DOLLAR RANGE OF EQUITY SECURITIES IN    AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
                                                                                   ALL FUNDS OVERSEEN OR TO BE OVERSEEN BY
                                                                                 DIRECTOR OR NOMINEE IN FAMILY OF INVESTMENT
                                                      THE FUND                                    COMPANIES

--------------------------------------
Disinterested Directors:
------------------------


Edward A. Kuczmarski                                    None                                  $10,000 - $50,000

W. Giles Mellon                                         None                                  $10,001 - $50,000

Robert Straniere                                        None                                  $10,001 - $50,000

Yung Wong                                               None                                    Over $100,000

Interested Director:
--------------------
Steven W. Duff                                          None                                    Over $100,000

The Fund paid an aggregate remuneration of $11,886 to its directors with respect to the period ended December 31, 2005, all of which consisted of directors' fees paid to the three disinterested directors, pursuant to the terms of the Investment Management Contract (see "Investment Advisory and Other Services" herein.)

Directors of the Fund not affiliated with the Manager receive from the Fund an annual retainer of $2,000 and a fee of $300 for each Board of Directors meeting attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. In addition, the Audit Committee chairman receives an aggregate payment of $1,000 per quarter allocated among certain funds of the Reich & Tang Complex on whose audit committee he serves and each member of the Audit Committee receives an aggregate payment of $750 per Audit Committee meeting attended to be allocated among all the Reich & Tang Funds on whose Audit Committee they serve. Effective January 1, 2006, the Lead Independent Director will receive an additional annual fee of $8,000 and the Deputy Lead Independent Director will receive an additional annual fee of $4,000, both fees paid quarterly and allocated among the funds of the Reich & Tang Funds on whose boards they serve in such capacity. Directors who are affiliated with the Manager do not receive compensation from the Fund. (See "Compensation Table".)



                               COMPENSATION TABLE

                           AGGREGATE COMPENSATION    PENSION OR RETIREMENT       ESTIMATED ANNUAL       TOTAL COMPENSATION FROM
                                FROM THE FUND      BENEFITS ACCRUED AS PART  BENEFITS UPON RETIREMENT  FUND AND FUND COMPLEX PAID
     NAME OF PERSON,                                   OF FUND EXPENSES                                      TO DIRECTORS*
         POSITION


Edward A. Kuczmarski**
Director                             $0                        0                        0                   $13,875 (1 Fund)

Dr. W. Giles Mellon,
Director                           $4,204                      0                        0                  $65,750 (9 Funds)

Robert Straniere,
Director                           $3,841                      0                        0                  $61,750 (9 Funds)

Dr. Yung Wong,
Director                           $3,841                      0                        0                  $61,750 (9 Funds)


* The total compensation paid to such persons by the Fund and Fund Complex for the fiscal year ending December 31, 2005. The parenthetical number represents the number of investment companies (including the Fund) from which such person receives compensation. A Fund is considered to be part of the same Fund complex if, among other things, it shares a common investment adviser with the Fund.

** Edward A. Kuczmarski did not receive any compensation from the Fund for the fiscal year ended December 31, 2005 since he was not yet serving as a director of the Fund.


INFORMATION ABOUT PROXY VOTING

Information regarding the Fund's proxy voting record for the 12 month period ending June 30 of each year is filed with the SEC on Form N-PX no later than August 31 of each year. The Fund's Form N-PX is available without charge, upon request, by calling the Fund toll free at (800) 433-1918 and on the SEC's website (http//www.sec.gov). The Fund does not presently invest in voting securities and has therefore not adopted proxy voting policies and procedures.

IV.  CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


On March 31, 2006 there were 158,619,181 shares of Class A common stock outstanding, 20,476,542 shares of Class B common stock outstanding and 45,190,350 shares of Advantage shares of common stock outstanding. As of March 31, 2006, the amount of shares owned by all officers and directors of the Fund as a group was less than 1% of the outstanding shares of the Fund. Set forth below is certain information as to persons who owned 5% or more of each Class of the Fund's outstanding common stock as of March 31, 2006:


                                                      % of            Nature of
Name and Address                                      Class           Ownership
----------------                                      -----           ---------
CLASS A
-------


M.L. Stern LLC                                        64.47%           Record
FBO Various Clients
8350 Wilshire Blvd.
Beverly Hills, CA  90211

Neuberger & Berman                                     8.65%           Record
Attn: Alexis Acevedo
70 Hudson Street
Jersey City, NJ 07302

Lehman Brothers                                        5.42%           Record
For the Exclusive Benefit of Clients
70 Hudson Street -7th Floor
Mutual Fund Department
Jersey City, NJ 07302

CLASS B
-------
Oppenheimer & Co.                                     63.45%           Record
FBO Various Customers
125 Broad Street
New York, NY 10004

FBO Customer                                           5.54%           Beneficial
c/o Morgan Stanley
555 California Street
San Francisco, CA  94104
FBO Customer                                           5.41%           Beneficial
c/o Morgan Stanley
555 California Street
San Francisco, CA  94104
Pershing                                               5.37%           Record
One Pershing Plaza
Jersey City, NJ  07399

Advantage Shares
----------------
Oppenheimer & Co.                                    100.00%           Record
FBO Various Customers
125 Broad Street
New York, NY 10004


V.  INVESTMENT ADVISORY AND OTHER SERVICES


The investment manager for the Fund is Reich & Tang Asset Management, LLC, a Delaware limited liability company with principal offices at 600 Fifth Avenue, New York, New York 10020. The Manager was, as of March 31, 2006, investment manager, adviser, or sub-adviser with respect to assets aggregating in excess of $17.5 billion. The Manager acts as investment manager or sub-adviser of eighteen registered investment companies, of which it acts as administrator for twelve. The Manager also advises pension trusts, profit-sharing trusts and endowments.

The Manager is a registered investment adviser whose origins date back to 1970. IXIS Asset Management US Group, L.P. ("IXIS-AMUSGROUP") formerly IXIS Asset Management North America, L.P., is the managing member and sole direct owner of the Manager. IXIS-AMUSGROUP is part of IXIS Asset Management Group, an international asset management group based in Paris, France. IXIS Asset Management Group is ultimately owned, principally, directly or indirectly, by three affiliated French financial services firms: the Caisse des Depots et Consignations ("CDC"); the Caisse Nationale des Caisses d'Epargne, a financial institution owned by CDC and by French regional savings banks known as the Caisse d'Epargne; and by CNP Assurances, a French life insurance company.

The fourteen affiliated asset management firms of IXIS-AMUSGROUP collectively, have more than $203 billion in assets under management or administration as of December 31, 2005.

On July 21, 2005, the Board of Directors, including a majority of the directors who are not interested persons (as defined in the 1940 Act) of the Fund or the Manager, most recently approved the continuance of the Investment Management Contract for a term extending to September 30, 2006. The contract may be continued in force for successive twelve-month periods beginning each October 1, provided that such continuance is specifically approved annually by a majority vote of the Fund's outstanding voting securities or by a majority of the Directors who are not parties to the Investment Management Contract or interested persons of any such party, by votes cast in person at a meeting called for the purpose of voting on such matter.


Pursuant to the Investment Management Contract, the Manager manages the Fund's portfolio of securities and makes decisions with respect to the purchase and sale of investments, subject to the general control of the Board of Directors of the Fund. The Manager also provides persons satisfactory to the Board of Directors of the Fund to serve as officers of the Fund. Such officers, as well as certain other employees and directors of the Fund, may be directors, officers or employees of the Manager or its affiliates.

The Investment Management Contract is terminable without penalty by the Fund on sixty days' written notice when authorized either by majority vote of its outstanding voting shares or by a vote of a majority of its Board of Directors, or by the Manager on sixty days written notice, and will automatically terminate in the event of its assignment. The Investment Management Contract provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager, or of reckless disregard of its obligations thereunder, the Manager shall not be liable for any action or failure to act in accordance with its duties.


Under the Investment Management Contract, the Manager receives from the Fund a fee equal to 0.30% per annum of the Fund's average daily net assets. The fees are accrued daily and paid monthly. For the fiscal years ended December 31, 2005, December 31, 2004 and December 31, 2003, the Manager received the management fees set forth in the table below:



                                MANAGEMENT FEES

          FISCAL YEAR ENDED                          PAYABLE                        WAIVED                   PAID
---------------------------------------- ------------------------------- ----------------------------- -----------------
           December 31, 2005                        $706,506                          $0                   $706,506
---------------------------------------- ------------------------------- ----------------------------- -----------------
           December 31, 2004                        $696,905                       $35,000                 $661,905
---------------------------------------- ------------------------------- ----------------------------- -----------------
           December 31, 2003                        $719,565                       $60,000                 $659,565
--------------------------------------- ------------------------------- ----------------------------- -----------------



The Fund's net assets at the close of business on December 31, 2005 totaled $241,139,767.

Pursuant to the Administrative Services Contract with the Fund, the Manager also performs clerical, accounting supervision, office service and related functions for the Fund and provides the Fund with personnel to (i) supervise the performance of accounting related services by The Bank of New York, the Fund's accounting agent, (ii) prepare reports to and filings with regulatory authorities and (iii) perform such other services as the Fund may from time to time request of the Manager. The personnel rendering such services may be employees of the Manager, of its affiliates or of other organizations. For its services under the Administrative Services Contract, the Manager receives from the Fund a fee equal to 0.21% per annum of the Fund's average daily net assets. For the fiscal years ended December 31, 2005, December 31, 2004 and December 31, 2003, the Manager received the administrative fees set forth in the table below:


                              ADMINISTRATIVE FEES

          FISCAL YEAR ENDED                          PAYABLE                        WAIVED                   PAID
---------------------------------------- ------------------------------- ---------------------------- -----------------
           December 31, 2005                        $494,554                         $0                   $494,554
---------------------------------------- ------------------------------- ---------------------------- -----------------
           December 31, 2004                        $487,834                         $0                   $487,834
---------------------------------------- ------------------------------- ---------------------------- -----------------
           December 31, 2003                        $503,696                       $26,954                $476,742
---------------------------------------- ------------------------------- ---------------------------- -----------------


The Manager at its discretion may waive its rights to any portion of the management fee or the administrative services fee and may use any portion of these fees for purposes of shareholder and administrative services and distribution of the Fund's shares. There can be no assurance that such fees will be waived in the future.

Investment management fees and operating expenses which are attributable to more than one Class of the Fund will be allocated daily to each Class based on the percentage of outstanding shares at the end of the day. Additional expenses for shareholder services and distribution services provided by Participating Organizations (including Oppenheimer & Co. Inc.) to Fund shareholders, may be compensated for by the Distributor from its own resources which includes the shareholder servicing and distribution fees and past profits or by the Manager from its own resources which includes the management fee and administrative services fee and past profits. Expenses incurred in the distribution of Class B shares and the servicing of Class B shares shall be paid by the Manager. (See "Distribution and Service Plans" herein).

DISTRIBUTION AND SERVICE PLANS

The Fund's distributor is Reich & Tang Distributors, Inc. (the "Distributor"), a Delaware corporation with principal officers at 600 Fifth Avenue, New York, New York 10020, and an affiliate of the Manager. Pursuant to Rule 12b-1 under the 1940 Act, the SEC has required that an investment company which bears any direct or indirect expense of distributing its shares must do so only in accordance with a plan permitted by the Rule. The Fund's Board of Directors has adopted distribution and service plans (the "Plans") and, pursuant to the Plans, the Fund has entered into Distribution Agreements (with respect to all Classes) and Shareholder Servicing Agreements (with respect to Class A and Advantage shares only) with the Distributor, as distributor of the Fund's shares.

Under the Distribution Agreements, the Distributor, as agent for the Fund, will solicit orders for the purchase of the Fund's shares, provided that any subscriptions and orders will not be binding on the Fund until accepted by the Fund as principal. The Distribution Agreement (with respect to the Fund's Class A and B shares) provides that the Distributor will receive nominal consideration (i.e., $1.00) for providing such distribution related services.

Pursuant to the Distribution Agreement for Advantage shares, the Distributor receives a distribution fee of 0.45% per annum of the Advantage shares' average daily net assets (the "Advantage Distribution Fee") for providing distribution related services and for making payments to Oppenheimer & Co. Inc. for providing assistance in distributing the Advantage shares.

Under the Shareholder Servicing Agreements, the Distributor receives from the Fund a fee equal to 0.20% and 0.25% per annum of the Fund's average daily net assets of the Class A and Advantage shares of the Fund, respectively (the "Shareholder Servicing Fee") for providing or arranging for others to provide personal shareholder services and for the maintenance of shareholder accounts.

The Shareholder Servicing Fee and the Advantage Distribution Fee are accrued daily and paid monthly. Any portion of the Shareholder Servicing Fee may be deemed to be used by the Distributor for purposes of providing servicing or making payments to Participating Organizations (including Oppenheimer & Co. Inc. with respect to Advantage shares) with respect to servicing their clients or customers who are Class A and Advantage shareholders of the Fund. The Class B shareholders will generally not receive the benefit of such services from Participating Organizations and, therefore, will not be assessed a shareholder servicing fee. Any portion of the Advantage Distribution Fee may be deemed to be used by the Distributor for purposes of distribution of the Advantage Class shares.


The following table provides the total fees paid by each Class of the Fund (after waiver for the Advantage Shares) pursuant to the Plans and the manner in which payments were made pursuant to the Plans for certain types of activities for the fiscal year ended December 31, 2005:



-------------------------------------------------------------------------- -------------------- ----------------- -----------------
                                                                                 CLASS A             CLASS B        ADVANTAGE CLASS
                                                                                 SHARES              SHARES           OF SHARES
                                                                           -------------------- ----------------- -----------------
                                                                           -------------------- ----------------- -----------------
TOTAL FEES PAID BY EACH CLASS OF THE FUND UNDER THE PLANS:                       $366,000              $0             $121,702
-------------------------------------------------------------------------- -------------------- ----------------- -----------------
PAYMENTS MADE BY THE MANAGER AND DISTRIBUTOR TO OR ON BEHALF OF                 $1,037,885          $45,792           $309,996
PARTICIPATING ORGANIZATIONS:
-------------------------------------------------------------------------- -------------------- ----------------- -----------------
BREAKDOWN OF PAYMENTS MADE PURSUANT TO THE PLANS FOR CERTAIN TYPES OF
ACTIVITIES:
-------------------------------------------------------------------------- -------------------- ----------------- -----------------
    ADVERTISING:                                                                    $0                 $0                $0
-------------------------------------------------------------------------- -------------------- ----------------- -----------------
    PRINTING AND MAILING OF PROSPECTUSES TO OTHER THAN CURRENT
    SHAREHOLDERS:                                                                  $957                $957            $1,333
-------------------------------------------------------------------------- -------------------- ----------------- -----------------
    COMPENSATION TO UNDERWRITERS:                                                   $0                 $0                $0
-------------------------------------------------------------------------- -------------------- ----------------- -----------------
    COMPENSATION TO BROKER-DEALERS:                                             $1,037,885          $45,792           $309,996
-------------------------------------------------------------------------- -------------------- ----------------- -----------------
    COMPENSATION TO SALES PERSONNEL:                                              $10,656           $10,655              $0
-------------------------------------------------------------------------- -------------------- ----------------- -----------------
    INTEREST, CARRYING OR OTHER FINANCING CHARGES:                                  $0                 $0                $0
-------------------------------------------------------------------------- -------------------- ----------------- -----------------
    TRAVEL AND ENTERTAINMENT FOR SALES PERSONNEL:                                  $848               $848               $0
-------------------------------------------------------------------------- -------------------- ----------------- -----------------
    MISCELLANEOUS EXPENSES:                                                        $118               $117               $0
-------------------------------------------------------------------------- -------------------- ----------------- -----------------



For the fiscal year ended December 31, 2005, the total amount spent pursuant to the Plan for the Class A shares was 0.57% of the average daily net assets of the Class A shares of the Fund, of which 0.20% of the average daily net assets was paid by the Fund to the Distributor, pursuant to the Shareholder Servicing Agreement, and an amount representing 0.37% was paid by the Manager (which may be deemed an indirect payment by the Fund). The excess of such payments over the total payments the Distributor received from the Fund under the Plan represents distribution and servicing expenses funded by the Manager from its own resources, including the management and administrative services fees.

For the fiscal year ended December 31, 2005, the total amount spent pursuant to the Plan for the Class B shares was 0.32% of the average daily net assets of the Class B shares of the Fund. These payments represent distribution and servicing expenses funded by the Manager (which may be deemed an indirect payment by the Fund).

For the fiscal year ended December 31, 2005, the total amount spent pursuant to the Plan for the Advantage shares was 0.90% of the average daily net assets of the Advantage shares of the Fund, of which 0.35% of the average daily net assets was paid by the Fund to the Distributor, pursuant to the Distribution Agreement and Shareholder Servicing Agreement, and an amount representing 0.55% was paid by the Manager (which may be deemed an indirect payment by the Fund). The excess of such payments over the total payments the Distributor received from the Fund under the Plan represents distribution and servicing expenses funded by the Manager from its own resources, including the management and administrative services fees.

The Plans and the Shareholder Servicing Agreements provide that, in addition to the Shareholder Servicing Fee, the Fund will pay for (i) telecommunications expenses, including the cost of dedicated lines and CRT terminals, incurred by the Distributor and Participating Organizations in carrying out their obligations under the Shareholder Servicing Agreements and Participating Organization Agreement, as the case may be, with respect to the Class A and Advantage shares or the Participating Organization agreement, as the case may be, and (ii) preparing, printing and delivering the Fund's prospectus to existing shareholders of the Fund and preparing and printing Fund application forms for shareholder accounts.

The Plans provide that the Manager may make payments from time to time from its own resources, which may include the management fee, administrative services fee and past profits for the following purposes: (i) to pay the cost of, and to compensate others, including Participating Organizations with whom the Distributor has entered into written agreements for performing shareholder servicing and related administrative functions on behalf of the Fund; (ii) to compensate Participating Organizations for providing assistance in distributing Class A and Advantage shares; and (iii) to pay the costs of the preparation and printing of brochures and other promotional materials, mailings to prospective shareholders, advertising, and other promotional activities, including the salaries and/or commissions of sales personnel of the Distributor and other personnel in connection with the distribution of the Fund's shares. The Manager, at its expense, also may from time to time provide additional promotional incentives to Participating Organizations who sell Fund shares. The Distributor may also make payments from time to time from its own resources, which may include (1) the Shareholder Servicing Fee with respect to Class A and Advantage shares and past profits for the purpose enumerated in (i) above and (2) the Advantage Distribution Fee and past profits for the purposes enumerated in (ii) and (iii) above. The Distributor may determine the amount of such payments made pursuant to the Plans, provided that such payments will not increase the amount which the Fund is required to pay to the Manager or the Distributor for any fiscal year under the Investment Management Contract, the Administrative Services Contract, the Shareholder Servicing Agreements or Advantage Distribution Agreement in effect for that year.


The Distributor or an affiliate may, from time to time, at its expense and out of its own resources (a source of which may be the 12b-1 fees paid by the Fund under the Plan), make cash payments to some but not all Participating Organizations for shareholder services, as an incentive to sell shares of the Fund and/or to promote retention of their customers' assets in the Fund. These payments may be referred to as "revenue sharing," but do not change the price paid by investors to purchase the Fund's shares or the amount the Fund receives as proceeds from such sales. Revenue sharing payments may be to Participating Organizations that provide services to the Fund or its shareholders, including (without limitation) shareholder servicing, administration, accounting, transfer agency and/or distribution services. The Distributor negotiates the level of payments described above to any particular Participating Organization with each firm, based one, among other things, the nature and level of services provided by such Participating Organization and the significance of the overall relationship of the Participating Organization to the Manager and its affiliates. The amount of these payments may be significant and may create an incentive for the Participating Organization to sell shares of the Fund to you or to recommend one fund complex over another. Please speak with your Participation Organization to learn more about payments made to them by the Distributor or its affiliates. In addition, to the extent allowable under the National Association of Securities Dealers ("NASD") rules and any other applicable regulations, the Distributor or an affiliate may contribute to sales programs for certain Participating Organizations and may provide non-cash compensation to certain Participating Organizations like sponsorship or funding of sales seminars, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or by giving out merchandise at industry conferences, which may be paid for by the Distributor or an affiliate out of its own resources.

In accordance with the Rule, the Plan provides that all written agreements relating to the Plans entered into between either the Fund or the Distributor and Participating Organizations or other organizations must be in a form satisfactory to the Fund's Board of Directors. In addition, the Plans require the Fund and the Distributor to prepare, at least quarterly, written reports setting forth all amounts expended for servicing and distribution purposes pursuant to the Plan and identifying the servicing and distribution activities for which those expenditures were made.


The Plans were most recently approved on July 21, 2005, to continue in effect until September 30, 2006. Thereafter, the Plans may continue in effect for successive annual periods provided they are approved by the Class A and Advantage shareholders, respectively, or by the Board of Directors, including a majority of directors who are not interested persons of the Fund and who have no direct or indirect interest in the operation of the Plans or in the agreements related to the Plans. The Plans further provide that they may not be amended to increase materially the costs which may be spent by the Fund pursuant to the Plans without Class A and Advantage shareholder approval, and that other material amendments must be approved by the directors, including a majority of directors who are not interested persons of the Fund and who have no direct or indirect interest in the operation of the Plans. Each Plan may be terminated at any time by a vote of a majority of the disinterested directors of the Fund or the Fund's Class A and Advantage shareholders, respectively.

CUSTODIAN AND TRANSFER AGENT


The Bank of New York, 2 Hanson Place - 7th Floor, Brooklyn, NY 11217, is custodian for the Fund's cash and securities. Reich & Tang Services, Inc. ("Reich & Tang"), an affiliate of the Fund's Manager, located at 600 Fifth Avenue, New York, NY 10020, is transfer agent and dividend agent for the shares of the Fund. As transfer agent, Reich & Tang performs various functions including the processing of shareholder purchase, redemption and exchange transactions and the maintenance of shareholder records regarding such transactions. As dividend agent, Reich & Tang makes dividend payments to Fund shareholders on behalf of the Fund and performs certain recordkeeping and reporting functions regarding such payments. Pursuant to the Transfer Agency Agreement between Reich & Tang and the Fund, Reich & Tang, as transfer agent and dividend agent, receives a fee of $17.40 per account per year or a minimum of 0.05% of the monthly average net assets of the Class A and B shares of the

Fund. The custodian and transfer agents do not assist in, and are not responsible for, investment decisions involving assets of the Fund.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Legal matters in connection with the issuance of shares of stock of the Fund are passed upon by Paul, Hastings, Janofsky & Walker LLP, 75 East 55th Street, New York, New York 10022. Matters in connection with California law are passed upon by Paul, Hastings, Janofsky & Walker LLP, 515 South Flower Street, Los Angeles, California 90071.

PricewaterhouseCoopers LLP, PricewaterhouseCoopers Center, 300 Madison Avenue, New York, New York 10017, independent registered public accounting firm, have been selected as the independent registered public accountants for the Fund.

VI.  BROKERAGE ALLOCATION AND OTHER PRACTICES

The Fund's purchases and sales of portfolio securities are usually principal transactions. Portfolio securities are normally purchased directly from the issuer, from banks and financial institutions or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for such purchases. The Fund has paid no brokerage commissions since its formation. Any transaction for which the Fund pays a brokerage commission will be effected at the best price and execution available. Thus, the Fund will select a broker for such a transaction based upon which broker can effect the trade at the best price and execution available. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and asked price.

Allocation of transactions, including their frequency, to various dealers is determined by the Manager in its best judgment and in a manner deemed in the best interest of shareholders of the Fund rather than by any formula. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. No preference in purchasing portfolio securities will be given to banks or dealers that are Participating Organizations.

Investment decisions for the Fund will be made independently from those for any other investment companies or accounts that may be or become managed by the Manager or its affiliates. If, however, the Fund and other investment companies or accounts managed by the Manager are simultaneously engaged in the purchase or sale of the same security, the transactions may be averaged as to price and allocated equitably to each account. In some cases, this policy might adversely affect the price paid or received by the Fund or the size of the position obtainable for the Fund. In addition, when purchases or sales of the same security for the Fund and for other investment companies managed by the Manager occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantage available to large denomination purchasers or sellers.

No portfolio transactions are executed with the Manager or its affiliates acting as principal to the extent prohibited by applicable law. In addition, the Fund will not buy bankers' acceptances, certificates of deposit or commercial paper from the Manager or its affiliates.

VII.  CAPITAL STOCK AND OTHER SECURITIES

The authorized capital stock of the Fund consists of twenty billion shares of stock having a par value of one tenth of one cent ($.001) per share. The Fund's Board of Directors is authorized to divide the shares into separate series of stock, one for each of the portfolios that may be created. Each share of any series of shares when issued will have equal dividend, distribution and liquidation rights within the series for which it was issued and each fractional share has those rights in proportion to the percentage that the fractional share represents of a whole share. Shares of all series have identical voting rights, except where, by law, certain matters must be approved by a majority of the shares of the unaffected series. Shares will be voted in the aggregate. There are no conversion or preemptive rights in connection with any shares of the Fund. All shares, when issued in accordance with the terms of the offering, will be fully paid and nonassessable. Shares are redeemable at net asset value, at the option of the shareholder. The Fund is subdivided into three classes of common stock, Class A, Class B and Advantage Class of shares. Each share, regardless of class, will represent an interest in the same portfolio of investments and will have identical voting, dividend, liquidation and other rights, preferences, powers, restrictions, limitations, qualifications, designations and terms and conditions, except that: (i) the Class A, Class B and Advantage shares will have different class designations; (ii) only the Class A and Advantage shares will be assessed a service fee pursuant to the Plans of the Fund of 0.20% and 0.25% of the average daily net assets of Class A and Advantage shares, respectively; (iii) only the Advantage shares will be assessed a distribution fee pursuant to its Plan of 0.45% of the Advantage shares' average daily net assets; (iv) each Class will vote separately on matters relating solely to that Class under the Plan and any related agreements in accordance with provisions of Rule 12b-1; and (v) the exchange privilege will permit stockholders to exchange their shares only for shares of the same class of an investment company that participates in an exchange privilege program with the Fund (except for the Advantage Class which does not offer an exchange privilege). Payments that are made under the Plan will be calculated and charged daily to the appropriate class prior to determining daily net asset value per share and dividends/distributions.

Under its amended Articles of Incorporation, the Fund has the right to redeem for cash shares of stock owned by any shareholder to the extent and at such times as the Fund's Board of Directors determines to be necessary or appropriate to prevent an undue concentration of stock ownership which would cause the Fund to become a "personal holding company" for federal income tax purposes. In this regard, the Fund may also exercise its right to reject purchase orders.

The shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares outstanding voting for the election of directors can elect 100% of the directors if the holders choose to do so. In that event, the holders of the remaining shares will not be able to elect any person or persons to the Board of Directors. Unless specifically requested by an investor, the Fund will not issue certificates evidencing Fund shares.

As a general matter, the Fund will not hold annual or other meetings of the Fund's shareholders. This is because the Amended and Restated By-laws of the Fund provide for annual or special meetings only (i) for the election (or re-election) of directors, (ii) for approval of the revised investment advisory contracts with respect to a particular class or series of stock, (iii) for approval of the Fund's distribution agreement with respect to a particular class or series of stock, and (iv) upon the written request of shareholders entitled to cast not less than 25% of all the votes entitled to be cast at such meeting. Annual and other meetings may be required with respect to such additional matters relating to the Fund as may be required by the 1940 Act, including the removal of Fund director(s) and communication among shareholders, any registration of the Fund with the SEC or any state, or as the Directors may consider necessary or desirable. Each Director serves until his successor is elected or qualified, or until such Director sooner dies, resigns, retires or is removed by the vote of the shareholders.

VIII.  PURCHASE, REDEMPTION AND PRICING OF SHARES

The material relating to the purchase, redemption and pricing of Fund shares for each Class of shares is located in the Shareholder Information section of the Prospectus and is hereby incorporated by reference.

NET ASSET VALUE

The Fund does not determine net asset value per share on (i) any day in which the New York Stock Exchange is closed for trading (i.e. New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas) and (ii) on Columbus Day and Veterans' Day. However, on certain days that the New York Stock Exchange is closed, the Fund, at the discretion of the Manager, may be open for purchases and redemptions and will determine its net asset value.

The net asset value of the Fund's shares is determined as of 4:00 p.m., Eastern time, on each Fund Business Day (as defined in the Prospectus). The Fund's net asset value is computed by dividing the value of the Fund's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) by the total number of shares outstanding.

The Fund's portfolio securities are valued at their amortized cost in compliance with the provisions of Rule 2a-7 under the 1940 Act. Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If fluctuating interest rates cause the market value of the Fund's portfolio to deviate more than 1/2 of 1% from the value determined on the basis of amortized cost, the Board of Directors will consider whether any action should be initiated, as described in the following paragraph. Although the amortized cost method provides certainty in valuation, it may result in periods during which the value of an instrument is higher or lower than the price an investment company would receive if the instrument were sold.

The Fund's Board of Directors has established procedures to stabilize the Fund's net asset value at $1.00 per share. These procedures include a review of the extent of any deviation of net asset value per share, based on available market rates, from the Fund's $1.00 amortized cost per share. Should that deviation exceed 1/2 of 1%, the Board will consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redemption of shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends and utilizing a net asset value per share as determined by using available market quotations. The Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less, will not purchase any instrument with a remaining maturity greater than 397 days, will limit portfolio investments, including repurchase agreements, to those United States dollar-denominated instruments that the Manager determines present minimal credit risks, and will comply with certain reporting and record keeping procedures. The Fund has also established procedures to ensure compliance with the requirement that portfolio securities are Eligible Securities. (See "Description of the Fund and Its Investments and Risks" herein.)

IX.  TAXATION OF THE FUND


The Fund has elected to qualify and intends to continue to qualify under the Code and under California law as a regulated investment company that distributes exempt-interest dividends. It intends to continue to qualify as long as qualification is in the best interest of its shareholders, because qualification relieves the Fund of liability for federal income taxes to the extent its earnings are distributed in accordance with the applicable provisions of the Code.

The Fund's policy is to distribute as dividends each year 100% and in no event less than 90% of its net tax-exempt interest income. Exempt-interest dividends are dividends paid by the Fund that are attributable to interest on obligations, the interest on which is exempt from federal income tax, and designated by the Fund as exempt-interest dividends in a written notice mailed to the Fund's shareholders not later than 60 days after the close of its taxable year. The percentage of the total dividends paid by the Fund during any taxable year that qualifies as exempt-interest dividends will be the same for all shareholders receiving dividends during the year.

Exempt-interest dividends are excludable from the Fund's shareholders' gross income although the amount of that interest must be disclosed on the shareholders' federal income tax returns. A shareholder should consult its tax advisor with respect to whether exempt-interest dividends retain the exclusion under Section 103(a) of the Code if such shareholder would be treated as a substantial user or related person with respect to some or all of the private activity bonds, if any, held by the Fund. If a shareholder receives an exempt-interest dividend with respect to any share and such share has been held for six months or less, then any loss on the sale or exchange of such share will be disallowed to the extent of the amount of such exempt-interest dividend. Interest on indebtedness incurred or continued to purchase or carry tax exempt securities, such as shares of the Fund, is not deductible. Therefore, among other consequences, a certain portion of interest on margin indebtedness may not be deductible during the period an investor holds shares of the Fund. Interest on tax-exempt bonds, including exempt-interest dividends paid by the Fund, is to be added to adjusted gross income for purposes of computing the amount of Social Security and Railroad Retirement benefits includable in gross income. Taxpayers other than corporations are required to include as an item of tax preference for purposes of the federal alternative minimum tax all tax-exempt interest on private activity bonds (generally, a bond issue in which more than 10% of the proceeds are used in a non-governmental trade or business) (other than qualified
Section 501(c)(3) bonds) issued after August 7, 1986 less any deductions (not allowable in competing federal income tax) which would have been allowable if such interest were includable in gross income. Thus, this provision will apply to any exempt-interest dividends from the Fund's assets attributable to any private activity bonds acquired by the Fund. Corporations are required to increase their alternative minimum taxable income by 75% of the amount by which the adjusted current earnings (which will include tax-exempt interest) of the corporation exceeds the alternative minimum taxable income (determined without this provision). In addition, in certain cases, Subchapter S corporations with accumulated earnings and profits from Subchapter C years are subject to tax on tax-exempt interest.

Although it is not intended, it is possible that the Fund may realize market discount income and short-term or long-term capital gains or losses from its portfolio transactions. The Fund may also realize short-term or long-term capital gains upon the maturity or disposition of securities as well as from the maturity or disposition of securities acquired at discounts resulting from market fluctuations. Accrued market discount income and short-term capital gains will be taxable to shareholders as ordinary income when they are distributed. Any net capital gains (the excess of net realized long-term capital gain over net realized short-term capital loss) will be distributed annually to the Fund's shareholders. The Fund will have no tax liability with respect to distributed net capital gains, and the distributions will be taxable to shareholders as long-term capital gains regardless of how long the shareholders have held Fund shares. However, Fund shareholders who at the time of such a net capital gain distribution have not held their Fund shares for more than six months, and who subsequently dispose of those shares at a loss, will be required to treat such loss as a long-term capital loss to the extent of such net capital gain distribution. Distributions of net capital gain will be designated as a capital gain dividend in a written notice mailed to the Fund's shareholders not later than 60 days after the close of the Fund's taxable year. Capital gains realized by corporations are generally taxed at the same rate as ordinary income. However, long-term capital gains are taxable at a maximum rate of 15% to non-corporate shareholders rather than the regular maximum rate of 35%. Corresponding maximum rate and holding period rules apply with respect to capital gains realized by a shareholder on the disposition of shares.

The Fund intends to distribute at least 90% of its investment company taxable income (taxable income subject to certain adjustments exclusive of the excess of net long-term capital gain over net short-term capital loss) for each taxable year. These distributions will be taxable to shareholders as ordinary income. The Fund will be subject to federal income tax on any undistributed investment company taxable income. Expenses paid or incurred by the Fund will be allocated between tax-exempt and taxable income in the same proportion as the amount of the Fund's tax-exempt income bears to the total of such exempt income and its gross income (excluding from gross income the excess of capital gains over capital losses). If the Fund does not distribute during the calendar year at least 98% of its ordinary income determined on a calendar year basis, 98% of its capital gain net income (generally determined on an October year end), and 100% of any income not distributed in a prior year the Fund will be subject to a 4% excise tax on the excess of such amounts over the amounts actually distributed.

If a shareholder (other than a corporation) fails to provide the Fund with a current taxpayer identification number or the Fund otherwise is informed that backup withholding applies, the Fund is generally required to withhold 28% of taxable interest or dividend payments proceeds from the redemption of shares of the Fund as backup withholding. Backup withholding is not an additional tax and any amounts withheld may be credited against a shareholder's ultimate federal income tax liability if proper documentation is supplied.

Dividends and distributions to shareholders will be treated in the same manner for federal income tax purposes whether received in cash or reinvested in additional shares of the Fund.

With respect to the variable rate demand instruments, including Participation Certificates therein, the Fund will be treated for federal income tax purposes as the owner of an interest in the underlying Municipal Obligations and the interest thereon will be exempt from federal income taxes to the Fund and its shareholders to the same extent as interest on the underlying Municipal Obligations.

The Code provides that interest on indebtedness incurred or continued to purchase or carry tax-exempt bonds is not deductible by most taxpayers. Therefore, a certain portion of interest on debt incurred or continued to purchase or carry securities may not be deductible during the period an investor holds shares of the Fund.

The U.S. Supreme Court held that there is no constitutional prohibition against the federal government's taxing the interest earned on state or other municipal bonds. The Supreme Court decision affirms the authority of the federal government to regulate and control bonds such as the Municipal Obligations and to tax the interest earned on such bonds in the future. The decision does not, however, affect the current exemption from taxation of the interest earned on the Municipal Obligations.

From time to time, proposals have been introduced before Congress to restrict or eliminate the federal income tax exemption for interest on Municipal Obligations. If such a proposal were introduced and enacted in the future, the ability of the Fund to pay exempt-interest dividends would be adversely affected and the Fund would re-evaluate its investment objective and policies and consider changes in the structure. Lower personal income tax rates under federal law have been phased in over the past several years. Under lower personal income tax rates on interest income, the benefit of exempt-interest dividends paid by the Fund is relatively less than the benefit that would exist under higher tax rates. Investors should be aware of this change in tax rates given that the interest rates on the Fund's tax-exempt investments generally are lower than interest rates on similar taxable investments.

CALIFORNIA INCOME TAXES

The designation of all or a portion of a dividend paid by the Fund as an "exempt-interest dividend" under the Code does not necessarily result in the exemption of such amount from tax under the laws of any state or local taxing authority. Under California law, in order to pay "exempt-interest dividends," at the end of each quarter of its tax year, at least 50% of the "value" of the Fund's assets must consist of obligations the interest on which, when held by an individual, would be exempt from taxation by the State of California under the Constitution or laws of the State of California or the United States. Assuming compliance with this requirement and the California designation limitation described below with respect to dividends treated for federal income tax purposes as exempt-interest dividends that are paid by the Fund to a California resident individual shareholder, in the opinion of Paul, Hastings, Janofsky & Walker LLP, amounts correctly designated as derived from California Municipal Obligations and/or Territorial Municipal Obligations will not be subject to the California Income Tax.

California also taxes capital gain dividends distributed to shareholders at ordinary income rates for California income tax purposes. No tax is imposed on undistributed amounts of net capital gains unless the shareholder chooses to receive additional shares. Dividends that do not qualify as "exempt-interest dividends" under California law will be includable in a California resident's tax base for purposes of the California Income Tax.

Distributions from net investment income and capital gains, including exempt interest dividends, will be subject to California corporate franchise tax if received by a corporate shareholder subject to such tax and may be subject to state taxes in states other than California and to local taxes imposed by certain cities within California and outside California. Accordingly, investors in the Fund including, in particular, corporate investors which may be subject to the

California corporate franchise tax, should consult their tax advisors with respect to the application of such taxes to an investment in the Fund, to the receipt of Fund dividends and as to their California tax situation in general.

Shareholders are urged to consult their tax advisors with respect to the treatment of distributions from the Fund in their own states and localities.

X.  UNDERWRITERS


The Fund sells and redeems its shares on a continuing basis at their net asset value. The Fund does not impose a sales charge for either purchases or redemptions, although there may be a fee imposed on certain wire redemption requests. The Distributor does not receive an underwriting commission. In effecting sales of Fund shares under the Distribution Agreements, the Distributor, as agent for the Fund, will solicit orders for the purchase of the Fund's shares, provided that any subscriptions and orders will not be binding on the Fund until accepted by the Fund as principal. The Distribution Agreement with respect to the Class A and B shares provides that the Distributor will receive nominal consideration (i.e., $1.00) for providing such distribution related services. Pursuant to the Distribution Agreement for the Advantage shares, the Distributor receives a fee of 0.45% per annum of the Advantage shares' average daily net assets for providing distribution related services and for making payments to Oppenheimer & Co. Inc. for providing assistance in distributing the Advantage shares. For the fiscal year ended December 31, 2005, the Distributor received distribution fees from the Fund pursuant to the Advantage Distribution Agreement in the amount of $155,398, of which $33,696 was waived.

The Glass-Steagall Act and other applicable laws and regulations prohibit banks and other depository institutions from engaging in the business of underwriting, selling or distributing most types of securities. On November 16, 1999, President Clinton signed the Gramm-Leach-Bliley Act (the "Act"), repealing certain provisions of the Glass-Steagall Act which have restricted affiliation between banks and securities firms and amending the Bank Holding Company Act thereby removing restrictions on banks and insurance companies. The Act grants banks authority to conduct certain authorized activity through financial subsidiaries. In the opinion of the Manager, however, based on the advice of counsel, these laws and regulations do not prohibit such depository institutions from providing other services for investment companies such as the shareholder servicing and related administrative functions referred to above. The Fund's Board of Directors will consider appropriate modifications to the Fund's operations, including discontinuance of any payments then being made under the Plan to banks and other depository institutions, in the event of any future change in such laws or regulations which may affect the ability of such institutions to provide the above-mentioned services. It is not anticipated that the discontinuance of payments to such an institution would result in loss to shareholders or change in the Fund's net asset value. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

XI.  FINANCIAL STATEMENTS

The audited financial statements for the Fund for the fiscal year ended December 31, 2005, and the reports therein of PricewaterhouseCoopers LLP, are herein incorporated by reference to the Fund's Annual Report. The Annual Report is available upon request and without charge.

DESCRIPTION OF RATINGS*

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S TWO HIGHEST MUNICIPAL BOND
RATINGS:

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Con. (c) : Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (i) earnings of projects under construction, (ii) earnings of projects unseasoned in operating experience, (iii) rentals which begin when facilities are completed, or (iv) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S TWO HIGHEST RATINGS OF STATE AND MUNICIPAL NOTES AND OTHER SHORT-TERM LOANS:

Moody's ratings for state and municipal notes and other short-term loans will be designated Moody's Investment Grade ("MIG"). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of the first importance in bond risk are of lesser importance in the short run. Symbols used will be as follows:

MIG-1: Loans bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

MIG-2: Loans bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

DESCRIPTION OF STANDARD & POOR'S RATING SERVICES TWO HIGHEST DEBT RATINGS:

AAA: Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only to a small degree.

PLUS ( + ) OR MINUS ( - ): The AA rating may be modified by the addition of a plus or minus sign to show relative standing within the AA rating category.

PROVISIONAL RATINGS: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

Standard & Poor's does not provide ratings for state and municipal notes.

DESCRIPTION OF STANDARD & POOR'S RATING SERVICES TWO HIGHEST COMMERCIAL PAPER
RATINGS:

A: Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

A-1: This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

A-2: Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S TWO HIGHEST COMMERCIAL PAPER
RATINGS:

Moody's employs the following designations, both judged to be investment grade, to indicate the relative repayment capacity of rated issues:
Prime-1, highest quality; Prime-2, higher quality.

----------
*As described by the rating agencies.


                    CORPORATE TAXABLE EQUIVALENT YIELD TABLE*

        (BASED ON ESTIMATED TAX RATES EFFECTIVE UNTIL DECEMBER 31, 2006)

------------------------------------------------------------------------------------------------------------------------------------
                                          1. If Your Corporate Taxable Income Bracket Is . . .

------------- ---------- ------------ ------------ --------------- -------------- ----------------- --------------- --------------
 Corporate
 Return           $0-      $50,001-     $75,001-      $100,001-      $335,001-       $10,000,001-    $15,000,001-    $18,333,334
               50,000        75,000      100,000        335,000      10,000,000       15,000,000      18,333,333       and over
------------- ---------- ------------ ------------ --------------- -------------- ----------------- --------------- --------------
                       2. Then Your Combined Income Tax Bracket Is . . .
------------- ---------- ------------ ------------ --------------- -------------- ----------------- --------------- --------------
 Federal
 Tax Rate       15.00%       25.00%       34.00%       39.00%          34.00%         35.00%            38.00%         35.00%
------------- ---------- ------------ ------------ --------------- -------------- ----------------- --------------- --------------
 State
 Tax Rate        8.84%        8.84%        8.84%        8.84%           8.84%          8.84%             8.84%          8.84%
------------- ---------- ------------ ------------ --------------- -------------- ----------------- --------------- --------------
 Combined
 Marginal
 Tax Rate       22.51%       31.63%       39.83%       44.39%          39.83%          40.75%            43.48%         40.75%
------------- ---------- ------------ ------------ --------------- -------------- ----------------- --------------- --------------
                                  3. Now Compare Your Tax Free Income Yields With Taxable Income Yields
------------- ---------- ------------ ------------ --------------- -------------- ----------------- --------------- --------------
Tax Exempt                              Equivalent Taxable Investment Yield
Yield                                   Required to Match Tax Exempt Yield
------------- ---------- ------------ ------------ --------------- -------------- ----------------- --------------- --------------
 1.00%           1.29%        1.46%      1.66%          1.80%           1.66%           1.69%             1.77%          1.69%
-------------- ---------- ------------ ------------ --------------- -------------- ----------------- --------------- --------------
 1.50%           1.94%       2.19%       2.49%          2.70%           2.49%           2.53%             2.65%          2.53%
------------- ---------- ------------ ------------ --------------- -------------- ----------------- --------------- --------------
 2.00%           2.58%       2.93%       3.32%          3.60%           3.32%           3.38%             3.54%          3.38%
------------- ---------- ------------ ------------ --------------- -------------- ----------------- --------------- --------------
 2.50%           3.23%       3.66%       4.16%          4.50%           4.16%           4.22%             4.42%          4.22%
------------- ---------- ------------ ------------ --------------- -------------- ----------------- --------------- --------------
 3.00%           3.87%       4.39%       4.99%          5.39%           4.99%           5.06%             5.31%          5.06%
------------- ---------- ------------ ------------ --------------- -------------- ----------------- --------------- --------------
 3.50%           4.52%       5.12%       5.82%          6.29%           5.82%           5.91%             6.19%          5.91%
------------- ---------- ------------ ------------ --------------- -------------- ----------------- --------------- --------------
 4.00%           5.16%       5.85%       6.65%          7.19%           6.65%           6.75%             7.08%          6.75%
------------- ---------- ------------ ------------ --------------- -------------- ----------------- --------------- --------------
 4.50%           5.81%       6.58%       7.48%          8.09%           7.48%           7.59%             7.96%          7.59%
------------- ---------- ------------ ------------ --------------- -------------- ----------------- --------------- --------------
 5.00%           6.45%       7.31%       8.31%          8.99%           8.31%           8.44%             8.85%          8.44%
------------- ---------- ------------ ------------ --------------- -------------- ----------------- --------------- --------------
 5.50%           7.10%       8.04%       9.14%          9.89%           9.14%           9.28%             9.73%          9.28%
------------- ---------- ------------ ------------ --------------- -------------- ----------------- --------------- --------------
 6.00%           7.74%       8.78%       9.97%         10.79%           9.97%          10.13%            10.62%         10.13%
------------- ---------- ------------ ------------ --------------- -------------- ----------------- --------------- --------------

To use this chart, find the applicable level of taxable income based on your tax filing status in section one. Then read down to section two to determine your combined tax bracket and, in section three, to see the equivalent taxable yields for each of the tax free income yields given.
----------
* For corporations subject to the California Franchise Tax rather than the Corporation Income Tax, dividends paid by the Fund will not be exempt from taxation, and this yield table is, therefore, inapplicable.


                              INDIVIDUAL TAX EQUIVALENT YIELD TABLE**


                  (Based on Estimated Tax Rates Effective Until December 31, 2006)
------------------------------------------------------------------------------------------------------------------------------------

                                               1. If Your Taxable Income Bracket Is . . .
------------------ ------------ ------------ ------------ --------------- -------------- ----------------- --------------- ---------

Single Return
                   $14,980      $23,642-     $30,651-     $32,820-        $41,477-       $74,201-          $154,801-      $336,551-
                   -23,641      30,650       32,819       41,476          74,200         154,800            336,550        and over
------------------ ------------ ------------ ------------ --------------- -------------- ----------------- --------------- ---------

Joint
Return             $29,959-     $47,283-     $61,301-     $65,639-        $82,953-       $123,751          $188,451       $336,551
                   47,282       61,300       65,638       82,952          123,750        -188,450          -336,550        and over
------------------ ------------ ------------ ------------ --------------- -------------- ----------------- --------------- ---------
                                            2. Then Your Combined Income Tax Bracket Is . . .

------------------ ------------ ------------ ------------ --------------- -------------- ----------------- --------------- ---------
Federal
Tax Rate           15.00%         15.00%        25.00%      25.00%         25.00%          28.00%           33.00%          35.00%
------------------ ------------ ------------ ------------ --------------- -------------- ----------------- --------------- ---------
State
Tax Rate           4.00%           6.00%         6.00%       8.00%          9.30%           9.30%            9.30%           9.30%
------------------ ------------ ------------ ------------ --------------- -------------- ----------------- --------------- ---------
Combined
Marginal
Tax Rate           18.40%         20.10%        29.50%      31.00%         31.98%          34.70%           39.23%          41.05%
------------------ ------------ ------------ ------------ --------------- -------------- ----------------- --------------- ---------
                             3. Now Compare Your Tax Free Income Yields With Taxable Income Yields
------------------ ------------ ------------ ------------ --------------- -------------- ----------------- --------------- ---------
                                 Tax Exempt Equivalent Taxable Investment Yield
                                       Yield Required to Match Tax Exempt Yield
------------------ ------------ ------------ ------------ --------------- -------------- ----------------- --------------- ---------

 1.00%              1.23%          1.25%         1.42%       1.45%          1.47%           1.53%            1.65%           1.70%
------------------ ------------ ------------ ------------ --------------- -------------- ----------------- --------------- ---------

 1.50%              1.84%          1.88%         2.13%       2.17%          2.21%           2.30%            2.47%           2.54%
------------------ ------------ ------------ ------------ --------------- -------------- ----------------- --------------- ---------

 2.00%              2.45%          2.50%         2.84%       2.90%          2.94%           3.06%            3.29%           3.39%
------------------ ------------ ------------ ------------ --------------- -------------- ----------------- --------------- ---------

 2.50%              3.06%          3.13%         3.55%       3.62%          3.68%           3.83%            4.11%           4.24%
------------------ ------------ ------------ ------------ --------------- -------------- ----------------- --------------- ---------

 3.00%              3.68%          3.75%         4.26%       4.35%          4.41%           4.59%            4.94%           5.09%
------------------ ------------ ------------ ------------ --------------- -------------- ----------------- --------------- ---------

 3.50%              4.29%          4.38%         4.96%       5.07%          5.15%           5.36%            5.76%           5.94%
------------------ ------------ ------------ ------------ --------------- -------------- ----------------- --------------- ---------

 4.00%              4.90%          5.01%         5.67%       5.80%          5.88%           6.13%            6.58%           6.78%
------------------ ------------ ------------ ------------ --------------- -------------- ----------------- --------------- ---------

 4.50%              5.51%          5.63%         6.38%       6.52%          6.62%           6.89%            7.41%           7.63%
------------------ ------------ ------------ ------------ --------------- -------------- ----------------- --------------- ---------

 5.00%              6.13%          6.26%         7.09%       7.25%          7.35%           7.66%            8.23%           8.48%
------------------ ------------ ------------ ------------ --------------- -------------- ----------------- --------------- ---------

 5.50%              6.74%          6.88%         7.80%       7.97%          8.09%           8.42%            9.05%           9.33%
------------------ ------------ ------------ ------------ --------------- -------------- ----------------- --------------- ---------

 6.00%              7.35%          7.51%         8.51%       8.70%          8.82%           9.19%            9.87%           10.18%
------------------ ------------ ------------ ------------ --------------- -------------- ----------------- --------------- ---------


To use this chart, find the applicable level of taxable income based on your tax filing status in section one. Then read down to section two to determine your combined tax bracket and, in section three, to see the equivalent taxable yields for each of the tax free income yields given.

** An Investor's marginal tax rate may exceed the rates shown in the above table due to the reduction, or possible elimination of the personal exemption deduction for high-income taxpayers and an overall limit on itemized deductions. For investors who pay federal alternative minimum tax, tax-free yields may be equivalent to taxable yields lower than those shown above. Shareholders subject to income taxation by states other than California will realize a lower after-tax return than California shareholders. This table is a combination of the federal and California taxable income brackets, which are adjusted annually for inflation. The California taxable income brackets have not yet been adjusted for 2006. The California taxable yields set forth in the above table presume that taxpayers in each federal tax bracket are in the highest California tax bracket corresponding to that federal bracket. The tax characteristics of the Fund are described more fully elsewhere in the Prospectus. Consult your tax adviser for further details. This chart is for illustrative purposes only and cannot be taken as an indication of anticipated Fund performance.

                                     PART C
                                OTHER INFORMATION


ITEM 23.        EXHIBITS.


(a) Articles of Incorporation of the Registrant, filed with the Maryland State Department of Assessments and Taxation on December 5, 1986 originally filed with the initial Registration Statement on Form N-1A on November 26, 1986, and re-filed for EDGAR purposes only with Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A on April 30, 1999, and incorporated herein by reference.

(a.1) Articles of Amendment of the Registrant, filed with the Maryland State Department of Assessments and Taxation on May 27, 2003 filed with Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A on April 29, 2004, and incorporated herein by reference.

(a.2) Articles Supplementary of the Registrant filed with Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A on September 24, 2002, and incorporated herein by reference.

(b) Amended and Restated By-Laws of the Registrant filed with Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A on April 29, 2002, and incorporated herein by reference.

(c) Form of certificate for shares of Common Stock, par value $.001 per share, of the Registrant originally filed with Pre-Effective No. 1 to the Registration Statement on Form N-1A on January 28, 1987, and re-filed for EDGAR purposes only with Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A on April 30, 1999, and incorporated herein by reference.

(d) Investment Management Contract, dated October 30, 2000, between the Registrant and Reich & Tang Asset Management, LLC (formerly Reich & Tang Asset Management L.P.) filed with Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A on April 30, 2001, and incorporated herein by reference.

(e) Distribution Agreement, dated October 30, 2000, between the Registrant and Reich & Tang Distributors, Inc. filed with Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A on April, 2001,and incorporated herein by reference.

(e.1) Distribution Agreement dated July 25, 2002, between the Registrant and Reich & Tang Distributors, Inc. with respect to the Advantage Class of Shares (formerly known as the Liquidity Class Shares) filed with Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A on September 24, 2002, and incorporated herein by reference.

(e.2) Amendment dated April 17, 2003, to the Distribution Agreement between the Registrant and Reich & Tang Distributors, Inc. with respect to the Advantage Class of Shares(formerly known as the Liquidity Class Shares) filed with Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A on April 28, 2005, and incorporated herein by reference.

(e.3) Amendment dated May 27, 2003, to the Distribution Agreement between the Registrant and Reich & Tang Distributors, Inc. with respect to the Advantage Class of Shares(formerly known as the Liquidity Class Shares) filed with Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A on April 29, 2004, and incorporated herein by reference.

(e.4) Amendment dated April 29, 2004, to the Distribution Agreement between the Registrant and Reich & Tang Distributors, Inc. with respect to the Advantage Class of Shares (formerly known as the Liquidity Class Shares) filed with Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A on April 28, 2005, and incorporated herein by reference.

(f)      Not applicable.

(g)      Custody Agreement between the Registrant and The Bank of New York.

(h) Administrative Services Contract, dated October 30, 2000, between Registrant and Reich & Tang Asset Management, LLC (formerly Reich & Tang Asset Management L.P.) filed with Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A on April 30, 2001, and incorporated herein by reference.

(h.1) Transfer Agency Agreement and Addendum to the Transfer Agency Agreement between the Registrant and Reich & Tang Distributors, Inc. filed with Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A on April 24, 2003, and incorporated herein by reference.

(h.2) Fund Accounting Agreement between the Registrant and The Bank of New York filed with Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A on April 28, 2005, and incorporated herein by reference.

(h.3) Cash Management Agreement and Related Services Agreement between the Registrant and The Bank of New York filed with Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A on April 28, 2005, and incorporated herein by reference.

(i) Opinion of Battle Fowler LLP as to the legality of the securities being registered, including their consent to the filing thereof and to the use of their name in the Prospectus originally filed with Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A on January 28, 1987, and re-filed for EDGAR purposes only with Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A on April 30, 1999, and incorporated herein by reference.

(i.1) Consent of Paul, Hastings, Janofsky & Walker LLP to the use of their name in the Registration Statement.

(i.2) Opinion of Paul, Hastings, Janofsky & Walker LLP, as to California law, including their consent to the filing thereof and to the use of their name in the Prospectus and Statement of Additional Information filed with Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A on April 30, 2001, and incorporated herein by reference.

(j)      Consent of Independent Registered Public Accounting Firm.

(k) Audited Financial Statements, for fiscal year ended December 31, 2005 filed with the Annual Report on Form N-CSR on March 6, 2006, and incorporated herein by reference.

(l) Written assurance of Reich & Tang, Inc. that its purchase of shares of the registrant was for investment purposes without any present intention of redeeming or reselling originally filed with Pre-Effective No. 1 to the Registration Statement on Form N-1A on January 28, 1987, and re-filed for Edgar purposes only with Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A on April 30, 1999, and incorporated herein by reference.

(m) Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 filed with Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A on April 28, 2005, and incorporated herein by reference.

(m.1) Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 with respect to the Advantage Class of shares (formerly known as the Liquidity Class Shares) filed with Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A on April 28, 2005, and incorporated herein by reference.

(m.2) Shareholder Servicing Agreement, dated October 30, 2000, between the Registrant and Reich & Tang Distributors, Inc. filed with Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A on April 30, 2001, and incorporated herein by reference.

(m.3) Shareholder Servicing Agreement, dated July 25, 2002, between the Registrant and Reich & Tang Distributors, Inc. with respect to the Advantage Class of Shares (formerly known as the Liquidity Class Shares) filed with Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A on September 24, 2002, and incorporated herein by reference.

(m.4) Amendment dated April 17, 2003 to the Shareholder Servicing Agreement between the Registrant and Reich & Tang Distributors, Inc. with respect to the Advantage Class of Shares (formerly known as the Liquidity Class of Shares) filed with Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A on April 28, 2005, and incorporated herein by reference.

(m.5) Amendment dated May 27, 2003 to the Shareholder Servicing Agreement between the Registrant and Reich & Tang Distributors, Inc. with respect to the Advantage Class of Shares (formerly known as the Liquidity Class of Shares) filed with Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A on April 28, 2005, and incorporated herein by reference.

(m.6) Amendment dated April 29, 2004 to the Shareholder Servicing Agreement between the Registrant and Reich & Tang Distributors, Inc. with respect to the Advantage Class of Shares (formerly known as the Liquidity Class of Shares) filed with Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A on April 28, 2005, and incorporated herein by reference.

(m.7) Distribution Agreement between the Registrant and Reich & Tang Distributors, Inc. (see Exhibit (e) above).

(m.8) Distribution Agreement between the Registrant and Reich & Tang Distributors, Inc. with respect to the Advantage Class of Shares (formerly known as the Liquidity Class of Shares) (see Exhibit (e.1) above).

(m.9) Amendment dated April 17, 2003, to the Distribution Agreement between the Registrant and Reich & Tang Distributors, Inc. with respect to the Advantage Class of Shares (formerly known as the Liquidity Class of Shares) (see Exhibit (e.2) above).

(m.10) Amendment dated May 27, 2003, to the Distribution Agreement between the Registrant and Reich & Tang Distributors, Inc. with respect to the Advantage Class of Shares (formerly known as the Liquidity Class of Shares) (see Exhibit (e.3) above).

(m.11) Amendment dated April 29, 2004, to the Distribution Agreement between the Registrant and Reich & Tang Distributors, Inc. with respect to the Advantage Class of Shares (formerly known as the Liquidity Class of Shares) (see Exhibit (e.4) above).

(n) Amendment No. 9 to Rule 18f-3 Plan for Multi-Class filed with Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A on April 24, 2003, and incorporated herein by reference.

(o)      Reserved.

(p) There are no 17j-1 Code of Ethics applicable since the Registrant is a money market fund.

(q) Powers of Attorney filed with Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A on April 29, 2002, and incorporated herein by reference herein.

(q.1)    Power of Attorney for Edward A. Kuczmarski.

ITEM 24.          PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND.

        The following open-end management investment companies may be considered to be under common control with the Registrant: Connecticut Daily Tax Free Income Fund, Inc., Cortland Trust, Inc., Daily Tax Free Income Fund, Inc., Delafield Fund, Inc., Florida Daily Municipal Income Fund, Institutional Daily Income Fund, New Jersey Daily Municipal Income Fund, Inc., New York Daily Tax Free Income Fund, Inc., Pax World Money Market Fund, Inc., ShortTerm Income Fund and Tax Exempt Proceeds Fund, Inc.

ITEM 25.          INDEMNIFICATION.

         The Registrant incorporates herein by reference the response to Item 25 of Part C of the Registrant's Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A filed with the Commission on September 24, 2002.

ITEM 26.          BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

         The description of Reich & Tang Asset Management, LLC ("RTAMLLC") under the caption "Management, Organization and Capital Structure" in the Prospectus and "Investment Advisory and Other Services" and "Management of the Fund" in the Statement of Additional Information constituting parts A and B, respectively, of this Post-Effective Amendment to the Registration Statement are incorporated herein by reference.

         RTAMLLC is a limited liability company that is a wholly-owned subsidiary of IXIS Asset Management US GROUP, L.P.("IXIS-AMUSGROUP"). IXIS-AMUSGROUP is the managing member and direct owner of RTAMLLC.


         Michael D. Appleton is Vice President, Chief Compliance Officer and Secretary of RTAMLLC. Mr. Appleton has been associated with RTAMLLC and its predecessors since April 2000. Mr. Appleton is also Vice President, Chief Compliance Officer and Secretary of Reich & Tang Distributors, Inc. and Vice President, Compliance Officer and Secretary of Reich & Tang Services, Inc.

         Beverly M. Bearden is a Manager of RTAMLLC since May 2002. She is also Executive Vice President, Human Resources, of IXIS-AMUSGROUP. She is also Executive Vice President, Human Resources of IXIS AMUSGROUP. Ms. Bearden was Second Vice President of The New England (NE Mutual Insurance Company) from March 1983 to September 1993, Human Resource Assistant at Citicorp from February 1982 to March 1983, Human Resource Assistant at Hannaford Brothers from September 1979 to November 1981 and Auditor at Casco Bank & Trust from July 1977 to September 1979. Ms. Bearden is also a Director of Reich & Tang Distributors, Inc. and Reich & Tang Services, Inc.

         J. Dennis Delafield is a Managing Director of RTAMLLC. Mr. Delafield has been associated with RTAMLLC and its predecessors since December 1991 and is also Chairman, CEO and Director of Delafield Fund, Inc. This fund is located at 600 Fifth Avenue, New York, NY 10020.

         Richard De Sanctis is Executive Vice President and Chief Financial Officer of RTAMLLC. Mr. De Sanctis has been associated with RTAMLLC and its predecessors since December 1990. Mr. De Sanctis is also Vice President of eleven funds in the Reich and Tang Complex, Vice President and Assistant Secretary of Cortland Trust, Inc. Mr. De Sanctis is also Executive Vice President and Chief Financial Officer of Reich & Tang Distributors, Inc. and Reich & Tang Services, Inc.

         Steven W. Duff is a Manager and President of RTAMLLC and is President and Chief Executive Officer of the Mutual Funds division. Mr. Duff has been associated with RTAMLLC and its predecessors since August 1994. Mr. Duff is also President and a Director/Trustee of nine funds in the Reich & Tang Fund Complex, Director of Pax World Money Market Fund, Inc., Principal Executive Officer of Delafield Fund, Inc. and President and Chief Executive Officer of Tax Exempt Proceeds Fund, Inc. These funds are all located at 600 Fifth Avenue, New York, NY 10020. Mr. Duff also serves as a Director of Reich & Tang Services, Inc. and Reich & Tang Distributors, Inc.

         Molly Flewharty is a Senior Vice President of the Mutual Funds division of RTAMLLC. Ms. Flewharty has been associated with RTAMLLC and its predecessors since December 1977 and is also Vice President of twelve funds in the Reich & Tang Fund Complex. These funds are all located at 600 Fifth Avenue, New York, NY 10020. Ms. Flewharty also serves as Senior Vice President of Reich & Tang Distributors, Inc.

         Barbara Francis is a Vice President of RTAMLLC. Ms. Francis has been associated with RTAMLLC and its predecessors since January 1997. Ms. Francis is also a Vice President of Reich & Tang Services, Inc.

         Christopher Gill is a Senior Vice President of RTAMLLC. Mr. Gill has been associated with RTAMLLC and its predecessors since February 1994. Mr. Gill is also a Vice President of Reich & Tang Distributors, Inc. and Reich & Tang Services, Inc.

         Thomas Hernly is a Vice President of RTAMLLC. Mr. Hernly has been associated with RTAMLLC and its predecessors since March 1996. Mr. Hernly is also a Vice President of Reich & Tang Services, Inc.

         Rosanne Holtzer is Senior Vice President, Compliance Officer and Assistant Secretary of the Mutual Funds division of RTAMLLC. Ms. Holtzer has been associated with RTAMLLC and its predecessors since June 1986. Ms. Holtzer is also Chief Compliance Officer, Secretary and Assistant Treasurer of twelve funds in the Reich & Tang Fund Complex. These funds are all located at 600 Fifth Avenue, New York, NY 10020. Ms. Holtzer also serves as Senior Vice President, Assistant Secretary and Compliance Officer of Reich & Tang Distributors, Inc. and Senior Vice President, Assistant Secretary and Chief Compliance Officer of Reich & Tang Services, Inc.

         Joseph Jerkovich is a Senior Vice President and Controller of RTAMLLC. Mr. Jerkovich has been associated with RTAMLLC since September 2004. Mr.
Jerkovich is also Vice President and Controller of Reich & Tang Distributors, Inc. and Reich & Tang Services, Inc.

         Cleo Kotis is a Vice President of RTAMLLC. Ms. Kotis has been associated with RTAMLLC and its predecessors since December 1993 and is also Chief Operations Officer and Vice President of Delafield Fund, Inc. This fund is located at 600 Fifth Avenue, New York, NY 10020.

         Michael Lydon is Executive Vice President and Chief Operations Officer of RTAMLLC. Mr. Lydon has been associated with RTAMLLC since January 2005.
Mr. Lydon was Vice President at Automated Data Processing from July 2000 to December 2004. Prior to July 2000, Mr. Lydon was Executive Vice President and Chief Information Officer of RTAMLLC. Mr. Lydon is also Vice President of twelve funds in the Reich & Tang Fund Complex. These funds are all located at 600 Fifth Avenue, New York, NY 10020. Mr. Lydon is also Executive Vice President and Chief Operations Officer for Reich & Tang Distributors, Inc. and Reich & Tang Services, Inc.

         Christine Manna is a Vice President of RTAMLLC. Ms. Manna has been associated with RTAMLLC and its predecessors since June 1995. Ms. Manna is also a Vice President of Reich & Tang Distributors, Inc. and Reich & Tang Services, Inc.

         Dana E. Messina is an Executive Vice President of the Mutual Funds division of RTAMLLC. Ms. Messina has been associated with RTAMLLC and its predecessors since December 1980 and is also Vice President of nine funds in the Reich & Tang Fund Complex. These funds are all located at 600 Fifth Avenue, New York, NY 10020. Ms. Messina also serves as Executive Vice President of Reich & Tang Distributors, Inc.

         Andrew Mintz is a Senior Vice President of RTAMLLC. Mr. Mintz has been associated with RTAMLLC and its predecessors since March 1991. Mr. Mintz is also a Senior Vice President of Reich & Tang Services, Inc.

         Marty O'Connor is a Vice President of RTAMLLC. Mr. O'Connor has been associated with RTAMLLC and its predecessors since March 1992. Mr. O'Connor is also a Vice President of Reich & Tang Services, Inc.

         Anthony Pace is a Vice President of the Mutual Funds Division of RTAMLLC. Mr. Pace has been associated with RTAMLLC and its predecessors since September 2004. Mr. Pace was a Director of a Client Service Group at GlobeOp Financial Services, Inc. from May 2002 to August 2004 and Controller/Director of Mutual Fund Administration for Smith Barney Funds Management, LLC and Salomon Brothers Asset Management Inc. from 1998 to May 2002. Mr. Pace is also Treasurer and Assistant Secretary of twelve funds in the Reich & Tang Fund Complex. These funds are all located at 600 Fifth Avenue, New York, NY 10020.

         Jeffrey D. Plunkett is a Manager of RTAMLLC. He is also Executive Vice President and Group General Counsel of IXIS-AMUSGROUP since 2001 and served as Senior Vice President and Associate General Counsel of IXIS-AMUSGROUP from 1996 to 2000. Mr. Plunkett is also Director of Reich & Tang Distributors, Inc. and Reich & Tang Services, Inc.

         Richard Preuss is a Vice President of RTAMLLC. Mr. Preuss has been associated with RTAMLLC and its predecessors since July 1986. Mr. Preuss is also a Vice President of Reich & Tang Services, Inc.

         G. Neal Ryland is a Manager of RTAMLLC. Mr. Ryland was a Director of Reich & Tang Asset Management, Inc. from July 1994 until March 2001. Reich & Tang Asset Management, Inc. was the general partner of Reich & Tang Asset Management, L.P. (the predecessor of RTAMLLC). He is also Executive Vice President, Risk Management and Chief Financial Officer of IXIS-AMUSGROUP and IXIS Asset Management US Corporation, the majority interest holder in IXIS-AMUSGROUP . Mr. Ryland was Executive Vice President and Chief Financial Officer of Nvest Corporation and its general partner, Nvest, L.P. companies from December 1996 to October 2000. Mr. Ryland is a Director of Reich & Tang Distributors, Inc. and Reich & Tang Services, Inc.

         Vincent Sellecchia is a Chief Investment Officer and Managing Director of RTAMLLC. Mr. Sellecchia has been associated with RTAMLLC and it's predecessors since December 1991 and is also President of Delafield Fund, Inc. This fund is located at 600 Fifth Avenue, New York, NY 10020.

         Richard E. Smith, III is a Manager of RTAMLLC and is President and Chief Operating Officer of the Capital Management division. Mr. Smith has been associated with RTAMLLC and its predecessors since July 1994. Mr. Smith is also President and Director of Reich & Tang Services, Inc. and Reich & Tang Distributors, Inc.

         Irene Ward is a Senior Vice President of the Mutual Funds division of RTAMLLC. Ms. Ward has been associated with RTAMLLC and its predecessors since March 1986 and is also Vice President Tax Exempt Proceeds Fund, Inc. This fund is located at 600 Fifth Avenue, New York, NY 10020. Ms. Ward is also Senior Vice President of Reich & Tang Services, Inc.

         Richard I. Weiner is a Vice President of RTAMLLC. Mr. Weiner has been associated with RTAMLLC and its predecessors since August 1970. Mr. Weiner is also a Vice President of Reich & Tang Distributors, Inc.

ITEM 27.          PRINCIPAL UNDERWRITERS.

         (a) Reich & Tang Distributors, Inc., the Registrant's distributor, is also distributor for Connecticut Daily Tax Free Income Fund, Inc., Cortland Trust, Inc., Daily Tax Free Income Fund, Inc., Florida Daily Municipal Income Fund, Institutional Daily Income Fund, New Jersey Daily Municipal Income Fund, Inc., New York Daily Tax Free Income Fund, Inc., Pax World Money Market Fund, Inc., Short Term Income Fund, Inc. and Tax Exempt Proceeds Fund, Inc.

         (b) The following are the directors and officers of Reich & Tang Distributors, Inc. The principal business address of Ms. Bearden and Messrs. Plunkett and Ryland is 399 Boylston Street, Boston, MA 02116. For all other persons, the principal address is 600 Fifth Avenue, New York, NY 10020.




Name                       Positions and Offices with the Distributor                   Positions and Offices with the Registrant
----                       ------------------------------------------                   -----------------------------------------
Michael Appleton           Vice President, Chief Compliance Officer and Secretary       None

Beverly M. Bearden         Director                                                     None

Richard De Sanctis         Executive Vice President and Chief Financial Officer         Vice President
Steven W. Duff             Director                                                     President and Director
Molly Flewharty            Senior Vice President                                        Vice President
Christopher Gill           Vice President                                               None
Rosanne Holtzer            Senior Vice President, Compliance Officer and Assistant      Chief Compliance Officer, Secretary and
                           Secretary                                                    Assistant Treasurer
Joseph Jerkovich           Vice President and Controller                                None
Michael Lydon              Executive Vice President and Chief Operations Officer        Vice President
Christine Manna            Vice President                                               None
Dana Messina               Executive Vice President                                     Vice President
Jeffrey D. Plunkett        Director                                                     None
G. Neal Ryland             Director                                                     None
Richard E. Smith III       President and Director                                       None
Richard Weiner             Vice President                                               None


(c) Not applicable.

ITEM 28.          LOCATION OF ACCOUNTS AND RECORDS.

             Accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained in the physical possession of the Registrant at 600 Fifth Avenue, New York, NY 10020, the Registrant's manager; at The Bank of New York, 101 Barclay Street, New York, NY, 10286, the Registrant's custodian; and at Reich & Tang Services, Inc., 600 Fifth Avenue, New York, NY 10020, the Registrant's transfer agent and dividend disbursing agent.

ITEM 29.          MANAGEMENT SERVICES.

                  Not applicable.

ITEM 30.          UNDERTAKINGS.

                  Not applicable.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 28th day of April, 2006.



                                CALIFORNIA DAILY TAX FREE INCOME FUND, INC.


                                By: /s/ Steven W. Duff

                                        Steven W. Duff
                                        President





         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.








                  SIGNATURE                                   CAPACITY                           DATE


(1)      Principal Executive Officer



      /s/Steven W. Duff
         Steven W. Duff                                       President                          April 28, 2006

(2)      Principal Financial and
         Accounting Officer


      /s/Anthony Pace
         Anthony Pace                                         Treasurer                          April 28, 2006


(3)      Majority of Directors


      /s/Steven W. Duff
         Steven W. Duff                                       Director                           April 28, 2006


         Dr. W. Giles Mellon*                                 Director
         Robert Straniere*                                    Director
         Dr. Yung Wong*                                       Director
         Edward A. Kuczmarski**                               Director


By:   /s/Rosanne Holtzer
         Rosanne Holtzer
         Attorney-in-Fact*                                                                   April 28, 2006


* Powers of Attorney filed with Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A on April 29, 2002.
**       Power of Attorney filed as Exhibit (q.1).

                                  Exhibit Index








(g)   Custody Agreement between the Registrant and The Bank of New York.

(i.1) Consent of Paul, Hastings, Janofsky & Walker LLP to use of their name in the Registration Statement.

(j)   Consent of Independent Registered Public Accounting Firm.

(q.1) Power of Attorney for Edward A. Kuczmarski.